PRINCIPAL LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT B

                                PERSONAL VARIABLE

                       (A Group Variable Annuity Contract

                        For Employer Sponsored Qualified

                       And Non-Qualified Retirement Plans)


           Issued by Principal Life Insurance Company (the "Company")


                          Prospectus dated May 1, 2001


This Prospectus concisely sets forth information about Principal Life Insurance Company Separate Account B and Personal Variable (a Group Variable Annuity Contract) (the "Contract") that an investor ought to know before investing. It should be read and retained for future reference.


Additional information about the Contracts, including a Statement of Additional Information, dated May 1, 2001, has been filed with the Securities and Exchange Commission. The Statement of Additional Information is incorporated by reference into this Prospectus. The table of contents of the Statement of Additional Information appears at the end of this Prospectus. A copy of the Statement of Additional Information can be obtained, free of charge, upon request by writing or telephoning:



                     Princor Financial Services Corporation
                                  a company of
                          the Principal Financial Group
                              Des Moines, IA 50392
                            Telephone: 1-800-633-1373


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus is valid only when accompanied by the current prospectus for Principal Variable Contracts Fund, Inc. (the "Fund") which should be kept for future reference.

                                TABLE OF CONTENTS

                                                                                     Page

Glossary of Special Terms .........................................................   4
Expense Table and Example..........................................................   6
Summary............................................................................   7
Condensed Financial Information ...................................................   8
Description of Principal Life Insurance Company ...................................  10
Principal Life Insurance Company Separate Account B ...............................  10
Deductions under the Contract .....................................................  12
    Contingent Deferred Sales Charge...............................................  12
    Contract Administration Expense/Recordkeeping Charge ..........................  13
    Mortality and Expense Risks Charge ............................................  14
Other Expenses ....................................................................  14
    Documentation Expense..........................................................  14
    Location Fee  .................................................................  14
    Outside Asset Recordkeeping Charge.............................................  14
    Special Services...............................................................  15
Surplus Distribution at Sole Discretion of the Company ............................  15
The Contract  .....................................................................  15
    Contract Values and Accounting Before Annuity Commencement Date ...............  15
         Investment Accounts ......................................................  15
         Unit Value ...............................................................  15
         Net Investment Factor ....................................................  16
         Hypothetical Example of Calculation of Unit Value for All
             Divisions Except the Money Market Division............................  16
         Hypothetical Example of Calculation of Unit Value for
              the Money Market Division............................................  16
    Income Benefits ...............................................................  16
         Variable Annuity Payments.................................................  16
             Selecting a Variable Annuity .........................................  17
             Forms of Variable Annuities ..........................................  17
             Basis of Annuity Conversion Rates ....................................  18
             Determining the Amount of the First Variable Annuity Payment .........  19
             Determining the Amount of the Second and Subsequent
               Monthly Variable Annuity Payments ..................................  19
             Hypothetical Example of Calculation of Variable Annuity Payments .....  19
         Flexible Income Option....................................................  19
    Payment on Death of Plan Participant...........................................  20
         Prior to Annuity Purchase Date ...........................................  20
         Subsequent to Annuity Purchase Date ......................................  21
    Withdrawals and Transfers .....................................................  21
         Cash Withdrawals .........................................................  21
         Transfers Between Divisions ..............................................  22
         Transfers to the Contract ................................................  22
         Transfers to Companion Contract ..........................................  22
         Special Situation Involving Alternate Funding Agents .....................  22
         Postponement of Cash Withdrawal or Transfer ..............................  22
         Loans ....................................................................  22
    Other Contractual Provisions ..................................................  23
         Contribution Limits ......................................................  23
         Assignment ...............................................................  23
         Cessation of Contributions ...............................................  23
         Substitution of Securities................................................  23
         Changes in the Contract ..................................................  23
Statement of Values................................................................  24
Services Available by Telephone....................................................  24
Distribution of the Contract.......................................................  24
Performance Calculation............................................................  25
Voting Rights  ....................................................................  26
Federal Tax Status.................................................................  26
    Taxes Payable by Owners of Benefits and Annuitants.............................  26
         Tax-Deferred Annuity Plans................................................  26
         Public Employee Deferred Compensation Plans...............................  27
         401(a) Plans..............................................................  28
         Creditor-Exempt Non-Qualified Plans.......................................  28
         General Creditor Non-Qualified Plans......................................  29
    Fund Diversification...........................................................  30
Rights Reserved by the Company.....................................................  30
State Regulation  .................................................................  30
Legal Opinions    .................................................................  30
Legal Proceedings .................................................................  30
Registration Statement.............................................................  30
Independent Auditors...............................................................  30
Contractholders' Inquiries.........................................................  30
Table of Contents of the Statement of Additional Information.......................  31


This Prospectus does not constitute an offer of, or solicitation of any offer to acquire, any interest or participation in the Contracts in any jurisdiction in which such an offer or solicitation may not lawfully be made. No person is authorized to give any information or to make any representations in connection with the Contracts other than those contained in this Prospectus.

GLOSSARY OF SPECIAL TERMS

Account -- Series or portfolio of a Mutual Fund in which a Separate Account Division invests.

Aggregate Investment Account Value -- The sum of the Investment Account Values for Investment Accounts which correlate to a Plan Participant.

Annual Average Balance -- The total value at the beginning of the Deposit Year of all Investment Accounts which correlate to a Plan Participant under the contract and other Plan assets that correlate to a Plan Participant that are not allocated to the contract or an Associated or Companion Contract but for which the Company provides recordkeeping services ("Outside Assets"), adjusted by the time weighted average of Contributions to, and withdrawals from, Investment Accounts and Outside Assets (if any) which correlate to the Plan Participant during the period.

Annuity Change Factor -- The factor used to determine the change in value of a Variable Annuity in the course of payment.

Annuity Commencement Date-- The beginning date for Annuity Payments.

Annuity Premium -- The amount applied under the contract to purchase an annuity.

Annuity Purchase Date -- The date an Annuity Premium is applied to purchase an annuity.

Associated Contract -- An annuity contract issued by the Company to the same Contractholder to fund the same or a comparable Plan as determined by the Company.

Commuted Value -- The dollar value, as of a given date, of remaining Variable Annuity Payments. It is determined by the Company using the interest rate assumed in determining the initial amount of monthly income and assuming no variation in the amount of monthly payments after the date of determination.

Companion Contract -- An unregistered group annuity contract offering guaranteed interest crediting rates and which is issued by the Company to the Contractholder for the purpose of funding benefits under the Plan. The Company must agree in writing that a contract is a Companion Contract.

Contingent Deferred Sales Charge -- The charge deducted from certain cash withdrawals from an Investment Account before the Annuity Purchase Date, payments made because of a Termination of Employment or amounts transferred to an Alternate Funding Agent.

Contract Administration/Recordkeeping Charge -- A charge deducted or paid separately by the Contractholder on a quarterly basis each Deposit Year prior to the Annuity Commencement Date or on a complete redemption of Investment Accounts which correlate to a Plan Participant from the Aggregate Investment Accounts that correlate to each Plan Participant.

Contract Date -- The date this contract is effective, as shown on the face page of the contract.

Contract Year -- A period beginning on a Yearly Date and ending on the day before the next Yearly Date.

Contractholder -- The entity to which the contract will be issued, which will normally be an Employer, an association, or a trust established for the benefit of Plan Participants and their beneficiaries.

Contributions -- Amounts contributed under the contract which are accepted by the Company.

Deposit Year -- The twelve-month period ending on a day selected by the Contractholder.

Division -- The part of Separate Account B which is invested in shares of an Account of a Mutual Fund.

Employer -- The corporation, sole proprietor, firm, organization, agency or political subdivision named as employer in the Plan and any successor.

Flexible Income Option -- A periodic distribution from the contract in an amount equal to the minimum annual amount determined in accordance with the minimum distribution rules of the Internal Revenue Code, or a greater amount as requested by the Owner of Benefits.

Funding Agent -- An insurance company, custodian or trustee designated by the Contractholder and authorized to receive any amount or amounts transferred from the contract described in this prospectus. Funding Agent will also mean Principal Life Insurance Company where the Contractholder directs the Company to transfer such amounts from the contract described in this prospectus to another group annuity contract issued by the Company to the Contractholder.

Internal Revenue Code ("Code") -- The Internal Revenue Code of 1986, as amended, and the regulations thereunder. Reference to the Internal Revenue Code means such Code or the corresponding provisions of any subsequent revenue code and any regulations thereunder.

Investment Account -- An account that correlates to a Plan Participant established under the contract for each type of Contribution and for each Division in which the Contribution is invested.

Investment Account Value -- The value of an Investment Account for a Division which on any date will be equal to the number of units then credited to such account multiplied by the Unit Value of this series of contracts for that Division for the Valuation Period in which such date occurs.

Mutual Fund -- A registered open-end investment company in which a Division of Separate Account B invests.

Net Investment Factor -- The factor used to determine the change in Unit Value of a Division during a Valuation Period.

Normal Income Form -- The form of benefit to be provided under the Plan if the Owner of Benefits does not elect some other form. If the Plan does not specify a Normal Income Form, the Normal Income Form shall be: (a) for an unmarried Plan Participant, the single life with ten years certain annuity option described in this Prospectus, (b) for a married Plan Participant, the joint one-half survivor annuity option described in this Prospectus.

Notification -- Any form of notice received by the Company at the Company's home office and approved in advance by the Company including written forms, electronic transmissions, telephone transmissions, facsimiles or photocopies.

Owner of Benefits -- The entity or individual that has the exclusive right to be paid benefits and exercise rights and privileges pursuant to such benefits. The Owner of Benefits is the Plan Participant under all contracts except contracts used to fund General Creditor Non-Qualified Plans (see "Summary") wherein the Contractholder is the Owner of Benefits.

Plan -- The plan established by the Employer in effect on the date the contract is executed and as amended from time to time, which the Employer has designated to the Company in writing as the Plan funded by the contract.

Plan Participant -- A person who is (i) a participant under the Plan, (ii) a beneficiary of a deceased participant, or (iii) an alternative payee under a Qualified Domestic Relations Order, in whose name an Investment Account has been established under this contract.

Qualified Domestic Relations Order -- A Qualified Domestic Relations Order as defined in Internal Revenue Code Section 414(p)(1)(A).

Quarterly Date -- The last Valuation Date of the third, sixth, ninth and twelfth month of each Deposit Year.

Separate Account B -- A separate account established by the Company under Iowa law to receive Contributions under the contract offered by this Prospectus and other contracts issued by the Company. It is divided into Divisions, each of which invest in a corresponding Account of the Principal Variable Contracts Fund, Inc.

Termination of Employment -- A Plan Participant's termination of employment with the Employer, determined under the Plan and as reported to the Company.

Total and Permanent Disability -- The condition of a Plan Participant when, as the result of sickness or injury, the Plan Participant is prevented from engaging in any substantial gainful activity and such total disability has been continuous for a period of at least six months. For contracts sold in the state of Pennsylvania, this term shall have the same meaning as defined in the Plan. The Plan Participant must submit due proof thereof which is acceptable to the Company.

Unit Value -- The value of a unit of a Division of Separate Account B.

Valuation Date -- The date as of which the net asset value of an Account is determined.

Valuation Period -- The period of time between when the net asset value of an Account is determined on one Valuation Date and when such value is determined on the next following Valuation Date.

Variable Annuity Payments -- A series of periodic payments, the amounts of which are not guaranteed but which will increase or decrease to reflect the investment experience of the Capital Value Division of Separate Account B. Periodic payments made pursuant to the Flexible Income Option are not Variable Annuity Payments.

Variable Annuity Reserves -- The reserves held for annuities in the course of payment for the Contract.

Yearly Date -- The Contract Date and the same day of each year thereafter.

EXPENSE TABLE AND EXAMPLE


The following tables depict fees and expenses applicable to the aggregate of all Investment Accounts that correlate to a Plan Participant established under the Contract. The purpose of the table is to assist the Owner of Benefits in understanding the various costs and expenses that an Owner of Benefits will bear directly or indirectly. The table reflects expenses of the Separate Account as well as the expenses of the Accounts in which the Separate Account invests as of the most recent fiscal year. The example below should not be considered a representation of past or future expenses; actual expenses may be greater or lesser than those shown. See "Deductions under the Contract."


                                EXPENSE TABLE(1)

Transaction Expenses
   Sales Load Imposed on Purchases
   (as a percentage of purchase payments)            None

   Deferred Sales Load(2)
   (as a percentage of amount surrendered)              For Withdrawals Occurring During
                                                       Plan Participant's Year of Coverage

                                             1      2       3      4       5      6       7   Thereafter
--------------------------------------------------------------------------------------------------------
                                           5.00%  4.25%   3.50%  2.75%   2.00%  1.25%   0.50%     0%

   Surrender Fees                                    None

   Exchange Fee                                      None

Annual Contract Fee (3)
--------------------
     Contract Administration Expense/                $34 per Plan Participant + (.35% of the Balance of the Investment Accounts
     Recordkeeping Charge(2)                         and Outside Assets which correlate to the Plan Participant subject to a minimum annual charge of $3,000).(4)(5)

Separate Account Annual Expenses
     (as a percentage of average account value)
-----------------------------------------------
     Mortality and Expense Risk Charge(2)         .64%

Annual Expenses of Accounts
 (as a percentage of average net assets of the following accounts)
                                                  Management           Other           Total Accounts
                                                     Fees            Expenses          Annual Expenses


   Balanced Account                                  .58%               .02%                .60%
   Bond Account                                      .49                .02                 .51
   Capital Value Account                             .59                .01                 .60
   Government Securities Account                     .49                .02                 .51
   Growth Account                                    .59                .01                 .60
   International Account                             .85                .05                 .90
   MidCap Account                                    .60                .02                 .62
   Money Market Account                              .50                .02                 .52


(1) The Contractholder must also pay a documentation expense (if applicable) and, if services are provided to multiple employee group locations, a location fee. (See "Other Expenses.")

(2)  The   Contingent   Deferred   Sales   Charge,    Contract    Administration
     Expense/Recordkeeping Charge and mortality and expense risks charge may be changed on 60-days notice subject to certain limitations.

(3) Annual contract fees are charged on a quarterly basis (based on balance of Investment Accounts at the end of each quarter) or assessed upon a complete redemption of all Investment Accounts which correlate to a Plan Participant. (See "Deductions Under the Contract.")

(4) If benefit plan reports are mailed to the Plan Participants' home address, the $34 charge will be increased to $37. If more than one 401(k) or 401(m) non-discrimination tests are provided by the Company in any Deposit Year, the $34 ($37) per Plan Participant Contract Administration Expense may be increased by 3% for each additional test. If benefit plan reports are mailed monthly instead of quarterly, the $34 ($37) charge will be increased by 24%. (See "Deductions Under the Contract.")

(5 )An additional $25 annual charge will be made for aggregate Investment Account Values which correlate to the Plan Participant for which a Flexible Income Option has been selected. (See "Deductions Under the Contract.")



                                                                       EXAMPLE
                                                   Separate Account
                                                       Division           1 Year            3 Years          5 Years      10 Years
                    ------------------------------------------------------------            -------          -------      --------
   If  the  Investments  Accounts  which  correlate  to a Plan  Participant  are surrendered at the end of the applicable time period:


     The Owner of Benefits would pay the         Balanced                    $71              $99              $127        $225
     following expenses on a $1,000 investment,  Bond                        $70              $96              $123        $216
       assuming a 5% annual return on assets:    Capital Value               $71              $99              $127        $225
                                                 Government Securities       $70              $96              $123        $216
                                                 Growth                      $71              $99              $127        $225
                                                 International               $74             $108              $143        $257
                                                 MidCap                      $71             $100              $128        $227
                                                 Money Market                $70              $97              $123        $217

   If the Investment Accounts which correlate to a Plan Participant are annuitized at the end of the applicable time period or rate not surrendered:

     The Owner of Benefits would pay the         Balanced                    $20              $61              $104        $225
     following expenses on a $1,000 investment,  Bond                        $19              $58              $100        $216
       assuming a 5% annual return on assets:    Capital Value               $20              $61              $104        $225
                                                 Government Securities       $19              $58              $100        $216
                                                 Growth                      $20              $61              $104        $225
                                                 International               $23              $70              $120        $257
                                                 MidCap                      $20              $61              $105        $227
                                                 Money Market                $19              $58              $100        $217



SUMMARY

The  following   summary  should  be  read  in  conjunction  with  the  detailed information appearing elsewhere in this Prospectus.

Contract Offered

The group variable annuity contract described by this Prospectus was issued by the Company and designed to aid in retirement planning. The Contract provides for the accumulation of Contributions and the payment of Variable Annuity Payments on a completely variable basis. As of January 1, 1998, the Contract is no longer offered.

Contributions

The contract prescribes no limits on the minimum Contribution which may be made to an Investment Account. Plan Participant maximum Contributions are discussed under "Federal Tax Status." Contributions may also be limited by the Plan. The Company may also limit Contributions on 60-days notice.

All Contributions made pursuant to the contract are allocated to one or more Investment Accounts which correlate to a Plan Participant. An Investment Account is established for each type of Contribution for each Division of Separate Account B as directed by the Owner of Benefits. Currently, the Divisions available under the Contract are: Balanced, Bond, Capital Value, Government Securities, Growth, International, MidCap and Money Market. The Contractholder may choose to limit the number of Divisions available to the Owner of Benefits, but the Money Market Division may not be so restricted to the extent the Division is necessary to permit the Company to allocate initial Contributions and the Capital Value Division may not be so restricted to the extent the Division is necessary to permit the Company to pay Variable Annuity Payments. Additional Divisions may be added in the future. If no direction is provided for a particular Contribution, such Contribution will be allocated to an Investment Account which is invested in the Money Market Division.

Separate Account B

Each of the Divisions corresponds to one of the Accounts in which Contributions may be invested. The objective of the contract is to provide a return on amounts contributed that will reflect the investment experience of the Accounts in which the Divisions to which Contributions are directed are invested. The value of the Contributions accumulated in Separate Account B prior to the Annuity Commencement Date will vary with the investment experience of the Accounts.

Each of the Divisions invests only in shares of an Account of Principal Variable Contracts Fund, Inc. as indicated in the table below.

         Division                                     Account
         --------                                     -------
     Balanced Division                            Balanced Account
     Bond Division                                Bond Account
     Capital Value Division                       Capital Value Account
     Government Securities Division               Government Securities Account
     Growth Division                              Growth Account
     International Division                       International Account
     MidCap Division                              MidCap Account
     Money Market Division                        Money Market Account

Distributions, Transfers and Withdrawals

Variable Annuity Payments will be made on and after a Plan Participant's Annuity Commencement Date. All Variable Annuity Payments will reflect the performance of the Account underlying the Capital Value Division and therefore the annuitant is subject to the risk that the amount of variable annuity payments may decline. (See "Income Benefits.")

Generally, at any time prior to the Annuity Purchase Date, the Owner of Benefits may transfer all or any portion of an Investment Account which correlates to a Plan Participant to another available Investment Account correlating to such Plan Participant. If a Companion Contract has been issued to the Contractholder to fund the Plan, and if permitted by the Plan and Companion Contract, amounts transferred from such Companion Contract may be invested in this Contract to establish Investment Accounts which correlate to a Plan Participant at any time at least one month before the Annuity Commencement Date. Similarly, if the Company has issued a Companion Contract to the Contractholder, and if permitted by the Plan and the Companion Contract, the Owner of Benefits, subject to certain limitations, may file a Notification with the Company to transfer all or a portion of the Investment Account values which correlate to a Plan Participant to the Companion Contract. (See "Withdrawals and Transfers.") In addition, subject to any Plan limitations or any reduction for vesting provided for in the Plan as to amounts available, the Owner of Benefits may withdraw cash from the Investment Accounts that correlate to the Plan Participant at any time prior to the Plan Participant's Termination of Employment, disability, retirement or the Annuity Purchase Date subject to any charges that may be applied. (See
"Withdrawals and Transfers.") Note that withdrawals before age 59 1/2 may involve an income tax penalty. (See "Federal Tax Status.") No withdrawals are permitted after the Annuity Purchase Date.

CONDENSED FINANCIAL INFORMATION

Financial statements are included in the Statement of Additional Information. Following are Unit Values for the Personal Variable Annuity Contract for the periods ended December 31.

                                                                                                               Number of
                                                              Accumulation Unit Value                     Accumulation Units
                                                                                                              Outstanding
                                                          Beginning                End                       End of Period
                                                          of Period             of Period                    (in thousands)



     Balanced Division
       Year Ended December 31
         2000                                              $1.801                $1.792                         2,448
         1999                                               1.771                 1.801                         2,849
         1998                                               1.592                 1.771                         2,321
         1997                                               1.359                 1.592                         1,775
         1996                                               1.208                 1.359                         1,015
         1995                                                .975                 1.208                           327
       Period Ended December 31, 1994 (1)                   1.000                  .975                           101
     Bond Division
       Year Ended December 31
         2000                                               1.423                 1.530                           804
         1999                                               1.471                 1.423                           998
         1998                                               1.374                 1.471                           766
         1997                                               1.251                 1.374                           487
         1996                                               1.229                 1.251                           274
         1995                                               1.012                 1.229                           124
       Period Ended December 31, 1994 (1)                   1.000                 1.012                             0
     Capital Value Division
       Year Ended December 31
         2000                                              $2.522                $2.560                         3,098
         1999                                               2.651                 2.522                         4,014
         1998                                               2.349                 2.651                         3,764
         1997                                               1.840                 2.349                         3,443
         1996                                               1.498                 1.840                         2,915
         1995                                               1.142                 1.498                         2,336
         1994                                               1.143                 1.142                         1,638
         1993                                               1.066                 1.143                           504
     Government Securities Division
       Year Ended December 31
         2000                                               1.508                 1.669                         1,849
         1999                                               1.522                 1.508                         2,111
         1998                                               1.414                 1.522                         1,954
         1997                                               1.289                 1.414                         1,816
         1996                                               1.255                 1.289                         1,936
         1995                                               1.060                 1.255                         1,890
         1994                                               1.116                 1.060                         1,575
         1993                                               1.020                 1.116                           809
         1992 (2)                                           1.000                 1.020                            15
      Growth Division
       Year Ended December 31
         2000                                               2.459                 2.200                         2,805
         1999                                               2.125                 2.459                         3,115
         1998                                               1.763                 2.125                         2,232
         1997                                               1.397                 1.763                         1,575
         1996                                               1.249                 1.397                           814
         1995                                               1.000                 1.249                           278
       Period Ended December 31, 1994 (1)                   1.000                 1.000                             5
     International Division
       Year Ended December 31
         2000                                               2.061                 1.877                         1,683
         1999                                               1.647                 2.061                         1,755
         1998                                               1.507                 1.647                         1,511
         1997                                               1.352                 1.507                         1,014
         1996                                               1.087                 1.352                           487
         1995                                                .957                 1.087                           160
       Period Ended December 31, 1994 (1)                   1.000                  .957                            21
     MidCap Division
       Year Ended December 31
         2000                                               2.159                 2.458                         1,979
         1999                                               1.922                 2.159                         2,156
         1998                                               1.866                 1.922                         1,918
         1997                                               1.530                 1.866                         1,478
         1996                                               1.270                 1.530                           830
         1995                                                .990                 1.270                           288
       Period Ended December 31, 1994 (1)                   1.000                  .990                            14
     Money Market Division
       Year Ended December 31
         2000                                               1.332                 1.403                         1,680
         1999                                               1.278                 1.332                         1,513
         1998                                               1.222                 1.278                         1,330
         1997                                               1.169                 1.222                         1,056
         1996                                               1.119                 1.169                           841
         1995                                               1.066                 1.119                         1,143
         1994                                               1.033                 1.066                           742
         1993                                               1.011                 1.033                           183
         1992 (2)                                           1.000                 1.011                            29


     (1) Commenced operations on October 3, 1994.
     (2) Commenced operations on July 15, 1992.

DESCRIPTION OF PRINCIPAL LIFE INSURANCE COMPANY (The "Company")

Principal Life Insurance Company is a life insurance company with its home office at the Principal Financial Group, Des Moines, Iowa 50392, telephone number 515-247-5111. It was originally incorporated under the laws of the State of Iowa in 1879 as Bankers Life Association, changed its name to Bankers Life Company in 1911 and changed its name to Principal Mutual Life Insurance Company in 1986. The name change to Principal Life Insurance Company and reorganization into a mutual holding company structure took place in 1998. The Company is a company of the Principal Financial Group, a diversified family of insurance and financial services corporations.


Principal Life Insurance Company is authorized to do business in the 50 states of the United States, the District of Columbia, the Commonwealth of Puerto Rico, and the Canadian Provinces of Alberta, British Columbia, Manitoba, Ontario and Quebec. The Company offers a full range of products and services for businesses, groups and individuals including individual insurance, pension plans and group/employee benefits. The Company has ranked in the upper one percent of life insurers in assets and premium income and has consistently received excellent ratings from the major rating firms based upon the Company's claims paying ability. The Company has $89.1 billion in assets under management, $75 billion in liabilities and serves more than 10 million individuals and their families.


PRINCIPAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT B

Separate Account B was established on January 12, 1970 pursuant to a resolution (as amended) of the Executive Committee of the Board of Directors of the Company. Under Iowa insurance laws and regulations the income, gains or losses, whether or not realized, of Separate Account B are credited to or charged against the assets of Separate Account B without regard to the other income, gains or losses of the Company. Although the assets of Separate Account B equal to the reserves and liabilities arising under the contract will not be charged with any liabilities arising out of any other business conducted by the Company, the reverse is not true. Hence, all obligations arising under the Contract, including the promise to make Variable Annuity Payments, are general corporate obligations of the Company.

Separate Account B was registered on July 17, 1970 with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended. Such registration does not involve supervision by the Commission of the investments or investment policies of Separate Account B.


Principal Management Corporation (the "Manager") serves as the manager for the Principal Variable Contracts Fund. The Manager is a subsidiary of Princor
Financial Services Corporation. It has managed mutual funds since 1969. As of December 31, 2000, the funds it managed had assets of approximately $6.6 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.

You may allocate your net premium payments to certain divisions of the Separate Account and/or the Fixed Account. Not all divisions are available in all states. A current list of divisions available in your state may be obtained from a sales representative or our home office.


Each Division invests in shares of a corresponding Account of the underlying mutual fund. The underlying mutual fund is NOT available to the general public directly. The underlying mutual fund is available only to provide investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies. Some of the underlying mutual fund Accounts have been established by investment advisers that manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual fund Accounts may be similar to, and may in fact be modeled after publicly traded mutual funds, you should understand that the underlying mutual fund Accounts are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and of any underlying mutual fund Account may differ substantially.


                                      Balanced Division

             Invests in:   Principal Variable Contracts Fund - Balanced Account
      Investment Advisor:  (equity securities portion) Invista Capital Management, LLC through a sub-advisory agreement
                           (fixed-income  securities portion) Principal Capital Income Investors, LLC through a sub-advisory agreement
    Investment Objective:  to generate a total return consisting of current income and capital appreciation while assuming reasonable risks in furtherance of this objective.

                                      Bond Division

             Invests in:   Principal Variable Contracts Fund - Bond Account
      Investment Advisor:  Principal Management Corporation
    Investment Objective:  to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

                                      Capital Value Division

              Invests in:  Principal Variable Contracts Fund - Capital Value Account
      Investment Advisor:  Invista Capital Management, LLC through a sub-advisory agreement
    Investment Objective:  to provide long-term capital of appreciation and secondarily growth investment income. The Account seeks to achieve its investment  objectives through the purchase primarily of common stocks, but the Account may invest in other securities.

                                       Government Securities Division

              Invests in:  Principal Variable Contracts Fund - Government Securities Account
      Investment Advisor:  Principal Capital Income Investors, LLC through a sub-advisory agreement
    Investment Objective:  to seek a high level of current income, liquidity and safety of principal. The Account seeks to achieve its objective through the purchase of obligations issued or guaranteed by the United States Government or its agencies. Account shares are not guaranteed by the United States Government.

                                        Growth Division

              Invests in:  Principal Variable Contracts Fund - Growth Account
      Investment Advisor:  Invista Capital Management, LLC through a sub-advisory agreement
    Investment Objective:  to seek growth of capital. The Account seeks to achieve its objective through the purchase primarily of common stocks, but the Account may invest in other securities.

                                        International Division

              Invests in:  Principal Variable Contracts Fund - International Account
      Investment Advisor:  Invista Capital Management, LLC through a sub-advisory agreement
    Investment Objective:  to seek long-term growth of capital by investing in a portfolio of equity securities domiciled in any of the nations of the world.

                                        MidCap Division

             Invests in:   Principal Variable Contracts Fund - MidCap Account
      Investment Advisor:  Invista Capital Management, LLC through a sub-advisory agreement
    Investment Objective:  to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

                                        Money Market Division

             Invests in:   Principal Variable Contracts Fund - Money Market Account
    Investment Advisor:    Principal Management Corporation
  Investment               Objective:  to seek as high a level of current income
                           available from short-term securities as is considered
                           consistent   with   preservation   of  principal  and
                           maintenance  of  liquidity  by  investing  all of its
                           assets in a portfolio of money market instruments.




An Investment Advisor agrees to provide investment advisory services for a specific underlying Mutual Fund or underlying Mutual Fund Account. For these services, each Investment Advisor is paid a fee.


Additional information concerning these Accounts, including their investment policies and restrictions, investment management fees and operating expenses is given in the prospectus for the Fund. A Prospectus for the Principal Variable Contracts Fund, Inc. is attached to and follows this Prospectus. It should be read carefully in conjunction with this Prospectus before investing.

Each Division purchases shares of an Account at net asset value. In addition, all distributions made by an Account with respect to shares held by Divisions of Separate Account B are reinvested at net asset value in additional shares of the same Account. Contract benefits are provided and charges are made in effect by redeeming Account shares at net asset value. Values under the contract, both before and after the commencement of Variable Annuity Payments, will increase or decrease to reflect the investment performance of the Account and Owners of Benefits assume the risks of such change in values.

The Company is taxed as an insurance company under the Internal Revenue Code. The operations of Separate Account B are part of the total operations of the Company but are treated separately for accounting and financial statement purposes and are considered separately in computing the Company's tax liability. Separate Account B is not affected by federal income taxes paid by the Company with respect to its other operations, and under existing federal income tax law, investment income and capital gains attributable to Separate Account B are not taxed. The Company reserves the right to charge Separate Account B with, and to create a reserve for, any tax liability which the Company determines may result from maintenance of Separate Account B. To the best of the Company's knowledge, there is no current prospect of any such liability.

DEDUCTIONS UNDER THE CONTRACT

A Contract Administration Expense/Recordkeeping Charge and a mortality and expense risks charge are deducted under the contract. Also, in certain circumstances, a Contingent Deferred Sales Charge may be deducted from certain cash withdrawals and transfers to alternate Funding Agents from an Investment Account before the Annuity Purchase Date.

There are also deductions from and expenses paid out of the assets of the Accounts. These expenses are described in the Fund's prospectus.

A.   Contingent Deferred Sales Charge

     There is no initial sales charge. However, any cash withdrawal from an Investment Account which correlates to a Plan Participant before the Annuity Purchase Date, may be subject to a Contingent Deferred Sales Charge equal to a percentage of the amount being withdrawn. The percentage will be determined according to the following table:

       Number of Years From The
        Date First Contribution
      Which Correlates to a Plan
       Participant is Accepted                   Contingent Deferred Sales
            by the Company                           Charge Percentage

                Less than 1                                5.00%
          1 but less than 2                                4.25
          2 but less than 3                                3.50
          3 but less than 4                                2.75
          4 but less than 5                                2.00
          5 but less than 6                                1.25
          6 but less than 7                                0.50
                  7 or more                                 None

     The charge will be made by redeeming a sufficient number of units from the Investment Account or Accounts from which the withdrawal is made by an amount equal to the charge (see "Cash Withdrawals"). If the Investment Account or Accounts from which the withdrawal is made are insufficient to permit the full amount of the charge to be made, a sufficient number of units from other Investment Accounts which correlate to the Plan Participant will be redeemed on a pro rata basis in an amount equal to the charge. If the amounts in the Investment Accounts which correlate to the Plan Participant are insufficient to permit the full amount of the charge to be made, the amount of the withdrawal will be reduced by an amount equal to the charge.

     The Contingent Deferred Sales Charge does not apply to withdrawals made as a result of the Plan Participant's death or Total and Permanent Disability. The charge also does not apply to amounts paid pursuant to the Flexible Income Option that do not exceed the greater of (i) the minimum annual amount determined in accordance with the minimum distribution rules of the Internal Revenue Code, or (ii) 10% of the aggregate value of the Investment Accounts which correlate to a Plan Participant determined as of the last Valuation Date in the preceding Deposit Year. The charge also does not apply to transfers between Investment Accounts or transfers to a Companion Contract, transfers from a Premier Annuity Contract or to amounts applied to provide Variable Annuity Payments. The charge may apply to amounts transferred to an alternate Funding Agent. The charge does not apply to amounts redeemed to assure the plan complies with Sections 401(k) and 401(m) of the Internal Revenue Code.

     The amount of any Contingent Deferred Sales Charge will never exceed 9% of Contributions which correlate to a Plan Participant. For this purpose, a transfer from a Companion Contract will be considered a Contribution to this contract.

     The Contingent Deferred Sales Charge, when applicable, will be applied by the Company to defray sales and distribution expenses incurred by the Company. The Company may decrease or eliminate the Contingent Deferred Sales Charge if it estimates that its sales expenses will be lower. The Company will waive the Contingent Deferred Sales Charge on Contracts (except Contracts sold in the state of New York) acquired directly from the Company upon a recommendation of an independent pension consultant who charges a fee for its pension consulting services and who receives no remuneration from the Company in association with the sale of the contract. If revenues from the Contingent Deferred Sales Charge are not sufficient to cover sales expenses, the short fall could be viewed as being provided for out of other revenues or the Company's surplus, including revenues attributable to the mortality and expense risks charge.

B.   Contract Administration Expense/Recordkeeping Charge

     An annual Contract Administration Expense/Recordkeeping Charge of $34 per Plan Participant plus .35% of the Annual Balance ($3,000 minimum) will be assessed on a quarterly basis during each Deposit Year. The Annual Balance used to compute the charge is the aggregate value of Investment Accounts which correlate to a Plan Participant, and other Plan assets that correlate to a Plan Participant that are not allocated to the contract or an Associated or Companion Contract but for which the Company provides recordkeeping services ("Outside Assets"), at the end of each quarter. The $34 per Plan Participant charge is increased to $37 if the Company distributes benefit plan reports directly to the homes of the Plan Participants.

     The Contract Administration Expense/Recordkeeping Charge will be assessed on the earlier of (i) the date the Investment Accounts are paid in full (a total redemption) or (ii) each Quarterly Date. One-fourth of the annual charge is normally assessed on each Quarterly Date.

     If the accounts are paid in full (a total redemption) at any time during the Deposit Year, that portion of the $34 ($37) per Plan Participant charge for the Deposit Year in which such total redemption occurs not yet paid to the Company will be assessed in full. However, the remaining part of the Contract Administration Expense/Recordkeeping Charge consisting of the .35% of the Average Annual Balance will be assessed on a pro rata basis for any fractional part of the Deposit Year.

     The recordkeeping expense will be $34 ($37). The recordkeeping expense is increased by 10% if Plan contributions are not reported in the Company's standard form by modem. In addition, if benefit plan reports are mailed on other than a quarterly basis the $34 ($37) per Plan Participant charge is adjusted according to the following schedule:

        Reporting Frequency                  Adjustment to $34 ($37) Charge
---------------------------------------------------------------------------
              Annual                                   9% decrease
            Semi-Annual                                6% decrease
              Monthly                                 24% increase

     The $34 ($37) per Plan Participant charge is also adjusted if the Company performs more (or less) than one 401(k) and 401(m) non-discrimination tests in a Deposit Year. Such a charge is increased by 3% for each additional test and is reduced by 3% for each test not performed by the Company.

     The .35% portion of the Contract Administration Expense/Recordkeeping charge will be reduced by 10% if the Company has issued an Associated Contract to the Contractholder.

     If the Owner of Benefits chooses the Flexible Income Option, an additional charge of $25 will be assessed annually.

     The Company does not expect to recover from the charge to the extent deducted from the Investment Account Values, any amount above its accumulated expenses associated with the administration of the contracts. However, since a portion of the charge is based on a percent of Investment Account Values, amounts derived from larger Investment Accounts may to an extent cover expenses associated with smaller Investment Accounts depending upon the relative degree of Investment Account activity.

     As part of the Company's policy of ensuring client satisfaction with the services it provides, the Company may agree to waive the assessment of all or a portion of the Contract Administration Expense/Recordkeeping Charge in response to any reasonably-based complaint the Company is unable to rectify from the Contractholder as to the quality of the services covered by such charge.

     A  Contractholder  may  agree  to pay  all  or a  portion  of the  Contract
     Administration Expense/Recordkeeping Charge separately or have the fees deducted from Investment Accounts which correlate to a Plan Participant.

     If deducted from Investment Accounts, the charge will be allocated among Investment Accounts which correlate to the Plan Participant in proportion to the relative values of such Accounts and will be effected by cancelling a number of units in each such Investment Account equal to such Account's proportionate share of the deduction.

     If the Company provides recordkeeping services for any Outside Assets, the Contractholder can elect to deduct from Investment Accounts only the $34 ($37) portion of the Contract Administration Expense/Recordkeeping Charges which correlate to Plan Participants.

C.   Mortality and Expense Risks Charge

     Variable Annuity Payments will not be affected by adverse mortality experience or by any excess in the actual sales and administrative expenses over the charges provided for in the Contract. The Company assumes the risks that (i) Variable Annuity Payments will continue for a longer period than anticipated and (ii) the allowance for administration expenses in the annuity conversion rates will be insufficient to cover the actual costs of administration relating to Variable Annuity Payments. For assuming these risks, the Company, in determining Unit Values and Variable Annuity Payments, makes a charge as of the end of each Valuation Period against the assets of Separate Account B held with respect to the Contract. The charge is equivalent to a simple annual rate of .64%. The Company does not believe that it is possible to specifically identify that portion of the .64% deduction applicable to the separate risks involved, but estimates that a reasonable approximate allocation would be .43% for the mortality risks and .21% for the expense risks. The mortality and expense risks charge may be changed by the Company at any time by giving not less than 60-days prior written notice to the Contractholder. However, the charge may not exceed 1.25% on an annual basis, and only one change may be made in any one-year period. If the charge is insufficient to cover the actual costs of the mortality and expense risks assumed, the financial loss will fall on the Company; conversely, if the charge proves more than sufficient, the excess will be a gain to the Company.

OTHER EXPENSES

The Contractholder is obligated to pay additional expenses associated with the acquisition and servicing of the contract in accordance with the terms of a Service and Expense Agreement between the Contractholder and the Company. In no event are these expenses deductible from Investment Accounts which correlate to Plan Participants. The expenses which the Contractholder must pay, if applicable, include an application fee, a transfer fee, documentation expense, a location fee, Outside Asset Recordkeeping Charge and charges for special services requested by the Contractholder. As part of the Company's policy of ensuring client satisfaction with the services it provides, the Company may agree to waive the assessment of all of these expenses or charges in response to any reasonably-based complaint from the Contractholder as to the quality of the services covered by such expenses or charges that the Company is unable to rectify.

A.   Documentation Expense

     The Company can provide a sample Plan document and summary plan descriptions to the Contractholder. The Contractholder will be billed $125 if the Contractholder uses a Principal Financial Group Prototype for Savings Plans or Standardized Plan. If the Company provides a sample custom-written Plan, the Contractholder will be billed $700 for the initial Plan or for any restatement thereof, $300 for any amendments thereto, and $500 for standard summary plan description booklets. If the Contractholder adopts a Plan other than one provided by the Company, a $900 charge will be made for summary plan description booklets requested by the Contractholder, if any.

B.   Location Fee

     Contractholders may request the Company to provide services to groups of employees at multiple locations. If the Company agrees to provide such services, the Contractholder will be billed $150 on a quarterly basis ($600 annually) for each additional employee group or location. In addition, separate contract administration/recordkeeping charges and documentation fees may apply for each employee group or location requiring separate government reports and/or sample plan documents.

C.   Outside Asset Recordkeeping Charge

     If the Company provides recordkeeping services for Plan assets which correlate to a Plan Participant other than assets under this contract or an Associated or Companion Contract ("Outside Assets"), the Company will bill the Contractholder an Outside Asset Recordkeeping Charge. The annual charge is calculated based upon the following table:

          Number of Outside Asset
     Members with Annual Recordkeeping
               Outside Accounts                              Expense

                 1-25                          $1,000
                 26-49                         $15.30  per member   + $614.70
                 50-99                         $13.95  per member   + $682.20
                 100-299                       $12.60  per member   + $817.20
                 300-499                       $10.35  per member   + $1,492.20
                 500-999                       $8.55   per member   + $2,392.20
                 1000-2499                     $6.30   per member   + $4,642.20
                 2500-4999                     $5.40   per member   + $6,892.20
                 5000 and over                 $4.50   per member   + $11,392.20

     The charge calculated in accordance with the above table will be increased by 15% for the second and each additional Outside Asset for which the Company provides recordkeeping services. One-fourth of the annual Outside Asset Recordkeeping Charge will be billed on a quarterly basis. This charge does not apply if the Outside Assets which correlate to the Plan Participant consist solely of shares of mutual funds for which a subsidiary of the Company serves as investment adviser.

D.   Special Services

     If requested by the Contractholder, the Company may provide services not provided as part of the contract administration/recordkeeping services. The Company will charge the Contractholder the cost of providing such services.

SURPLUS DISTRIBUTION AT SOLE DISCRETION OF THE COMPANY

It is not anticipated that any divisible surplus will ever be distributable to the contract in the future because the contract is not expected to result in a contribution to the divisible surplus of the Company. However, if any distribution of divisible surplus is made, it will be made to Investment Accounts in the form of additional units.

THE CONTRACT

The contract will normally be issued to an Employer or association or a trust established for the benefit of Plan Participants and their beneficiaries. The Company will issue a pre-retirement certificate describing the benefits under the contract to Plan Participants who reside in a state that requires the issuance of such certificates. The initial Contribution which correlates to a Plan Participant will be invested in the Division or Divisions that are chosen as of the end of the Valuation Period in which such Contribution is received by the Company at its home office in Des Moines, Iowa. If the allocation instructions are late, or not completed, the Company will invest such unallocated Contributions in the Money Market Division on the date such Contributions are received. Subsequently, the Company will transfer all or a portion of such Contributions as of the date complete allocation instructions are received by the Company in accordance with the allocation specified therein. After complete allocation instructions have been received by the Company, all current and future Contributions will be allocated to the chosen Divisions as of the end of the Valuation Period in which such Contributions are received. If complete allocation instructions are not received by the Company within 105 days after the initial Contributions are allocated to the Money Market Division, the Company will remit the Contributions plus any earnings thereon to the Contractholder. The Contractholder may limit the number of Divisions available to the Owner of Benefits, but the Money Market Division may not be so restricted to the extent the Division is necessary to permit the Company to allocate initial Contributions and the Capital Value Division may not be so restricted to the extent the Division is necessary to permit the Company to pay Variable Annuity Payments.

A.   Contract Values and Accounting Before Annuity Commencement Date

     1.  Investment Accounts

         An Investment Account or Accounts correlating to a Plan Participant will be established for each type of Contribution and for each Division of Separate Account B in which such Contribution is invested.

         Investment Accounts will be maintained until the Investment Account Values are either (a) applied to effect Variable Annuity Payments (b) paid to the Owner of Benefits or the beneficiary or (c) transferred in accordance with the provisions of the contract.

         Each Contribution will be allocated to the Division or Divisions designated by the Notification on file with the Company and will result in a credit of units to the appropriate Investment Account. The number of units so credited will be determined by dividing the portion of the Contributions allocated to a Division by the Unit Value for such Division for the Valuation Period within which the Contribution was received by the Company at its home office in Des Moines, Iowa.

     2.  Unit Value

         The Unit Value for a contract which participates in a Division of Separate Account B determines the value of an Investment Account consisting of Contributions allocated to that Division. The Unit Value for each Division for the contract is determined on each day on which the net asset value of its underlying Account is determined. The Unit Value for a Valuation Period is determined as of the end of that period. The investment performance of the underlying Account and deducted expenses affect the Unit Value.

         For this series of contracts, the Unit Value for each Division will be fixed at $1.00 for the Valuation Period in which the first amount of money is credited to the Division. A Division's Unit Value for any later Valuation Period is equal to its Unit Value for the immediately preceding Valuation Period multiplied by the Net Investment Factor (see below) for that Division for this series of contracts for the later Valuation Period.

     3.  Net Investment Factor

          Each Net Investment Factor is the quantitative measure of the investment performance of each Division of Separate Account B.

          For any specified Valuation Period the Net Investment Factor for a Division for this series of contracts is equal to

         (a) the quotient obtained by dividing (i) the net asset value of a share of the underlying Account as of the end of the Valuation Period, plus the per share amount of any dividend or other distribution made by the Account during the Valuation Period (less an adjustment for taxes, if any) by (ii) the net asset value of a share of the Account as of the end of the immediately preceding Valuation Period, reduced by

         (b) a mortality and expense risks charge, equal to a simple interest rate for the number of days within the Valuation Period at an annual rate of 0.64%.

         The amounts  derived from applying the rate  specified in  subparagraph
         (b) above and the amount of any taxes referred to in subparagraph (a) above will be accrued daily and will be transferred from Separate Account B at the discretion of the Company.

     4. Hypothetical Example of Calculation of Unit Value for All Divisions Except the Money Market Division

         The computation of the Unit Value may be illustrated by the following hypothetical example. Assume that the current net asset value of an Account share is $14.8000; that there were no dividends or other distributions made by the Account and no adjustment for taxes since the last determination; that the net asset value of an Account share last determined was $14.7800; that the last Unit Value was $1.0185363; and that the Valuation Period was one day. To determine the current Net Investment Factor, divide $14.8000 by $14.7800 which produces 1.0013532 and deduct from this amount the mortality and expense risks charge of 0.0000175, which is the rate for one day that is equivalent to a simple annual rate of 0.64%. The result, 1.0013381, is the current Net Investment Factor. The last Unit Value ($1.0185363) is then multiplied by the current Net Investment Factor (1.0013381) which produces a current Unit Value of $1.0198992.

     5. Hypothetical Example of Calculation of Unit Value for the Money Market Division

         The computation of the Unit Value may be illustrated by the following hypothetical example. Assume that the current net asset value of an Account share is $1.0000; that a dividend of .0328767 cents per share was declared by the Account prior to calculation of the net asset value of the Account share and that no other distributions and no adjustment for taxes were made since the last determination; that the net asset value of an Account share last determined was $1.0000; that the last Unit Value was $1.0162734; and that the Valuation Period was one day.

         To determine the current Net Investment Factor, add the current net asset value ($1.0000) to the amount of the dividend ($.000328767) and divide by the last net asset value ($1.0000), which when rounded to seven places equals 1.0003288. Deduct from this amount the mortality and expense risks charge of .0000175 (the proportionate rate for one day based on a simple annual rate of 0.64%). The result (1.0003137) is the current Net Investment Factor. The last Unit Value ($1.0162734) is then multiplied by the current Net Investment Factor (1.0003137), resulting in a current Unit Value of $1.0165922.

B.   Income Benefits

     Income Benefits consist of either monthly Variable Annuity Payments or periodic payments made on a monthly, quarterly, semi-annual or annual basis pursuant to the Flexible Income Option.

     1.  Variable Annuity Payments

         The amount applied to provide Variable Annuity Payments must be at least $1,750. Variable Annuity Payments will be provided by the Investment Accounts which correlate to the Plan Participant held under the Capital Value Division. Thus, if the Owner of Benefits elects Variable Annuity Payments, any amounts that are to be used to provide Variable Annuity Payments will be transferred to Investment Accounts held under the Capital Value Division as of the last Valuation Date in the month which begins two months before the Annuity Commencement Date. After any such transfer, the value of the Capital Value Division Investment Accounts will be applied on the Annuity Purchase Date to provide Variable Annuity Payments. The Annuity Commencement Date, which will be one month following the Annuity Purchase Date, will be the first day of a month. Thus, if the Annuity Commencement Date is August 1, the Annuity Purchase Date will be July 1, and the date of any transfers to a Capital Value Division Investment Account will be the Valuation Date immediately preceding July 1.


              a.  Selecting a Variable Annuity

                  Variable Annuity Payments will be made to an Owner of Benefits beginning on the Annuity Commencement Date and continuing thereafter on the first day of each month. An Owner of Benefits may select an Annuity Commencement Date by Notification to the Company. The date selected may be the first day of any month the Plan allows which is at least one month after the Notification. Generally, the Annuity Commencement Date cannot begin before the Plan Participant is age 59 1/2, separated from service, or is totally disabled. See "Federal Tax Status" for a discussion of required distributions and the federal income tax consequences of distributions.

                  At any time not less than one month preceding the desired Annuity Commencement Date, an Owner of Benefits may, by
                  Notification, select one of the annuity options described below (see "Forms of Variable Annuities"). If no annuity option has been selected at least one month before the Annuity Commencement Date, and if the Plan does not provide one, payments which correlate to an unmarried Plan Participant will be made under the annuity option providing Variable Life Annuity with Monthly Payments Certain for Ten Years. Payments which correlate to a married Plan Participant will be made under the annuity option providing a Variable Life Annuity with One-Half Survivorship.

              b.  Forms of Variable Annuities

                  Because of certain restrictions contained in the Internal Revenue Code and regulations thereunder, an annuity option is not available under a Contract used to fund a TDA Plan, PEDC Plan or 401(a) Plan unless (i) the contingent annuitant is the Plan Participant's spouse or (ii) on the Plan Participant's Annuity Commencement Date, the present value of the amount to be paid while the Plan Participant is living is greater than 50% of the present value of the total benefit to the Plan Participant and the Plan Participant's beneficiary (or contingent annuitant, if applicable).

                  An Owner of Benefits may elect to have all or a portion of Investment Account Values applied under one of the following annuity options. However, if the monthly Variable Annuity Payment at any time would be less than $20, the Company may, at its sole option, pay the Variable Annuity Reserves in full settlement of all benefits otherwise available.

                  Variable Life Annuity with Monthly Payments Certain for Zero, Five, Ten, Fifteen or Twenty Years or Installment Refund Period -- a variable annuity which provides monthly payments during the Plan Participant's lifetime, and further provides that if, at the death of the Plan Participant, monthly payments have been made for less than a minimum period, e.g. five years, any remaining payments for the balance of such period shall be paid to the Owner of Benefits, if the Owner of Benefits is not the Plan Participant, or to a designated beneficiary unless the Owner of Benefits or the beneficiary requests in writing that the Commuted Value of the remaining payments be paid in a single sum. (Persons entitled to take the remaining payments or the Commuted Value thereof rather than continuing monthly payments should consult with their tax advisor to be made aware of the differences in tax treatment.)

                  The minimum period may be either zero, five, ten, fifteen or twenty years or the period (called "installment refund period") consisting of the number of months determined by dividing the amount applied under the option by the initial payment. If, for example, $14,400 is applied under a life option with an installment refund period, and if the first monthly payment provided by that amount, as determined from the applicable annuity conversion rates, would be $100, the minimum period would be 144 months ($14,400 divided by $100 per month) or 12 years. A variable life annuity with an installment refund period guarantees a minimum number of payments, but not the amount of any monthly payment or the amount of aggregate monthly payments. The longer the minimum period selected, the smaller will be the amount of the first annuity payment.

                  Under the Variable Life Annuity with Zero Years Certain, which provides monthly payments to the Owner of Benefits during the Plan Participant's lifetime, it would be possible for the Owner of Benefits to receive no Annuity Payments if the Plan Participant died prior to the due date of the first payment since payment is made only during the lifetime of the Plan Participant.

                  Joint and Survivor Variable Life Annuity with Monthly Payments Certain for Ten Years -- a variable annuity which provides monthly payments for a minimum period of ten years and thereafter during the joint lifetimes of the Plan Participant on whose life the annuity is based and the contingent annuitant named at the time this option is elected, and continuing after the death of either of them for the amount that would have been payable while both were living during the remaining lifetime of the survivor. In the event the Plan Participant and the contingent annuitant do not survive beyond the minimum ten year period, any remaining payments for the balance of such period will be paid to the Owner of Benefits, if the owner of Benefits is not the Plan Participant, or to a designated beneficiary unless the Owner of Benefits or the beneficiary requests in writing that the Commuted Value of the remaining payments be paid in a single sum. (Persons entitled to take the remaining payments or the Commuted Value thereof rather than continuing monthly payments should consult with their tax advisor to be made aware of the differences in tax treatment.)

                  Joint and Two-Thirds Survivor Variable Life Annuity -- a variable annuity which provides monthly payments during the joint lives of a Plan Participant and the person designated as contingent annuitant with two-thirds of the amount that would have been payable while both were living continuing until the death of the survivor.

                  Variable Life Annuity with One-Half Survivorship -- a variable annuity which provides monthly payments during the life of the Plan Participant with one-half of the amount otherwise payable continuing so long as the contingent annuitant lives.

                  Under the Joint and Two-thirds Survivor Variable Life Annuity and under the Variable Life Annuity with One-Half Survivorship, it would be possible for the Owner of Benefits and/or contingent annuitant to receive no annuity payments if the Plan Participant and contingent annuitant both died prior to the due date of the first payment since payment is made only during their lifetimes.

                  Other Options -- Other variable annuity options permitted under the applicable Plan may be arranged by mutual agreement of the Owner of Benefits and the Company.

              c.  Basis of Annuity Conversion Rates

                  Because women as a class live longer than men, it has been common that retirement annuities of equal cost for women and men of the same age will provide women less periodic income at retirement. The Supreme Court of the United States ruled in Arizona Governing Committee vs. Norris that sex distinct annuity tables under an employer-sponsored benefit plan result in discrimination that is prohibited by Title VII of the Federal Civil Rights Act of 1964. The Court further ruled that sex distinct annuity tables will be deemed discriminatory only when used with values accumulated from employer contributions made after August 1, 1983, the date of the ruling.

                  Title VII applies only to employers with 15 or more employees. However, certain State Fair Employment Laws and Equal Payment Laws may apply to employers with less than 15 employees.

                  The contract described in this Prospectus offers both sex distinct and sex neutral annuity conversion rates. The annuity rates are used to convert a Plan Participant's pre-retirement Investment Account Values to a monthly lifetime income at retirement. Usage of either sex distinct or sex neutral annuity rates will be determined by the Contractholder.

                  For each form of variable annuity, the annuity conversion rates determine how much the first monthly Variable Annuity Payment will be for each $1,000 of the Investment Account Value applied to effect the variable annuity. The conversion rates vary with the form of annuity, date of birth, and, if distinct rates are used, the sex of the Plan Participant and the contingent annuitant, if any. The sex neutral guaranteed annuity conversion rates are based upon (i) an interest rate of 2.5% per annum and (ii) mortality according to the "1983 Table a for Individual Annuity Valuation" projected with Scale G to the year 2001 set back five years in age. The sex distinct female rates are determined for all Plan Participants in the same way as sex neutral rates, as described above. The sex distinct male rates are determined for all Plan Participants in the same way as the sex neutral rates, as described above, except mortality is not set back five years in age. The guaranteed annuity conversion rates may be changed, but no change which would be less favorable to the Owner of Benefits will take effect for a current Plan Participant.

                  The contract provides that an interest rate of not less than 2.5% per annum will represent the assumed investment return. Currently the assumed investment return used in determining the amount of the first monthly payment is 4% per annum. This rate may be increased or decreased by the Company in the future but in no event will it be less than 2.5% per annum. If, under the contract, the actual investment return (as measured by an Annuity Change Factor, defined below) should always equal the assumed investment return, Variable Annuity Payments would remain level. If the actual investment return should always exceed the assumed investment return, Variable Annuity Payments would increase; conversely, if it should always be less than the assumed investment return, Variable Annuity Payments would decrease.

                  The current 4% assumed investment return is higher than the 2.5% interest rate reflected in the annuity conversion rates contained in the contract. With a 4% assumption, Variable Annuity Payments will commence at a higher level, will increase less rapidly when actual investment return exceeds 4%, and will decrease more rapidly when actual investment return is less than 4%, than would occur with a lower assumption.

              d.  Determining the Amount of the First Variable Annuity Payment

                  The initial amount of monthly annuity income shall be based on the option selected, the age of the Plan Participant and contingent annuitant, if any, and the Investment Account Values applied as of the Annuity Purchase Date. The initial monthly income payment will be determined on the basis of the annuity conversion rates applicable on such date to such conversions under all contracts of this class issued by the Company. However, the basis for the annuity conversion rates will not produce payments less beneficial to the Owner of Benefits than the annuity conversion rate basis described above.

               e. Determining the Amount of the Second and Subsequent Monthly Variable Annuity Payments

                  The second and subsequent monthly Variable Annuity Payments will increase or decrease in response to the investment experience of the Account underlying the Capital Value
                  Division. The amount of each payment will be determined by multiplying the amount of the monthly Variable Annuity Payment due in the immediately preceding calendar month by the Annuity Change Factor for the Capital Value Division for the Contract for the calendar month in which the Variable Annuity Payment is due.

                  The Annuity Change Factor for the Capital Value Division for a calendar month is the quotient of (1) divided by (2), below:

                  (1) The number which results from dividing (i) the  Contract's
                      Unit Value for the Capital Value Division for the first Valuation Date in the calendar month beginning one month before the given calendar month by (ii) the Contract's Unit Value for such Division for the first Valuation Date in the calendar month beginning two months before the given calendar month.

                  (2) An amount equal to one plus the  effective  interest  rate for the number of days between the two Valuation Dates specified in subparagraph (1) above at the interest rate assumed to determine the initial payment of variable benefits to the Owner of Benefits.

               f.   Hypothetical  Example of  Calculation  of  Variable  Annuity
                    Payments

                  Assume that on the date one month before the Annuity Commencement Date the Investment Account Value that is invested in the Capital Value Division which correlates to a Plan Participant is $37,592. Using the appropriate annuity conversion factor (assuming $5.88 per $1,000 applied) the Investment Account Value provides a first monthly Variable Annuity Payment of $221.04. To determine the amount of the second monthly payment assume that the Capital Value Division Unit Value as of the first Valuation Date in the preceding calendar month was $1.3712044 and the Unit Value as of the first Valuation Date in the second preceding calendar month was $1.3273110. The Annuity Change Factor is determined by dividing $1.3712044 by $1.3273110, which equals 1.0330694, and dividing the result by an amount corresponding to the amount of one increased by an assumed investment return of 4% (which for a thirty day period is 1.0032288). 1.0330694 divided by
                  1.0032288 results in an Annuity Change Factor for the month of
                  1.0297446. Applying this factor to the amount of Variable Annuity Payment for the previous month results in a current monthly payment of $227.61 ($221.04 multiplied by 1.0297446 equals $227.61).

     2.  Flexible Income Option

         Instead of Variable Annuity Payments an Owner of Benefits may choose to receive income benefits under the Flexible Income Option. Unlike Variable Annuity Payments, payments under the Flexible Income Option may be made from any Division of the Separate Account. Under the Flexible Income Option, the Company will pay to the Owner of Benefits a portion of the Aggregate Investment Accounts on a monthly, quarterly, semi-annual or annual basis on the date or dates requested each Year and continuing for a period not to exceed the life or life expectancy of the Plan Participant, or the joint lives or life expectancy of such Plan Participant and the contingent annuitant, if the contingent annuitant is the Plan Participant's spouse. If the Notification does not specify from which Investment Accounts payments are to be made, amounts will be withdrawn on a pro rata basis from all Investment Accounts which correlate to the Plan Participant. Payments will end, however, on the date no amounts remain in such Accounts or the date such Accounts are paid or applied in full as described below. Payments will be subject to the following:

         a. The life expectancy of the Plan Participant and the Plan Participant's spouse, if applicable, will be determined in accordance with the life expectancy tables contained in Internal Revenue Regulation Section 1.72-9. Life expectancy will be determined as of the date on which the first payment is made. Life expectancy will be redetermined annually thereafter.

         b. Payments may begin any time after the Flexible Income Option is requested. Payments must begin no later than the latest date permitted or required by the Plan or regulation to be the Owner of Benefit's Annuity Commencement Date.

         c. Payments will be made annually, semiannually, quarterly, or monthly as requested by the Owner of Benefits and agreed to by the Company. The annual amount payable will be the lesser of the Aggregate Investment Account Value which correlates to the Plan Participant or the minimum annual amount determined in accordance with the minimum distribution rules of the Internal Revenue Code.

         d. If the Plan Participant should die before the Aggregate Investment Account Value has been paid or applied in full, the remaining Investment Account Values will be treated as benefits payable at death as described in this Prospectus.

         e. Year for purposes of determining payments under the Flexible Income Option means the twelve month period starting on the installment payment starting date and each corresponding twelve month period thereafter.

         An Owner of Benefits may request a payment in excess of the minimum described above. Such payment may be equal to all or any portion of the Investment Accounts which correlate to the Plan Participant; provided, however, that if the requested payment would reduce the total value of such accounts to a total balance of less than $1,750 then such request will be a request for the total of such Investment Accounts. Payments in excess of the minimum described above may be subject to the Contingent Deferred Sales Charge.

         The Owner of Benefits may terminate the Flexible Income Payments by giving the Company Notification (i) requesting an excess payment equal to the remaining balance of the Aggregate Investment Account Values which correlate to a Plan Participant, (ii) requesting that the remaining balance of the Aggregate Investment Account Values be applied to provide Variable Annuity Payments or (iii) a combination of (i) and
         (ii), as long as the amount applied to provide an annuity is at least $1,750. The Company will make such excess payment on the later of (i) the date requested, or (ii) the date seven (7) calendar days after the Company receives the Notification. The Annuity Commencement Date for amounts so applied will be one month after the Annuity Purchase Date. The Annuity Purchase Date for amounts so applied will be the first Valuation Date in the month following the Company's receipt of the Notification or the first Valuation Date of such subsequent month as requested.

         If the Owner of Benefits chooses the Flexible Income Option, an additional charge $25.00 will be deducted annually on a pro rata basis from the Investment Accounts which correlate to the Plan Participant.

C.   Payment on Death of Plan Participant

     1.  Prior to Annuity Purchase Date

         If a Plan Participant dies prior to the Annuity Purchase Date, the Company (upon receipt of due proof of death and any waiver or consent required by applicable state law) will pay the death benefit in accordance with the provisions of the Plan. The Owner of Benefits may elect to either (1) leave the assets in the contract to the extent permitted by applicable laws; (2) receive such value as a single sum benefit; or (3) apply the Investment Account Values which correlate to the Plan Participant to purchase Variable Annuity Payments for the beneficiary if the aggregate value of such Investment Accounts is at least $1,750. If the beneficiary does not provide Notification to the Company within 120 days of the date the Company receives due proof of death (i.e. a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by a medical doctor who attended the deceased during his last illness), the beneficiary will be deemed a Plan Participant under the contract described in the Prospectus.

         A beneficiary  may elect to have all or a part of the amount  available under this contract transferred to any Companion Contract. Alternatively, this contract may accept all or part of the amount available under a Companion Contract to establish an Investment Account or Accounts for a beneficiary under this contract. If the aggregate value of such Investment Accounts is less than $1,750, the Company may at its option pay the beneficiary the value of such accounts in lieu of all other benefits.

         An election to receive Variable Annuity Payments must be made prior to the single sum payment to the beneficiary. The amount of the death benefit is determined by the terms of the Plan. Annuity income must be payable as lifetime annuity income with no benefits beyond the beneficiary's life or life expectancy. In addition, the amount of the monthly Variable Annuity Payments must be at least $20, or the Company may at its option pay the beneficiary the value of the Variable Annuity Reserves in lieu of all other benefits. The beneficiary's Annuity Purchase Date will be the first day of the calendar month specified in the election, but in no event prior to the first day of the calendar month following the date Notification is received by the Company. The amount to be applied will be determined as of the Annuity Purchase Date. The beneficiary's Annuity Commencement Date will be the first day of the calendar month following the Annuity Purchase Date. The beneficiary must be a natural person in order to elect Variable Annuity Payments. The annuity conversion rates applicable to a beneficiary shall be the annuity conversion rates the Company makes available to Owners of Benefits under this contract. The beneficiary will receive a written description of the options available.

     2.  Subsequent to Annuity Purchase Date

         Upon the death of a Plan Participant subsequent to the Annuity Purchase Date, no benefits will be available except as may be provided under the form of annuity selected. If provided for under the form of annuity, the Owner of Benefits or the beneficiary will continue receiving any remaining payments unless the Owner of Benefits or the beneficiary requests in writing that the Commuted Value of the remaining payments be paid in a single sum.

D.   Withdrawals and Transfers

     1.  Cash Withdrawals

         The contract is designed for and intended to be used to fund retirement Plans. However, subject to any Plan limitations or any reduction for vesting provided for in the Plan as to amounts available, the Owner of Benefits may withdraw cash from the Investment Accounts which correlate to a Plan Participant at any time prior to the Annuity Purchase Date subject to any charges that may be applied. The Internal Revenue Code generally provides that distributions from the contracts (except those used to fund Creditor Exempt or General Creditor Non-qualified Plans) may begin only after the Plan Participant attains age 59 1/2, terminates employment, dies or becomes disabled, or in the case of deemed hardship (or, for PEDC Plans, unforeseen emergencies). Withdrawals before age 59 1/2 may involve an income tax penalty. (See "Federal Tax Status.")

         The procedure with respect to cash withdrawals is as follows:

         (a)  The Plan must allow for such withdrawal.

         (b) The Company must receive a Notification requesting a cash withdrawal from the Owner of Benefits on a form either furnished or approved by the Company. The Notification must specify the amount to be withdrawn for each Investment Account from which withdrawals are to be made. If no specification is made, withdrawals from Investment Accounts will be made on a pro rata basis.

         (c) If a certificate has been issued to the Owner of Benefits the Company may require that any Notification be accompanied by such certificate.

         (d) The amount withdrawn may be subject to the Contingent Deferred Sales Charge and, in the case of a withdrawal of the Aggregate Investment Account Value, will be subject to the Contract Administration Expense/Recordkeeping Charge. If the Aggregate Investment Account Values are insufficient to satisfy the amount of the requested withdrawal and applicable charges, the amount paid will be reduced to satisfy such charges.

         Any cash withdrawal will result in the cancellation of a number of units from each Investment Account from which values have been withdrawn. The number of units cancelled from an Investment Account will be equal to the amount withdrawn from that Account divided by the Unit Value for the Division of Separate Account B in which the Account is invested for the Valuation Period in which the cancellation is effective. Units will also be cancelled to cover any charges assessed under (d) above.

              (Special Note: Under the Texas Education Code, Plan Participants under contracts issued in connection with Optional Retirement Programs for certain employees of Texas institutions of higher education are prohibited from making withdrawals except in the event of termination of employment, retirement or death of the Plan Participant. Also, see "Federal Tax Status" for a description of further withdrawal restrictions.)

     2.  Transfers Between Divisions

         Upon Notification, all or a portion of the value of an Investment Account which correlates to a Plan Participant may be transferred to another available Investment Account correlating to such Plan Participant for the same type of Contribution. Transfers may be made at any time before the Annuity Purchase Date.

         A transfer will be effective as of the end of the Valuation Period in which the request is received. Any amount transferred will result in the cancellation of units in the Investment Account from which the transfer is made. The number of units cancelled will be equal to the amount transferred from that account divided by the Unit Value of the Division for the Valuation Period in which the transfer is effective. The transferred amount will result in the crediting of Units in the Investment Account to which the transfer is made. The number of Units credited will be equal to the amount transferred to that account divided by the Unit Value of the Division for the Valuation Period in which the transfer is effective.

     3.  Transfers to the Contract

         If a Companion Contract has been issued by the Company to fund the Plan, and except as otherwise provided by the applicable Plan, the contract described in this prospectus may accept all or a portion of the proceeds available under the Companion Contract at any time at least one month before Annuity Commencement Date, subject to the terms of the Companion Contract.

      4. Transfers to Companion Contract

         If a Companion Contract has been issued by the Company to fund the Plan, except as otherwise provided by the applicable Plan and the provisions of the Companion Contract, an Owner of Benefits may by Notification transfer all or a portion of the Investment Account Values which correlate to a Plan Participant to the Companion Contract. If the Notification does not state otherwise, amounts will be transferred on a pro rata basis from the Investment Accounts which correlate to the Plan Participant. Transfers with respect to a Plan Participant from this contract to the Companion Contract will not be permitted if this contract has accepted, within the six-month period preceding the proposed transfer from this contract to the Companion Contract, a transfer from an unmatured Investment Account which correlates to the Plan Participant established under the Companion Contract. An unmatured Investment Account is an Investment Account which has not reached the end of its interest guarantee period. In all other respects, such transfers are subject to the same provisions regarding frequency of transfer, effective date of transfer and cancellation of units as described above in "Transfers Between Divisions".

     5.  Special Situation Involving Alternate Funding Agents

         The contract allows the Investment Account Values of all Plan Participants to be transferred to an alternate Funding Agent with or without the consent of the Plan Participants. Transfers to an alternate Funding Agent require Notification from the Contractholder.

         The amount to be transferred will be equal to the Investment Account Values determined as of the end of the Valuation Period in which the Notification is received. Such transfers may be subject to the Contingent Deferred Sales Charge and will be subject to the Contract Administration Expense/Recordkeeping Charge.

     6.  Postponement of Cash Withdrawal or Transfer

         Any cash withdrawal or transfer to be made from the contract or between Investment Accounts in accordance with the preceding paragraphs will be made (i) within seven calendar days after Notification for such payment or transfer is received by the Company at its Home Office or (ii) on the requested date of payment or transfer, if later. However, such withdrawal or transfer may be deferred during any period when the right to redeem Account shares is suspended as permitted under provisions of the Investment Company Act of 1940, as amended. The right to redeem shares may be suspended during any period when (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such Exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which (i) disposal by the Account of securities owned by it is not reasonably practicable or (ii) it is not reasonably practicable for the Account fairly to determine the value of its net assets; or (c) the Commission by order so permits for the protection of security holders. If any deferment of transfer or withdrawal is in effect and has not been cancelled by Notification to the Company within the period of deferment, the amount to be transferred or withdrawn shall be determined as of the first Valuation Date following expiration of the permitted deferment, and transfer or withdrawal will be made within seven calendar days thereafter. The Company will notify the Contractholder of any deferment exceeding 30 days.

     7.  Loans.

          The Company will not make available a loan option for the contract described in this Prospectus.

E.   Other Contractual Provisions

     1.  Contribution Limits

         The contract prescribes no limits on the minimum Contribution which may be made to an Investment Account which correlates to a Plan Participant. Plan Participant maximum Contributions are discussed under "Federal Tax Status." Contributions may also be limited by the Plan. The Company may also limit Contributions on 60-days notice.

     2.  Assignment

         No benefits in the course of payment under a contract used to fund a TDA Plan, 401(a) Plan or Creditor-Exempt Non-Qualified Plan are assignable, by any Owner of Benefits, Plan Participant, beneficiary or contingent annuitant and all such benefits under such contracts, shall be exempt from the claims of creditors to the maximum extent permitted by law. Benefits in the course of payment for contracts used to fund PEDC plans and General Creditor Non-Qualified Plans are assignable only by the Contractholder and such benefits are subject to the claims of the Contractholder's general creditors.

         Investment Account Values which correlate to a Plan Participant are non-forfeitable by the Owner of Benefits; provided, however, if the Plan specifically so provides, Investment Account Values which correlate to a Plan Participant shall be reduced to the extent required by the vesting provisions of the Plan as of the date the Company receives Notification of the event requiring the reduction.

     3.  Cessation of Contributions

         A cessation of Contributions with respect to all Plan Participants shall occur at the election of the Contractholder upon Notification to the Company, on the date the Plan terminates or on the date no Investment Account Values remain under the contract or at the election of the Company upon 60-days notice to the Contractholder. Following a cessation of Contributions all terms of the Contract will continue to apply except that no further Contributions may be made.

      4. Substitution of Securities

         If shares of an Account are not available at some time in the future, or if in the judgment of the Company further investment in such shares would no longer be appropriate, there may be substituted therefor, or Contributions received after a date specified by the Company may be applied to purchase (i) shares of another Account or another registered open-end investment company or (ii) securities or other property as the Company should in its discretion select. In the event of any investment pursuant to clause (ii) above, the Company can make such changes as in its judgment are necessary or appropriate in the frequency and methods of determination of Unit Values, Net Investment Factors, Annuity Change Factors, and Investment Account Values, including any changes in the foregoing which will provide for the payment of an investment advisory fee; provided, however, that any such changes shall be made only after approval by the Insurance Department of the State of Iowa. The Company will give written notice to each Owner of Benefits of any substitution or such change and any substitution will be subject to the rules and regulations of the Securities and Exchange Commission.

      5. Changes in the Contract

         The terms of a contract may be changed at any time by written agreement between the Company and the Contractholder without the consent of any Plan Participant, Owner of Benefits, beneficiary, or contingent annuitant. However, except as required by law or regulation, no such change shall apply to variable annuities which were in the course of payment prior to the effective date of the change. The Company will notify any Contractholder affected by any change under this paragraph.

         The Company may unilaterally change the contract at any time, including retroactive changes, in order to meet the requirements of any law or regulation issued by any governmental agency to which the Company is subject. The Company may also add additional Divisions to Separate Account B at any time. In addition, the Company may, on 60-days prior notice to the Contractholder, unilaterally change the basis for determining Investment Account Values, Net Investment Factors, Annuity Change Factors; the guaranteed annuity conversion rates; the provisions with respect to transfers to or from a Companion Contract or between Investment Accounts; the Contingent Deferred Sales Charge; and the Contract Administration Expense/Recordkeeping Charge.

         However, no amendment or change will apply to annuities in the course of payment except to the extent necessary to meet the requirements of any law or regulation issued by any governmental agency to which the company is subject. In addition, no change on the guaranteed annuity conversion rates or the Contingent Deferred Sales Charge will be effective for any current Plan Participant if the effect of such amendment or change would be less favorable to the Owner of Benefits. Also, any change in the Contract Administration Expense/Recordkeeping Charge will not take affect as to any Investment Accounts to be transferred to an Alternate Funding Agent if, prior to the date of the amendment or change is to take affect, the Company receives a written request from the Contractholder for payment of all such Investment Account Values to the Alternate Funding Agent and such request is not revoked.

         Furthermore, the Company may, on 60-days notice to the Contractholder, unilaterally change the mortality and expense risks charge provided that (a) the charge shall in no event exceed 1.25%, (b) the charge shall not be changed more frequently than once in any one year period and (c) no change shall apply to annuities which were in the course of payment prior to the effective date of the change.

Statement of Values

The Company will furnish each Owner of Benefits at least once during each year a statement showing the number of units credited to the Investment Account or Accounts which correlate to the Plan Participant, Unit Values for such Investment Accounts and the resulting Investment Account Values.

SERVICES AVAILABLE BY TELEPHONE

Telephone Transactions The following transactions may be exercised by telephone by any Owner of Benefits: 1) transfers between Investment Accounts; and 2) changes in Contribution allocation percentages. The telephone transactions may be exercised by telephoning 1-800-633-1373. Telephone transfer requests must be received by the close of the New York Stock Exchange on a day when the Company is open for business to be effective that day. Requests made after that time or on a day when the Company is not open for business will be effective the next business day.

Although neither the Separate Account nor the Company is responsible for the authenticity of telephone transaction requests, the right is reserved to refuse to accept telephone requests when in the opinion of the Company it seems prudent to do so. The Owner of Benefits bears the risk of loss caused by fraudulent telephone instructions the Company reasonably believes to be genuine. The Company will employ reasonable procedures to assure telephone instructions are genuine and if such procedures are not followed, the Company may be liable for losses due to unauthorized or fraudulent transactions. Such procedures include recording all telephone instructions, requesting personal identification information such as the caller's name, daytime telephone number, social security number and/or birthdate and sending a written confirmation of the transaction to the Owner of Benefits' address of record. Owners of Benefits may obtain additional information and assistance by telephoning the toll free number.

TeleTouch(R) By calling TeleTouch at 1-800-547-7754 and inputting their personal identification number, Plan Participants may access daily account and investment information, counselor assistance and more. This service is available Sunday through Friday from 2 a.m. to midnight (CT) and Saturday from 2 a.m. to 9 p.m.

Principal Retirement Service Centersm By visiting our internet site at www.principal.com and inputting your personal identification number, you can access a variety of information including investment account values, investment results and retirement planning tools. Plan Participants may also change investment directions, transfer money and rebalance their portfolios.

DISTRIBUTION OF THE CONTRACT

The contract, which is no longer offered, was sold primarily by persons who are insurance agents of or brokers for the Company authorized by applicable law to sell life and other forms of personal insurance and variable annuities. In addition, those persons were usually registered representatives of Princor Financial Services Corporation, a company of the Principal Financial Group, Des Moines, Iowa 50392-0200, a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Princor Financial Services Corporation, the principal underwriter, is paid for the distribution of the Contract in accordance with two separate schedules one of which provides for payment of 4.5% of Contributions scaling down for Contributions in excess of $5,000 and one which provides for payments of 3.0% of Contributions scaling down for Contributions in excess of $50,000. The contract was also sold through other selected broker-dealers registered under the Securities Exchange Act of 1934. Princor Financial Services Corporation is also the principal underwriter for various registered investment companies organized by the Company. Princor Financial Services Corporation is a subsidiary of Principal Financial Services, Inc.

PERFORMANCE  CALCULATION

The Separate Account may publish advertisements containing information (including graphs, charts, tables and examples) about the performance of one or more of its Divisions. The contract was not offered prior to July 15, 1992. However, the Divisions invest in Accounts of the Principal Variable Contract Fund, Inc. These Accounts correspond to open-end investment companies ("mutual funds") which, effective January 1, 1998, were reorganized into the Accounts of the Principal Variable Contracts Fund, Inc. as follows:

       Old Mutual Fund Name                       New Corresponding Account Name

Principal Balanced Fund, Inc.                     Balanced Account
Principal Bond Fund, Inc.                         Bond Account
Principal Capital Accumulation Fund, Inc.         Capital Value Account
Principal Emerging Growth Fund, Inc.              MidCap Account
Principal Government Securities Fund, Inc.        Government Securities Account
Principal Growth Fund, Inc.                       Growth Account
Principal Money Market Fund, Inc.                 Money Market Account
Principal World Fund, Inc.                        International Account

Some of the Accounts (under their former names) were offered prior to the date that the Contract was available. Thus, the Separate Account may publish advertisements containing information about the hypothetical performance of one or more of its Divisions for this contract had the contract been issued on or after the date the Account in which such Division invests was first offered. The hypothetical performance from the date of inception of the Account in which the Division invests is derived by reducing the actual performance of the underlying Account by the fees and charges of the Contract as if it had been in existence. The yield and total return figures described below will vary depending upon market conditions, the composition of the underlying Account's portfolios and operating expenses. These factors and possible differences in the methods used in calculating yield and total return should be considered when comparing the Separate Account performance figures to performance figures published for other investment vehicles. The Separate Account may also quote rankings, yields or returns as published by independent statistical services or publishers and information regarding performance of certain market indices. Any performance data quoted for the Separate Account represents only historical performance and is not intended to indicate future performance. For further information on how the Separate Account calculates yield and total return figures, see the Statement of Additional Information.

From time to time the Separate Account advertises its Money Market Division's "yield" and "effective yield" for these contracts. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Division refers to the income generated by an investment under the contract in the Division over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Division is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither yield quotation reflects contingent deferred sales charges which, if included, would reduce the "yield" and "effective yield."

In addition, from time to time, the Separate Account will advertise its "yield" for the Bond Division and Government Securities Division for these contracts. The "yield" of these Divisions is determined by annualizing the net investment income per unit for a specific, historical 30-day period and dividing the result by the ending maximum offering price of the unit for the same period. This yield quotation does not reflect a contingent deferred sales charge which, if included, would reduce the "yield."

Also, from time to time, the Separate Account will advertise the average annual total return of its various Divisions for these contracts. The average annual total return for any of the Divisions is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable contract value. In this calculation the ending value is reduced by a contingent deferred sales charge that decreases from 5% to 0% over a period of 7 years. The Separate Account may also advertise total return figures of its Divisions for a specified period that do not take into account the contingent deferred sales charge in order to illustrate the change in the Division's unit value over time. See "Deductions Under the Contract" for a discussion of contingent deferred sales charges. The Separate Account may also advertise total return figures of its Divisions for a specified period that do not take into account the Contract Administration Expense/Recordkeeping Charge in order to illustrate performance applicable to Owners of Benefits when this charge is not deducted from Investment Accounts.

VOTING RIGHTS

The Company shall vote Account shares held in Separate Account B at regular and special meetings of shareholders of each Account, but will follow voting instructions received from persons having the voting interest in the Account shares.

The number of Account shares as to which a person has the voting interest will be determined by the Company as of a date which will not be more than ninety days prior to the meeting of the Account, and voting instructions will be solicited by written communication at least ten days prior to the meeting.

During the accumulation period, the Owner of Benefits is the person having the voting interest in the Account shares attributable to the Investment Accounts which correlate to the Plan Participant. The number of Account shares held in Separate Account B which are attributable to each Investment Account is determined by dividing the Investment Account Value attributable to a Division of Separate Account B by the net asset value of one share of the underlying Account.

During the annuity period, the person then entitled to Variable Annuity Payments has the voting interest in the Account shares attributable to the variable annuity. The number of Account shares held in Separate Account B which are attributable to each variable annuity is determined by dividing the reserve for the variable annuity by the net asset value of one Account share. The voting interest in the Account shares attributable to the variable annuity will ordinarily decrease during the annuity period since the reserve for the variable annuity decreases due to the reduction in the expected payment period.

Account shares for which Owners of Benefits or payees of variable annuities are entitled to give voting instructions, but for which none are received, and shares of the Fund owned by the Company will be voted in the same proportion as the aggregate shares for which voting instructions have been received.

Proxy material will be provided to each person having a voting interest together with an appropriate form which may be used to give voting instructions to the Company.

If the Company determines pursuant to applicable law that Account shares held in Separate Account B need not be voted pursuant to instructions received from persons otherwise having the voting interest as provided above, then the Company may vote Account shares held in Separate Account B in its own right.


FEDERAL TAX STATUS

It should be recognized that the descriptions below of the federal income tax status of amounts received under the contracts are not exhaustive and do not purport to cover all situations. A qualified tax advisor should be consulted for complete information. (For the federal tax status of the Company and Separate Account B, see "Principal Life Insurance Company Separate Account B".)

A.   Taxes Payable by Owners of Benefits and Annuitants

     The contract offered in connection with this Prospectus is used with retirement programs which receive favorable tax deferred treatment under Federal income tax law and deferred annuity contracts purchased with after tax dollars. Annuity payments or other amounts received under the contract are subject to income tax withholding. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.

     Contributions to contracts used to fund Creditor-Exempt and General Creditor Non-Qualified Plans do not enjoy the advantages available to qualified retirement plans, but Contributions invested in contracts used to Fund Creditor-Exempt Non-qualified Retirement Plans may receive tax-deferred treatment of the earnings, until distributed from the contract as retirement benefits.

     1. Tax-Deferred Annuity Plans-- (Section 403(b) Annuities for Employees of Certain Tax-Exempt Organizations or Public Educational Institutions)

         Contributions. Under section 403(b) of the Code, payments made by certain employers (i.e., tax-exempt organizations, meeting the requirements of section 501(c)(3) of the Code and public educational institutions) to purchase annuity contracts for their employees are excludable from the gross income of employees to the extent that the aggregate Purchase Payments do not exceed the limitations prescribed by section 402(g), section 403(b)(2), and section 415 of the Code. This gross income exclusion applies to employer contributions and voluntary salary reduction contributions.

         An individual's voluntary salary reduction contributions under section 403(b) are generally limited to the lesser of $10,500 or 25 percent of net salary (or 20 percent of gross salary); additional catch-up contributions are permitted under certain circumstances. Combined employer and salary reduction contributions are generally limited to approximately 25 percent of gross salary. In addition, for plan years beginning after December 31, 1988, employer contributions must comply with various nondiscrimination rules; these rules may have the effect of further limiting the rate of employer contributions for highly compensated employees.

         Taxation of Distributions. Distributions are restricted. The restrictions apply to amounts accumulated after December 31, 1988 (including voluntary contributions after that date and earnings on prior and current voluntary contributions). These restrictions require that no distributions will be permitted prior to one of the following events: (1) attainment of age 59 1/2, (2) separation from service, (3) death, (4) disability, or (5) hardship (hardship distributions will be limited to the amount of salary reduction contributions exclusive of earnings thereon).

         All distributions from a section 403(b) Plan are taxed as ordinary income of the recipient in accordance with section 72 of the Code and are subject to 20% income tax withholding. Distributions received before the recipient attains age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are excepted from this penalty tax, including distributions following
         (1) death, (2) disability, (3) separation from service during or after the year the Participant reaches age 55, (4) separation from service at any age if the distribution is in the form of payments over the life (or life expectancy) of the Plan Participant (or the Plan Participant and Beneficiary), and distributions (5) to alternate payee pursuant to a qualified domestic relations order, (6) made on account of certain levies on income or payments and (7) not in excess of tax deductible medical expenses.

         Required Distributions. The first year for which a minimum distribution is required is the later of the calendar year in which the participant reaches age 70 1/2 or the calendar year in which the participant retires and such distributions must be made over a period that does not exceed the life expectancy of the Plan Participant (or the Plan Participant and Beneficiary). Plan Participants employed by governmental entities and certain church organizations may delay the commencement of payments until April 1 of the calendar year following retirement if they remain employed after attaining age 70 1/2. However, upon the death of the Plan Participant prior to the commencement of annuity payments, the amount accumulated under the contract must be distributed within five years or, if distributions to a beneficiary designated under the contract commence within one year of the Plan Participant's death, distributions are permitted over the life of the beneficiary or over a period not extending beyond the beneficiary's life expectancy. If the Plan Participant has commenced receiving annuity distributions prior to the Plan Participant's death, distributions must continue at least as rapidly as under the method in effect at the date of death. Amounts accumulated under a contract on December 31, 1986, are not subject to these minimum distributions requirements. A penalty tax of 50% will be imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year.

         Tax-Free Transfers and Rollovers. The Code provides for the tax-free exchange of one annuity contract for another annuity contract, and the IRS has ruled that total or partial amounts transferred between section 403(b) annuity contracts and/or 403(b)(7) custodial accounts may qualify as tax-free exchanges under certain circumstances. In addition, section 403(b) of the Code permits tax-free rollovers of eligible rollover distributions from section 403(b) programs to Individual Retirement Accounts (IRAs) under certain circumstances. If an eligible rollover distribution is taken as a direct rollover to an IRA (or another 403(b) plan) the mandatory 20% income tax withholding does not apply. However, the 20% mandatory withholding requirement does apply to an eligible rollover distribution that is not made as a direct rollover. In addition, such a rollover must be completed within 60 days of receipt of the distribution.

     2. Public Employee Deferred Compensation Plans--(Section 457 Unfunded Deferred Compensation Plans of Public Employers and Tax-Exempt Organizations)

         Contributions. Under section 457 of the Code, individuals who perform services for a unit of a state or local government may participate in a deferred compensation program. Tax-exempt employers may establish deferred compensation plans under section 457 only for a select group of management or highly compensated employees and/or independent contractors.

         This type of program allows individuals to defer the receipt of compensation which would otherwise be presently payable and to therefore defer the payment of Federal income taxes on the amounts. Assuming that the program meets the requirements to be considered a Public Employee Deferred Compensation Plan (an "PEDC Plan"), an individual may contribute (and thereby defer from current income for tax purposes) the lesser of $8,500 or 331/3% of the individuals includible compensation. (Includible compensation means compensation from the employer which is current includible in gross income for Federal tax purposes.) During the last three years before an individual attains normal retirement age, additional catch-up deferrals are permitted.

         The amounts which are deferred may be used by the employer to purchase the contract offered by this Prospectus. The contract is owned by the employer and, in fact, is subject to the claims of the employer's creditors. The employee has no present rights or vested interest in the contract and is only entitled to payment in accordance with the PEDC Plan provisions.

         Taxation of Distributions. Amounts received by an individual from an PEDC Plan are includible in gross income for the taxable year in which such amounts are paid or otherwise made available.

         Distributions Before Separation from Service. Distributions generally are not permitted under an PEDC Plan prior to separation from service except for unforeseeable emergencies or upon reaching age 70 1/2. Emergency distributions are includible in the gross income of the individual in the year in which paid.

         Required Distributions. The minimum distribution requirements for PEDC Plans are generally the same as those for qualified plans and section 403(b) Plans Contracts, except that no amounts are exempted from minimum distribution requirements.

         Tax Free Transfers and Rollovers. Federal income tax law permits the tax free transfer of PEDC Plan amounts to another PEDC Plan, but not to an IRA or other type of plan.

     3.  401(a) Plans

         Contributions. Under Section 401(a) of the Code, payments made by employers to purchase annuity Contracts for their employees are excludable from the gross income of employees to the extent that the aggregate Purchase Payments do not exceed the limitations prescribed by section 402(g), and section 415 of the Code. This gross income exclusion applies to employer contributions and voluntary salary reduction contributions.

         An individual's voluntary salary reduction contributions for a 401(k) plan are generally limited to $10,500 (2001 limit).

         For 401(a) qualified plans, the maximum annual contribution that a member can receive is limited to the lesser of 25% of includible compensation or $35,000 (2001 limit).

         Taxation of Distributions. Distributions are restricted. These restrictions require that no distributions of employer contributions or salary deferrals will be permitted prior to one of the following events: (1) attainment of age 59 1/2, (2) separation from service, (3) death, (4) disability, or (5) for certain 401(a) Plans, hardship (hardship distributions will be limited to the amount of salary reduction contributions exclusive of earnings thereon). In-service distributions may be permitted under various circumstances in certain plans.

         To the extent distributions do not represent voluntary after-tax distributions, distributions from a section 401(a) Plan are taxed as ordinary income of the recipient in accordance with section 72 of the Code. Distributions received before the recipient attains age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are excepted from this penalty tax, including distributions following (1) death, (2) disability, 3) separation from service during or after the year the Plan Participant reaches age 55, (4) separation from service at any age if the distribution is in the form of payments over the life (or life expectancy) of the Plan Participant (or the Plan Participant and Beneficiary), and (5) distributions not in excess of tax deductible medical expenses.

         Required Distributions. The first year for which a minimum distribution is required is the later of the calendar year in which the participant reaches age 70 1/2 or the calendar year in which the participant retires and such distributions must be made over a period that does not exceed the life expectancy of the Plan Participant (or the Plan Participant and Beneficiary). Following the death of the Plan Participant, the distribution requirements are generally the same as those described with respect to 403(b) Plans. A penalty tax of 50% will be imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year.

         Tax-Free Transfers and Rollovers. The Code provides for the tax-free exchange of one annuity contract for another annuity contract. Distributions from a 401(a) Plan may also be transferred to a Rollover IRA.

     4.  Creditor-Exempt Non-Qualified Plans

         Certain employers may establish Creditor-Exempt Non-Qualified Plans. Under such Plans the employer formally funds the Plan either by purchasing an annuity contract or by transferring funds on behalf of Plan Participants to a trust established for the benefit of such Plan Participants with a direction to the trustee to use the funds to purchase an annuity contract. The Trustee is the Contractholder and is considered the nominal owner of the contract. Each Plan Participant as a Trust beneficiary, is an Owner of Benefits under the contract and is treated as the owner for income tax purposes.

         Taxation of Contract Earnings. Since each Plan Participant for income tax purposes is considered the owner of the Investment Account or Accounts which correlate to such Participant, any increase in a Participant's Investment Account Value resulting from the investment performance of the Contract is not taxable to the Plan Participant until received by such Plan Participant.

         Contributions. Payments made by the employer to the Trust on behalf of a Plan Participant are currently includible in the Plan Participant's gross income as additional compensation and, if such payments coupled with the Plan Participant's other compensation is reasonable in amount, such payments are currently deductible as compensation by the Employer.

         Taxation of Distributions. In general, partial redemptions from an Investment Account that are not received by a Plan Participant as an annuity under the contract allocated to post-August 13, 1982 Contributions under a preexisting contract are taxed as ordinary income to the extent of the accumulated income or gain under the contract. Partial redemptions from a contract that are allocated to pre-August 14, 1982 Contributions under a preexisting contract are taxed only after the Plan Participant has received all of the "investment in the contract" (Contributions less any amounts previously received and excluded from gross income).

         In the case of a complete redemption of an Investment Account under the contract (regardless of the date of purchase), the amount received will be taxed as ordinary income to the extent that it exceeds the Plan Participant's investment in the contract.

         If a Plan Participant purchases two or more contracts from the Company (or an affiliated company) within any twelve month period after October 21, 1988, those contracts are treated as a single contract for purposes of measuring the income on a partial redemption or complete surrender.

         When payments are received as an annuity, the Plan Participant's investment in the contract is treated as received ratably over the expected payment period of the annuity and excluded from gross income as a tax-free return of capital. Individuals who commence receiving annuity payments on or after January 1, 1987, can exclude from income only their unrecovered investment in the contract. Where such individuals die before they have recovered their entire investment in the contract on a tax-free basis, are entitled to a deduction of the unrecovered amount on their final tax return.

         In addition to regular income taxes, there is a 10% penalty tax on the taxable portion of a distribution received before the Plan Participant attains age 59 1/2 under the contract, unless the distribution is; (1) made to a Beneficiary on or after death of the Plan Participant, (2) made upon the disability of the Plan Participant; (3) part of a series of substantially equal annuity payments for the life or life expectancy of the Plan Participant or the Plan Participant and Beneficiary; (4) made under an immediate annuity contract, or (5) allocable to Contributions made prior to August 14, 1982.

         Required Distributions. The Internal Revenue Code does not require a Plan Participant under a Creditor-Exempt Non-Qualified Plan to commence receiving distributions at any particular time and does not limit the duration of annuity payments. However, the contract provides the Annuity Commencement Date must be no later than the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2. However, upon the death of the Plan Participant prior to the commencement of annuity payments, the amount accumulated under the contract must be distributed within five years or, if distributions to a beneficiary designated under the contract commence within one year of the Plan Participant's death, distributions are permitted over the life of the beneficiary or over a period not extending beyond the beneficiary's life expectancy. If the Plan Participant has commenced receiving annuity distributions prior to the Plan Participant's death, distributions must continue at least as rapidly as under the method in effect at the date of death.

         Tax-Free Exchanges. Under Section 1035 of the Code, the exchange of one annuity contract for another is not a taxable transaction, but is reportable to the IRS. Transferring Investment Account Values from this contract to a Companion Contract would fall within the provisions of
         Section 1035 of the Code.

     5.  General Creditor Non-Qualified Plans

         Contributions. Private taxable employers may establish informally funded, General Creditor Non-Qualified Plans for a select group of management or highly compensated employees and/or independent contractors. Certain arrangements of nonprofit employers entered into prior to August 16, 1989, and not subsequently modified, are subject to the rules discussed below.

         Informally funded General Creditor Non-Qualified Plans represent a bare contractual promise on the part of the employer to pay wages at some future time. The contract used to informally fund the employer's obligation is owned by the employer and is subject to the claims of the employer's creditors. The Plan Participant has no present right or vested interest in the contract and is only entitled to payment in accordance with Plan provisions. If the Employer who is the Contractholder, is not a natural person, the contract does not receive tax-deferred treatment afforded other Contractholders under the Internal Revenue Code.

         Taxation of Distributions. Amounts received by an individual from a General Creditor Non-Qualified Plan are includible in the employee's gross income for the taxable year in which such amounts are paid or otherwise made available. Such amounts are deductible by the employer when paid to the individual.

B.   Fund Diversification

     Separate Account investments must be adequately diversified in order for the increase in the value of Creditor-Exempt Non-Qualified Contracts to receive tax-deferred treatment. In order to be adequately diversified, the portfolio of each underlying Account must, as of the end of each calendar quarter or within 30 days thereafter, have no more than 55% of its assets invested in any one investment, 70% in any two investments, 80% in any three investments and 90% in any four investments. Failure of an Account to meet the diversification requirements could result in tax liability to Creditor-Exempt Non-Qualified Contractholders.

     The investment opportunities of the Accounts could conceivably be limited by adhering to the above diversification requirements. This would affect all Contractholders, including those owners of contracts for whom diversification is not a requirement for tax-deferred treatment.


RIGHTS RESERVED BY THE COMPANY

The Contract does not permit excessive trading or market timing. Market timing activity can disrupt management strategy of the underlying mutual funds and increase expenses, which are borne by all Contract owners. We reserve the right to reject excessive exchanges or purchases by market timers if the trade would disrupt the management of the Separate Account, any Division of the Separate Account or any underlying mutual fund. In addition, we may suspend or modify transfer privileges at any time to prevent market timing efforts that could disadvantage other Contract owners. These modifications could include, but not be limited to: o requiring a minimum time period between each transfer; o not accepting transfer requests from someone providing them for multiple Contracts for which he or she is not the owner; or o limiting the dollar amount that a Contract owner may transfer at any one time.


STATE REGULATION

The Company is subject to the laws of the State of Iowa governing insurance companies and to regulation by the Insurance Department of the State of Iowa. An annual statement in a prescribed form must be filed by March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and assets are subject to review or examination by the Commissioner of Insurance of the State of Iowa or her representatives at all times, and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Iowa law and regulations also prescribe permissible investments, but this does not involve supervision of the investment management or policy of the Company.

In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. Generally, the insurance departments of these states and jurisdictions apply the laws of the state of domicile in determining the field of permissible investments.

LEGAL OPINIONS

Legal matters applicable to the issue and sale of the Contracts, including the right of the Company to issue Contracts under Iowa Insurance Law, have been passed upon by Karen E. Shaff, Senior Vice President and General Counsel of the Company.

LEGAL PROCEEDINGS

There are no legal proceedings pending to which Separate Account B is a party or which would materially affect Separate Account B.

REGISTRATION STATEMENT

This Prospectus omits some information contained in the Statement of Additional Information (or Part B of the Registration Statement) and Part C of the Registration Statement which the Company has filed with the Securities and Exchange Commission. The Statement of Additional Information is hereby incorporated by reference into this Prospectus. A copy of the Statement of Additional Information can be obtained upon request, free of charge, by writing or telephoning Princor Financial Services Corporation. You may obtain a copy of Part C of the Registration Statement filed with the Securities and Exchange Commission, Washington, D.C. from the Commission upon payment of the prescribed fees.

INDEPENDENT AUDITORS

The financial statements of Principal Life Insurance Company Separate Account B and the consolidated financial statements of Principal Life Insurance Company which are included in the Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear in the Statement of Additional Information.

CONTRACTHOLDERS' INQUIRIES

Contractholders' inquiries should be directed to Princor Financial Services Corporation, a company of the Principal Financial Group, Des Moines, Iowa 50392-0200, (515) 247-5711.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The table of contents for the Statement of Additional Information is provided below.

                                TABLE OF CONTENTS
                                                                        Page
     Independent Auditors.................................................3

     Underwriting Commissions.............................................3

     Calculation of Yield and Total Return................................3

     Principal Life Insurance Company Separate Account B

              Report of Independent Auditors..............................5

              Financial Statements........................................6

     Principal Life Insurance Company

              Report of Independent Auditors.............................33

              Consolidated Financial Statements..........................34

To obtain a copy of the Statement of Additional Information, free of charge, write or telephone:

                     Princor Financial Services Corporation
                                  a company of
                          the Principal Financial Group
                            Des Moines, IA 50392-0200
                            Telephone: 1-800-633-1373


                                     PART B

               PRINCIPAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT B

            PERSONAL VARIABLE (A GROUP VARIABLE ANNUITY CONTRACT FOR

        EMPLOYER SPONSORED QUALIFIED AND NON-QUALIFIED RETIREMENT PLANS)



                       Statement of Additional Information


                               dated May 1, 2001


This Statement of Additional Information provides information about Principal Life Insurance Company Separate Account B Personal Variable - Group Variable Annuity Contracts (the "Contract" or the "Contracts") in addition to the information that is contained in the Contract's Prospectus, dated May 1, 2001.


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:



                     Princor Financial Services Corporation
                                  a company of
                          the Principal Financial Group
                           Des Moines Iowa 50392-0200
                            Telephone: 1-800-633-1373







                                TABLE OF CONTENTS


Independent Auditors ............................................    3

Underwriting Commissions ........................................    3

Calculation of Yield and Total Return............................    3

Principal Life Insurance Company Separate Account B

        Report of Independent Auditors...........................    5

        Financial Statements.....................................    6

Principal Life Insurance Company

        Report of Independent Auditors...........................   33

        Consolidated Financial Statements........................   34




INDEPENDENT AUDITORS

Ernst & Young LLP, Des Moines, Iowa, serve as independent auditors for Principal Life Insurance Company Separate Account B and Principal Life Insurance Company and perform audit and accounting services for Separate Account B and Principal Life Insurance Company.

UNDERWRITING COMMISSIONS

Aggregate dollar amount of underwriting commissions paid to and retained by Princor Financial Services Corporation for all Separate Account B contracts:


        Year                Paid To                 Retained by
        ----                -------                 -----------
       2000               $14,747,326                 $    _
       1999                12,331,736                      _
       1998                13,709,101                      _


CALCULATION OF YIELD AND TOTAL RETURN

The Separate Account may publish advertisements containing information (including graphs, charts, tables and examples) about the performance of one or more of its Divisions. The contract was not offered prior to July 15, 1992. However, the Divisions invest in Accounts of the Principal Variable Contract Fund, Inc. These Accounts correspond to open-end investment companies ("mutual funds") which, effective January 1, 1998, were reorganized into the Accounts of the Principal Variable Contracts Fund, Inc. as follows:

      Old Mutual Fund Name                       New Corresponding Account Name
      --------------------                       ------------------------------
Principal Balanced Fund, Inc.                   Balanced Account
Principal Bond Fund, Inc.                       Bond Account
Principal Capital Accumulation Fund, Inc.       Capital Value Account
Principal Emerging Growth Fund, Inc.            MidCap Account
Principal Government Securities Fund, Inc.      Government Securities Account
Principal Growth Fund, Inc.                     Growth Account
Principal Money Market Fund, Inc.               Money Market Account
Principal World Fund, Inc.                      International Account

Some of the Accounts (under their former names) were offered prior to the date that the Contract was available. Thus, the Separate Account may publish advertisements containing information about the hypothetical performance of one or more of its Divisions for this contract had the contract been issued on or after the date the Account in which such Division invests was first offered. The hypothetical performance from the date of inception of the Account in which the Division invests is derived by reducing the actual performance of the underlying Account by the fees and charges of the Contract as if it had been in existence. The yield and total return figures described below will vary depending upon market conditions, the composition of the underlying Account's portfolios and operating expenses. These factors and possible differences in the methods used in calculating yield and total return should be considered when comparing the Separate Account performance figures to performance figures published for other investment vehicles. The Separate Account may also quote rankings, yields or returns as published by independent statistical services or publishers and information regarding performance of certain market indices. Any performance data quoted for the Separate Account represents only historical performance and is not intended to indicate future performance.


From time to time the Account advertises its Money Market Division's "yield" and "effective yield" for these contracts. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Division refers to the income generated by an investment under the contract in the Division over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the division is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither yield quotation reflects sales load deducted from purchase payments that, if included, would reduce the "yield" and "effective yield." For the period ended December 31, 2000, the 7-day annualized and effective yields were 5.29% and 5.42%, respectively.


From time to time, the Separate Account will advertise the average annual total return of its various divisions for these contracts. The average annual total return for any of the divisions is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable contract value. In this calculation the ending value is reduced by a contingent deferred sales charge that decreases from 5% to 0% over a period of 7 years. The Separate Account may also advertise total return figures of its Divisions for a specified period that does not take into account the sales charge in order to illustrate the change in the Division's unit value over time. See "Deductions Under the Contract" for a discussion of contingent deferred sales charges.


Assuming the contract had been offered as of the dates indicated in the table below, the hypothetical average annual total returns for the periods ending December 31, 2000 are:


                                     With Contingent Deferred                   Without Contingent Deferred
                                           Sales Charge                                Sales Charge
                                -----------------------------------       ---------------------------------------
                                      One      Five       Ten                    One       Five        Ten
                                     Year      Year      Year                   Year       Year       Year
Balanced Division                   -5.68%      7.58%    11.24%                 -0.71%      8.02%     11.24%
Bond Division                        1.91       3.84      7.15                   7.28       4.26       7.15
Capital Value Division              -3.76      10.69     13.45                   1.31      11.14      13.45
Government Securities Division       4.96       5.22      7.00                  10.49       5.65       7.00
Growth Division                    -15.38      11.31     13.11(1)              -10.93      11.76     13.20(1)
International Division             -13.67      10.92      9.74(1)               -9.13      11.37      9.82(1)
MidCap Division                      7.97      13.47     17.61                  13.65      13.93      17.61
Money Market Division               -0.12       3.98      3.86                   5.14       4.40       3.86

(1)  Period from May 2, 1994 - December 31, 2000


Assuming the contract had been offered as of the periods indicated in the table below and assuming the Contract Administration Expense/Recordkeeping Charge is not deducted from Investment Accounts, the hypothetical average annual total returns for the periods ending December 31, 2000 are:


                                     With Contingent Deferred                   Without Contingent Deferred
                                           Sales Charge                                Sales Charge
                                -----------------------------------       ---------------------------------------
                                      One      Five       Ten                    One       Five        Ten
                                     Year      Year      Year                   Year       Year       Year

Balanced Division                   -5.48%     7.77%     11.48%                 -0.51%      8.21%     11.48%
Bond Division                        2.11      4.06       7.43                   7.49       4.48       7.43
Capital Value Division              -3.56     10.86      13.69                   1.51      11.31      13.69
Government Securities Division       5.16      5.44       7.30                  10.70       5.86       7.30
Growth Division                    -15.19     11.48      13.27(1)              -10.72      11.94      13.35(1)
International Division             -13.48     11.10       9.92(1)               -8.92      11.55      10.00(1)
MidCap Division                      8.17     13.65      17.81                  13.86      14.11      17.81
Money Market Division                0.08      4.20       4.20                   5.34       4.62       4.20


(1)  Period from May 2, 1994 - December 31, 2000






                         Report of Independent Auditors


Board of Directors and Participants
Principal Life Insurance Company


We have audited the accompanying individual and combined statements of net assets of Principal Life Insurance Company Separate Account B [comprised of the Aggressive Growth, AIM V.I. Growth, AIM V.I. Growth and Income, AIM V.I. Value, American Century VP Income & Growth, Asset Allocation, Balanced, Blue Chip, Bond, Capital Value, Fidelity VIP II Contrafund, Fidelity VIP Growth, Government Securities, Growth, International, International Emerging Markets, International SmallCap, Janus Aspen Aggressive Growth, LargeCap Growth, LargeCap Growth Equity, LargeCap Stock Index (formerly Stock Index 500), MicroCap, MidCap, MidCap Growth, MidCap Growth Equity, MidCap Value, Money Market, Real Estate, SmallCap, Small Cap Growth, SmallCap Value, Templeton Growth Securities (formerly Templeton VP Stock), and Utilities Divisions] as of December 31, 2000, and the related statements of operations for the year then ended, and changes in net assets for each of the two years in the period then ended, except for those divisions operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the management of Principal Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual and combined financial position of the respective divisions of Principal Life Insurance Company Separate Account B at December 31, 2000, and the individual and combined results of their operations and the changes in their net assets for the periods described above, in conformity with accounting principles generally accepted in the United States.



Des Moines, Iowa
February 9, 2001



                            Principal Life Insurance
                           Company Separate Account B

                            Statements of Net Assets

                                December 31, 2000


Assets
Investments:
   Aggressive Growth Division:
     Aggressive Growth Account - 16,550,453 shares at net asset value of $20.37 per
       share (cost - $298,851,796)                                                        $   337,132,729
   AIM V.I. Growth Division:
     AIM V.I. Growth Fund - 1,668,348 shares at net asset value of $24.82 per share
       (cost - $53,270,898)                                                                    41,408,398
   AIM V.I. Growth and Income Division:
     AIM V.I. Growth and Income Fund - 1,805,882 shares at net asset value of
       $26.19 per share (cost - $54,286,341)                                                   47,296,056
   AIM V.I. Value Division:
     AIM V.I. Value Fund - 1,250,637 shares at net asset value of $27.31 per share
       (cost - $40,249,983)                                                                    34,154,897
   American Century VP Income & Growth Division:
     American Century Variable Portfolios Inc.: VP Income & Growth - 185,015 shares at
       net asset value of $7.11 per share (cost - $1,424,406)                                   1,315,459
   Asset Allocation Division:
     Asset Allocation Account - 7,434,232 shares at net asset value of $12.02 per
       share (cost - $90,598,689)                                                              89,359,474
   Balanced Division:
     Balanced Account - 10,086,869 shares at net asset value of $15.43 per share (cost
       - $154,054,969)                                                                        155,640,385
   Blue Chip Division:
     Blue  Chip  Account - 99,338  shares at net asset  value of $9.22 per share
       (cost -  $982,963)                                                                         915,895
   Bond Division:
     Bond Account - 9,095,750 shares at net asset value of $11.78 per share (cost -
       $106,731,841)                                                                          107,147,938
   Capital Value Division:
     Capital Value Account - 8,262,488 shares at net asset value of $30.72 per share
       (cost - $258,004,362)                                                                  253,823,599
   Fidelity VIP II Contrafund Division:
     Fidelity Variable Insurance Products Fund II: Fidelity VIP II Contrafund
       Portfolio -1,727,884 shares at net asset value of $23.67 per share (cost -              40,899,024
       $44,442,927)
   Fidelity VIP Growth Division:
     Fidelity Variable Insurance Products Fund: Fidelity VIP Growth Portfolio
       -1,189,069 shares at net asset value of $43.50 per share (cost - $59,597,291)           51,724,508
   Government Securities Division:
     Government Securities Account 10,815,409 shares at net asset value of $11.43 per
       share (cost - $115,847,432)                                                            123,620,122



See accompanying notes.



Assets (continued)
Investments (continued):
   Growth Division:
     Growth Account - 17,044,589 shares at net asset value of $16.43 per share (cost -
       $282,069,655)                                                                      $   280,042,601
   International Division:
     International Account - 12,452,541 shares at net asset value of $13.90 per share
       (cost - $168,761,352)                                                                  173,090,303
   International Emerging Markets Division:
     International Emerging Markets Account - 20,382 shares at net asset value of
       $9.37 per share (cost - $194,275)                                                          190,983
   International SmallCap Division:
     International SmallCap Account - 3,082,256 shares at net asset value of $13.87
       per share (cost - $48,555,704)                                                          42,750,891
   Janus Aspen Aggressive Growth Division:
     Janus Aspen Aggressive Growth Portfolio Service Shares - 23,686 shares at net
       asset value of $35.97 per share (cost - $866,767)                                          851,981
   LargeCap Growth Division:
     LargeCap Growth Account - 133,808 shares at net asset value of $11.67 per share
       (cost - $1,705,756)                                                                      1,561,536
   LargeCap Growth Equity Division:
     LargeCap Growth Equity Account - 43,722 shares at net asset value of $7.78 per
       share (cost - $344,688)                                                                    340,153
   LargeCap Stock Index Division:
     LargeCap Stock Index Account - 4,708,086 shares at net asset value of $9.52 per
       share (cost - $47,670,710)                                                              44,820,977
   MicroCap Division:
     MicroCap Account - 510,919 shares at net asset value of $9.00 per share (cost -
       $4,443,041)                                                                              4,598,275
   MidCap Division:
     MidCap Account - 7,233,629 shares at net asset value of $34.47 per share (cost -
       $222,395,744)                                                                          249,343,200
   MidCap Growth Division:
     MidCap Growth Account - 1,699,373 shares at net asset value of $10.46 per share
       (cost - $17,735,453)                                                                    17,775,450
   MidCap Growth Equity Division:
     MidCap Growth Equity Account - 118,682 shares at net asset value of $8.13 per
       share (cost - $979,075)                                                                    964,882
   MidCap Value Division:
     MidCap Value Account - 36,806 shares at net asset value of $12.57 per share
       (cost - $403,388)                                                                          462,653



                            Principal Life Insurance
                           Company Separate Account B

                      Statements of Net Assets (continued)

                                December 31, 2000




Assets (continued)
Investments (continued):
   Money Market Division:
     Money Market Account - 96,106,383 shares at net asset value of $1.00 per share
       (cost - $96,106,383)                                                              $     96,106,383
   Real Estate Division:
     Real Estate Account - 717,801 shares at net asset value of $10.29 per share (cost
       - $6,892,855)                                                                            7,386,177
   SmallCap Division:
     SmallCap Account - 2,926,201 shares at net asset value of $7.83 per share (cost -
       $27,925,085)                                                                            22,912,158
   SmallCap Growth Division:
     SmallCap Growth Account - 3,848,235 shares at net asset value of $15.59 per share
       (cost - $68,477,007)                                                                    59,993,974
   SmallCap Value Division:
     SmallCap Value Account - 833,932 shares at net asset value of $11.26 per share
       (cost - $7,818,915)                                                                      9,390,080
   Templeton Growth Securities Division:
     Franklin Templeton Variable Insurance Products Series Trust:
       Templeton Growth Securities Fund Class 2 - 37,261 shares at net asset value of
         $13.70 per share (cost - $484,205)                                                       510,476
   Utilities Division:
     Utilities Account - 2,487,995 shares at net asset value of $12.43 per share (cost
       - $27,442,481)                                                                          30,925,782
                                                                                       --------------------
                                                                                       --------------------
Combined net assets                                                                        $2,328,457,399
                                                                                       ====================



See accompanying notes.


                            Principal Life Insurance
                           Company Separate Account B

                      Statements of Net Assets (continued)

                                December 31, 2000



                                                                                 Unit
                                                                   Units        Value
                                                              ---------------------------
                                                              ---------------------------
Net assets are represented by:
   Aggressive Growth Division:
     Contracts in accumulation period:
       The Principal Variable Annuity                             10,064,518     $33.45   $   336,666,347
       The Principal Variable Annuity with Purchase Credit
         Rider                                                        13,951      33.43           466,382
                                                                                        -------------------
                                                                                        -------------------

   AIM V.I. Growth Division:
     Contracts in accumulation period:
       The Principal Variable Annuity                              4,277,118       9.62        41,163,559
       The Principal Variable Annuity with Purchase Credit
         Rider                                                        25,451       9.62           244,839
                                                                                        -------------------
                                                                                        -------------------

   AIM V.I. Growth and Income Division:
     Contracts in accumulation period:
       The Principal Variable Annuity                              4,586,163      10.21        46,828,550
       The Principal Variable Annuity with Purchase Credit
         Rider                                                        45,789      10.21           467,506
                                                                                        -------------------
                                                                                        -------------------

   AIM V.I. Value Division:
     Contracts in accumulation period:
       The Principal Variable Annuity                              3,486,133       9.74        33,947,959
       The Principal Variable Annuity with Purchase Credit
         Rider                                                        21,268       9.73           206,938
                                                                                        -------------------
                                                                                        -------------------

   American Century VP Income & Growth Division:
     Contracts in accumulation period:
       Principal Freedom Variable Annuity                            133,602       9.85         1,315,459

   Asset Allocation Division:
     Contracts in accumulation period:
       The Principal Variable Annuity                              4,504,686      19.77        89,037,154
       The Principal Variable Annuity with Purchase Credit
         Rider                                                        16,320      19.75           322,320
                                                                                        -------------------
                                                                                        -------------------

   Balanced Division:
     Contracts in accumulation period:
       Personal Variable                                           2,448,116       1.79         4,387,889
       Premier Variable                                           12,915,226       1.82        23,467,656
       The Principal Variable Annuity                              7,234,752      17.65       127,675,825
       The Principal Variable Annuity with Purchase Credit
         Rider                                                         6,180      17.64           109,015
                                                                                        -------------------
                                                                                              155,640,385


See accompanying notes.





                                                                                 Unit
                                                                   Units        Value
                                                              ---------------------------
                                                              ---------------------------
Net assets are represented by (continued):
   Blue Chip Division:
     Contracts in accumulation period:
       Principal Freedom Variable Annuity                            100,856    $  9.08 $          915,895

   Bond Division:
     Contracts in accumulation period:
       Personal Variable                                             803,624       1.53          1,231,002
       Premier Variable                                            6,222,180       1.55          9,651,750
       Principal Freedom Variable Annuity                            199,360      10.41          2,075,745
       The Principal Variable Annuity                              6,414,545      14.66         94,008,660
       The Principal Variable Annuity with Purchase Credit
         Rider                                                        12,340      14.65            180,781
                                                                                        -------------------
                                                                                        -------------------

   Capital Value Division:
     Currently payable annuity contracts:
       Bankers Flexible Annuity                                        2,995      30.51             91,353
       Pension Builder Plus - Rollover IRA                            47,780       6.24            298,338
                                                                                        -------------------
                                                                                                   389,691
     Contracts in accumulation period:
       Bankers Flexible Annuity                                      160,453      30.51          4,896,990
       Pension Builder Plus                                          815,909       5.58          4,551,309
       Pension Builder Plus - Rollover IRA                           125,732       6.24            784,719
       Personal Variable                                           3,097,741       2.56          7,929,783
       Premier Variable                                           15,798,061       2.61         41,199,868
       Principal Freedom Variable Annuity                            178,353       8.99          1,602,863
       The Principal Variable Annuity                              8,704,614      22.08        192,237,281
       The Principal Variable Annuity with Purchase Credit
         Rider                                                        10,471      22.07            231,095
                                                                                        -------------------
                                                                                               253,433,908
                                                                                        -------------------
                                                                                        -------------------
                                                                                               253,823,599
   Fidelity VIP II Contrafund Division:
     Contracts in accumulation period:
       The Principal Variable Annuity                              3,917,054      10.41         40,756,222
       The Principal Variable Annuity with Purchase Credit
         Rider                                                        13,731      10.40            142,802
                                                                                        -------------------
                                                                                        -------------------

   Fidelity VIP Growth Division:
     Contracts in accumulation period:
       The Principal Variable Annuity                              4,836,939      10.63         51,438,263
       The Principal Variable Annuity with Purchase Credit
         Rider                                                        26,928      10.63            286,245
                                                                                        -------------------
                                                                                        -------------------




                            Principal Life Insurance
                           Company Separate Account B

                      Statements of Net Assets (continued)

                                December 31, 2000



                                                                                 Unit
                                                                   Units        Value
                                                              ---------------------------
                                                              ---------------------------
Net assets are represented by (continued):
   Government Securities Division:
     Contracts in accumulation period:
       Pension Builder Plus                                          259,932    $  2.33 $            605,558
       Pension Builder Plus - Rollover IRA                            25,415       2.51             63,814
       Personal Variable                                           1,849,057       1.67          3,088,710
       Premier Variable                                            6,314,216       1.70         10,734,931
       The Principal Variable Annuity                              7,195,325      15.12        108,780,259
       The Principal Variable Annuity with Purchase Credit
         Rider                                                        22,955      15.11            346,850
                                                                                        -------------------
                                                                                        -------------------
                                                                                               123,620,122
   Growth Division:
     Contracts in accumulation period:
       Personal Variable                                           2,804,714       2.20          6,160,783
       Premier Variable                                           20,920,971       2.23         46,563,219
       The Principal Variable Annuity                             10,270,391      22.10        226,967,989
       The Principal Variable Annuity with Purchase Credit
         Rider                                                        15,875      22.09            350,610
                                                                                        -------------------
                                                                                        -------------------
                                                                                               280,042,601
   International Division:
     Contracts in accumulation period:
       Personal Variable                                           1,683,075       1.88          3,163,184
       Premier Variable                                           10,572,934       1.90         20,121,631
       Principal Freedom Variable Annuity                             86,313      10.62            916,185
       The Principal Variable Annuity                              8,207,758      18.09        148,497,302
       The Principal Variable Annuity with Purchase Credit
         Rider                                                        21,679      18.08            392,001
                                                                                        -------------------
                                                                                        -------------------
                                                                                               173,090,303
   International Emerging Markets Division:
     Contracts in accumulation period:
       The Principal Variable Annuity                                  9,349       9.91            92,676
       The Principal Variable Annuity with Purchase Credit
         Rider                                                         9,930       9.90            98,307
                                                                                        -------------------
                                                                                        -------------------

   International SmallCap Division:
     Contracts in accumulation period:
       The Principal Variable Annuity                              2,821,774      15.02        42,382,005
       The Principal Variable Annuity with Purchase Credit
         Rider                                                        24,574      15.01           368,886
                                                                                        -------------------
                                                                                        -------------------




See accompanying notes.



                                                                                 Unit
                                                                   Units        Value
                                                              ---------------------------
                                                              ---------------------------
Net assets are represented by (continued):
   Janus Aspen Aggressive Growth Division:
     Contracts in accumulation period:
       The Principal Variable Annuity                                 70,229    $  9.33 $          655,226
       The Principal Variable Annuity with Purchase Credit
         Rider                                                        21,111       9.32           196,755
                                                                                        -------------------
                                                                                        -------------------

   LargeCap Growth Division:
     Contracts in accumulation period:
       Principal Freedom Variable Annuity                             86,318      11.59         1,000,095
       The Principal Variable Annuity                                 34,014       9.59           326,237
       The Principal Variable Annuity with Purchase Credit
         Rider                                                        24,526       9.59           235,204
                                                                                        -------------------

   LargeCap Growth Equity Division:
     Contracts in accumulation period:
       The Principal Variable Annuity                                 18,248       9.71           177,200
       The Principal Variable Annuity with Purchase Credit
         Rider                                                        16,782       9.71           162,953
                                                                                        -------------------
                                                                                        -------------------

   LargeCap Stock Index Division:
     Contracts in accumulation period:
       Principal Freedom Variable Annuity                            430,996       9.84         4,240,629
       The Principal Variable Annuity                              4,135,877       9.77        40,424,419
       The Principal Variable Annuity with Purchase Credit
         Rider                                                        15,960       9.77           155,929
                                                                                        -------------------
                                                                                               44,820,977
   MicroCap Division:
     Contracts in accumulation period:
       The Principal Variable Annuity                                523,326       8.77         4,589,867
       The Principal Variable Annuity with Purchase Credit
         Rider                                                           959       8.77             8,408
                                                                                        -------------------
                                                                                        -------------------

   MidCap Division:
     Contracts in accumulation period:
       Personal Variable                                           1,978,686       2.46         4,864,407
       Premier Variable                                           12,724,054       2.49        31,708,854
       Principal Freedom Variable Annuity                             41,097      12.43           510,941
       The Principal Variable Annuity                              8,777,354      24.16       212,070,459
       The Principal Variable Annuity with Purchase Credit
         Rider                                                         7,807      24.15           188,539
                                                                                        -------------------
                                                                                              249,343,200





                            Principal Life Insurance
                           Company Separate Account B

                      Statements of Net Assets (continued)

                                December 31, 2000



                                                                                 Unit
                                                                   Units        Value
                                                              ---------------------------
                                                              ---------------------------
Net assets are represented by (continued):
   MidCap Growth Division:
     Contracts in accumulation period:
       Principal Freedom Variable Annuity                             30,867     $12.10 $          373,353
       The Principal Variable Annuity                              1,538,873      11.23        17,287,222
       The Principal Variable Annuity with Purchase Credit
         Rider                                                        10,231      11.23           114,875
                                                                                        -------------------
                                                                                               17,775,450
MidCap Growth Equity Division:
     Contracts in accumulation period:
       The Principal Variable Annuity                                 86,326       9.71           838,438
       The Principal Variable Annuity with Purchase Credit
         Rider                                                        13,022       9.71           126,444
                                                                                        -------------------
                                                                                        -------------------

   MidCap Value Division:
     Contracts in accumulation period:
       Principal Freedom Variable Annuity                             31,795      14.55           462,653

   Money Market Division:
     Contracts in accumulation period:
       Pension Builder Plus                                          327,518       2.11           689,609
       Pension Builder Plus - Rollover IRA                             5,048       2.23            11,253
       Personal Variable                                           1,679,562       1.40         2,351,371
       Premier Variable                                           10,369,055       1.43        14,790,736
       Principal Freedom Variable Annuity                             86,884      10.78           936,583
       The Principal Variable Annuity                              5,464,836      12.91        70,443,817
       The Principal Variable Annuity with Purchase Credit
         Rider                                                       533,567      12.90         6,883,014
                                                                                        -------------------
                                                                                               96,106,383
   Real Estate Division:
     Contracts in accumulation period:
       The Principal Variable Annuity                                642,519      11.32         7,271,844
       The Principal Variable Annuity with Purchase Credit
         Rider                                                        10,109      11.31           114,333
                                                                                        -------------------
                                                                                        -------------------

   SmallCap Division:
     Contracts in accumulation period:
       Principal Freedom Variable Annuity                             64,754      12.07           781,485
       The Principal Variable Annuity                              2,250,231       9.80        22,053,891
       The Principal Variable Annuity with Purchase Credit
         Rider                                                         7,835       9.80            76,782
                                                                                        -------------------
                                                                                               22,912,158


See accompanying notes.





                                                                                 Unit
                                                                   Units        Value
                                                              ---------------------------
                                                              ---------------------------
Net assets are represented by (continued):
   SmallCap Growth Division:
     Contracts in accumulation period:
       Principal Freedom Variable Annuity                             35,240     $14.66 $          516,724
       The Principal Variable Annuity                              3,534,597      16.72        59,111,234
       The Principal Variable Annuity with Purchase Credit
         Rider                                                        21,904      16.71           366,016
                                                                                        -------------------
                                                                                               59,993,974
   SmallCap Value Division:
     Contracts in accumulation period:
       The Principal Variable Annuity                                755,732      12.38         9,358,890
       The Principal Variable Annuity with Purchase Credit
         Rider                                                         2,520      12.38            31,190
                                                                                        -------------------
                                                                                        -------------------

   Templeton Growth Securities Division:
     Contracts in accumulation period:
       Principal Freedom Variable Annuity                             42,183      12.10           510,476

   Utilities Division:
     Contracts in accumulation period:
       The Principal Variable Annuity                              2,253,142      13.63        30,709,265
       The Principal Variable Annuity with Purchase Credit
         Rider                                                        15,897      13.62           216,517
                                                                                        -------------------

                                                                                        ===================
                                                                                        -------------------
Combined net assets                                                                        $2,328,457,399
                                                                                        ===================




                        Principal Life Insurance Company
                               Separate Account B

                            Statements of Operations

                          Year ended December 31, 2000




                                                                                        AIM V.I.
                                                        Aggressive   AIM V.I. Growth   Growth and   AIM V.I. Value
                                                          Growth         Division        Income        Division
                           Combined Division Division
                                      ------------------------------------------------------------------------------
                                      ------------------------------------------------------------------------------
Investment income (loss)
Income:
   Dividends                            $   15,300,023$   $        -      $     3,949 $      63,900  $      42,694
   Capital gains distributions             163,668,493      12,065,509      1,368,340     1,376,837      1,487,363
                                      ------------------------------------------------------------------------------
                                      ------------------------------------------------------------------------------
Total income                               178,968,516      12,065,509      1,372,289     1,440,737      1,530,057

Expenses:
   Mortality and expense risks              27,280,641       4,678,846        454,723       502,631        383,308
   Separate account rider charges                2,158              94             34            97             33
   Administration charges                      756,787         209,690          5,611         5,316          4,022
   Contingent sales charges                  3,375,758         589,491         43,077        43,804         31,887
                                      ------------------------------------------------------------------------------
                                      ------------------------------------------------------------------------------
                                            31,415,344       5,478,121        503,445       551,848        419,250
                                      ------------------------------------------------------------------------------
                                      ------------------------------------------------------------------------------
Net investment income (loss)               147,553,172       6,587,388        868,844       888,889      1,110,807

Realized and unrealized gains
(losses) on investments
Net realized gains (losses) on
   investments                               7,122,506       2,428,024       (103,108)       (9,700)       (53,182)
Change in net unrealized appreciation
   or depreciation of investments         (273,766,419)    (60,017,077)   (12,885,711)   (9,224,554)    (7,180,684)
                                      ------------------------------------------------------------------------------
                                      ------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations             $(119,090,741)   $(51,001,665)  $(12,119,975)  $(8,345,365)   $(6,123,059)
                                      ==============================================================================



See accompanying notes.





     American
    Century VP
    Income &
 Growth Division   Asset Allocation     Balanced           Blue Chip                      Capital Value
                       Division         Division            Division    Bond Division         Division
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------


   $     3,484         $2,265,120   $             -   $       4,769    $              -     $  4,056,346
             -          6,850,924                 -               -                  -         1,223,975
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
         3,484          9,116,044                 -           4,769                  -         5,280,321


         8,874          1,069,856         1,865,552          11,498          1,222,296         2,898,066
             -                 34                20               -                 22                43
             -             17,998            54,328               -             20,288            91,910
           102            104,012           223,432             612            123,268           415,971
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
         8,976          1,191,900         2,143,332          12,110          1,365,874         3,405,990
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
        (5,492)         7,924,144        (2,143,332)         (7,341)        (1,365,874)        1,874,331




        (2,099)           358,250           (71,874)        (22,759)        (1,795,961)      (10,224,363)

      (135,998)        (8,349,283)          (31,802)       (120,681)         9,947,748         7,050,125
-----------------------------------------------------------------------------------------------------------

     $(143,589)      $    (66,889)      $(2,247,008)      $(150,781)        $6,785,913      $ (1,299,907)
===========================================================================================================



                        Principal Life Insurance Company
                               Separate Account B

                      Statements of Operations (continued)

                          Year ended December 31, 2000




                                       Fidelity
                                        VIP II       Fidelity VIP     Government
                                      Contrafund        Growth        Securities         Growth     International
                                       Division        Division        Division         Division       Division
                                    -------------------------------------------------------------------------------
                                    -------------------------------------------------------------------------------
 Investment income (loss)
 Income:
   Dividends                         $      76,053  $      24,440  $             - $             -  $   1,243,150
   Capital gains distributions           2,760,724      2,918,091                -       69,564,617     6,962,751
                                    -------------------------------------------------------------------------------
                                    -------------------------------------------------------------------------------
 Total income                            2,836,777      2,942,531                -       69,564,617     8,205,901

 Expenses:
   Mortality and expense risks             408,505        548,763        1,377,369        3,526,523     2,062,752
   Separate account rider charges               16             63               90               56            81
   Administration charges                    6,032          6,543           36,423          119,430        37,772
   Contingent sales charges                 27,571         64,373          180,850          479,322       229,727
                                    -------------------------------------------------------------------------------
                                    -------------------------------------------------------------------------------
                                           442,124        619,742        1,594,732        4,125,331     2,330,332
                                    -------------------------------------------------------------------------------
                                    -------------------------------------------------------------------------------
 Net investment income (loss)            2,394,653      2,322,789       (1,594,732)      65,439,286     5,875,569

Realized and unrealized gains
   (losses) on investments
 Net realized gains (losses) on
   investments                             (27,212)       (37,583)        (676,568)       8,838,623     1,362,267
 Change in net unrealized
   appreciation or depreciation of
   investments                          (5,301,550)    (9,832,466)      13,406,520     (109,896,709)  (25,466,743)
                                    -------------------------------------------------------------------------------
                                    -------------------------------------------------------------------------------
 Net increase (decrease) in net
   assets resulting from operations    $(2,934,109)   $(7,547,260)     $11,135,220    $ (35,618,800) $(18,228,907)
                                    ===============================================================================



(1)  Commenced operations November 27, 2000.

(2) Represented the operations of the Stock Index 500 Division until November 27, 2000 name change to LargeCap Stock Index Division.



See accompanying notes.




     International                     Janus Aspen                    LargeCap
       Emerging      International     Aggressive      LargeCap        Growth          LargeCap
        Markets       SmallCap          Growth          Growth         Equity         Stock Index
     Division (1)     Division         Division (1)    Division       Division (1)    Division(2)
    ------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------


       $    294    $               - $          -   $            -  $        -       $    429,245
              -          2,356,051             -                -            -            180,414
    ------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------
            294          2,356,051             -                -            -            609,659


            110            512,729           293            7,098          180            484,099
             23                 63            40               54           30                 35
              -              8,675             -                -            -              7,785
              -             48,694             -              115            -             33,515
    ------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------
            133            570,161           333            7,267          210            525,434
    ------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------
            161          1,785,890          (333)          (7,267)        (210)            84,225




         (1,000)         1,630,344             -           12,482           (3)            40,462


         (3,292)       (12,102,028)      (14,786)        (211,446)      (4,535)        (4,827,818)
    ------------------------------------------------------------------------------------------------

        $(4,131)       $(8,685,794)     $(15,119)       $(206,231)     $(4,748)       $(4,703,131)
    ================================================================================================




                        Principal Life Insurance Company
                               Separate Account B

                      Statements of Operations (continued)

                          Year ended December 31, 2000




                                                                                         MidCap
                                                                             MidCap      Growth         MidCap
                                                MicroCap       MidCap        Growth      Equity         Value
                                                Division      Division      Division    Division (1)   Division
                                             -----------------------------------------------------------------------
                                             -----------------------------------------------------------------------
 Investment income (loss)
 Income:
   Dividends                                    $  22,552  $     642,685   $     30,929 $          -     $     169
   Capital gains distributions                          -     44,523,034      1,483,065            -        44,393
                                             -----------------------------------------------------------------------
                                             -----------------------------------------------------------------------
 Total income                                      22,552     45,165,719      1,513,994            -        44,562

 Expenses:
   Mortality and expense risks                     42,757      2,641,775        158,752          549         2,462
   Separate account rider charges                       2             26             28           26             -
   Administration charges                             655         71,590          3,899            -             -
   Contingent sales charges                         3,399        300,495         10,981            -             3
                                             -----------------------------------------------------------------------
                                             -----------------------------------------------------------------------
                                                   46,813      3,013,886        173,660          575         2,465
                                             -----------------------------------------------------------------------
                                             -----------------------------------------------------------------------
 Net investment income (loss)                     (24,261)    42,151,833      1,340,334         (575)       42,097

Realized and unrealized gains (losses) on
investments
 Net realized gains (losses) on investments        16,070      4,572,375        103,581            -         1,802
 Change in net unrealized appreciation or
   depreciation of investments                    251,342    (17,409,684)      (951,039)     (14,193)       41,178
                                             -----------------------------------------------------------------------
                                             -----------------------------------------------------------------------
 Net increase (decrease) in net assets
   resulting                                     $243,151    $29,314,524    $   492,876     $(14,768)      $85,077
   from operations
                                             =======================================================================



(1)  Commenced operations November 27, 2000.

(3) Represented the operations of the Templeton VP Stock Division until becoming the Templeton Growth Securities Division on May 1, 2000 following a merger of the underlying investment companies.


See accompanying notes.



                                                                                    Templeton
         Money                                       Small Cap        SmallCap       Growth
         Market         Real Estate      SmallCap      Growth          Value        Securities      Utilities
        Division         Division        Division     Division        Division      Division (3)     Division
     -----------------------------------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------------------------------


         $5,386,483    $   271,656  $      64,921  $             -  $     93,359     $  2,594      $   571,231
                  -              -      3,391,049        3,740,714       723,159       62,593          584,890
     -----------------------------------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------------------------------
          5,386,483        271,656      3,455,970        3,740,714       816,518       65,187        1,156,121


            999,133         49,568        274,227          699,895        89,790        3,401          294,261
                985              9              9               87             8            -               50
             22,260            576          4,576           12,969         1,530            -            6,909
            288,380          3,224         24,890           70,270         4,732           48           29,513
     -----------------------------------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------------------------------
          1,310,758         53,377        303,702          783,221        96,060        3,449          330,733
     -----------------------------------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------------------------------
          4,075,725        218,279      3,152,268        2,957,493       720,458       61,738          825,388



                  -         62,590        (12,470)         477,606       137,110      (42,110)         160,912

                  -        742,416     (7,188,758)     (17,812,263)      720,908        3,606        3,052,838
     -----------------------------------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------------------------------

         $4,075,725     $1,023,285    $(4,048,960)    $(14,377,164)   $1,578,476      $23,234       $4,039,138
     ===========================================================================================================





                        Principal Life Insurance Company
                               Separate Account B

                       Statements of Changes in Net Assets

                     Years ended December 31, 2000 and 1999

                                                                                                               AIM V.I.
                                                                              Aggressive       AIM V.I.       Growth and
                                                                                Growth          Growth          Income
                                                              Combined         Division        Division (2)    Division (2)
                                                          ------------------------------------------------------------------
                                                          ------------------------------------------------------------------

Net assets at January 1, 1999                               $1,802,066,116    $208,438,611  $           -   $            -
Increase (decrease) in net assets
Operations:
   Net investment income (loss)                                124,417,899      17,469,610        305,283           91,785
   Net realized gains (losses) on investments                   22,090,229       3,196,766          6,593              573
   Change in net unrealized appreciation or depreciation
     of investments                                             63,116,910      68,126,668      1,023,211        2,234,269
                                                          ------------------------------------------------------------------
                                                          ------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                  209,625,038      88,793,044      1,335,087        2,326,627
Changes from principal transactions:
   Purchase payments, less sales charges, per payment
     fees and applicable premium taxes                         910,344,713     101,064,152     11,334,680       16,624,717
   Contract terminations                                      (141,526,084)    (15,104,428)      (106,201)        (141,058)
   Death benefit payments                                      (10,198,348)       (983,013)             -                -
   Flexible withdrawal option payments                         (21,852,225)     (1,779,766)       (15,533)         (59,632)
   Transfer payments to other contracts                       (477,791,128)    (34,493,650)      (681,510)        (673,824)
   Annuity payments                                                (49,404)              -              -                -
                                                          ------------------------------------------------------------------
                                                          ------------------------------------------------------------------
Increase (decrease) in net assets from principal
   transactions                                                258,927,524      48,703,295     10,531,436       15,750,203
                                                          ------------------------------------------------------------------
                                                          ------------------------------------------------------------------
Total increase (decrease)                                      468,552,562     137,496,339     11,866,523       18,076,830
                                                          ------------------------------------------------------------------
                                                          ------------------------------------------------------------------
Net assets at December 31, 1999                              2,270,618,678     345,934,950     11,866,523       18,076,830
Increase (decrease) in net assets
Operations:
   Net investment income (loss)                                147,553,172       6,587,388        868,844          888,889
   Net realized gains (losses) on investments                    7,122,506       2,428,024       (103,108)          (9,700)
   Change in net unrealized appreciation or depreciation
     of investments                                           (273,766,419)    (60,017,077)   (12,885,711)      (9,224,554)
                                                          ------------------------------------------------------------------
                                                          ------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                 (119,090,741)    (51,001,665)   (12,119,975)      (8,345,365)
Changes from principal transactions:
   Purchase payments, less sales charges, per payment
     fees and applicable premium taxes                       1,145,364,346     104,870,218     47,269,828       42,953,169
   Contract terminations                                      (216,507,026)    (22,256,584)    (1,626,413)      (1,653,851)
   Death benefit payments                                       (9,202,215)     (1,593,745)      (167,587)        (207,399)
   Flexible withdrawal option payments                         (31,546,633)     (3,458,829)      (441,924)        (826,062)
   Transfer payments to other contracts                       (711,135,555)    (35,361,616)    (3,372,054)      (2,701,266)
   Annuity payments                                                (43,455)              -              -                -
                                                          ------------------------------------------------------------------
                                                          ------------------------------------------------------------------
Increase (decrease) in net assets from principal
   transactions                                                176,929,462      42,199,444     41,661,850       37,564,591
                                                          ------------------------------------------------------------------
                                                          ------------------------------------------------------------------
Total increase (decrease)                                       57,838,721      (8,802,221)    29,541,875       29,219,226
                                                          ------------------------------------------------------------------
                                                          ------------------------------------------------------------------
Net assets at December 31, 2000                             $2,328,457,399    $337,132,729    $41,408,398      $47,296,056
                                                          ==================================================================

(1)  Commenced operations April 30, 1999.
(2)  Commenced operations July 30, 1999.

See accompanying notes.




                        American
                       Century VP
    AIM V.I.            Income &        Asset                                                              Capital
     Value               Growth      Allocation       Balanced        Blue Chip                            Value
   Division (2)        Division(1)    Division        Division       Division (1)     Bond Division       Division
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

$                -  $           -      $62,782,299       $187,623,872 $              -    $116,981,771      $358,359,614


        151,882            (1,081)         6,491,639      11,885,377          7,230         6,659,296         41,766,899
            891              (497)           481,462       1,484,227          2,512          (108,685)         4,658,058

      1,085,598            27,051          4,561,739     (11,427,368)        53,613       (11,364,679)       (67,359,377)
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
      1,238,371            25,473         11,534,840       1,942,236         63,355        (4,814,068)       (20,934,420)



     13,050,220           524,993         14,766,942      53,940,183      1,333,008        42,269,162         78,514,936
        (63,264)           (1,423)        (3,022,661)    (14,926,025)        (3,596)       (7,755,652)       (27,487,047)
              -                 -           (516,925)     (1,306,378)             -        (1,261,033)        (1,652,461)
        (34,809)           (2,610)          (881,819)     (2,961,604)       (51,191)       (2,492,384)        (3,352,498)
       (920,892)          (66,849)        (7,591,459)    (26,906,869)       (78,337)      (24,472,185)       (46,670,241)
              -                 -                  -               -              -                 -            (49,404)
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

     12,031,255           454,111          2,754,078       7,839,307      1,199,884         6,287,908           (696,715)
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
     13,269,626           479,584         14,288,918       9,781,543      1,263,239         1,473,840        (21,631,135)
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
     13,269,626           479,584         77,071,217     197,405,415      1,263,239        118,455,611       336,728,479


      1,110,807            (5,492)         7,924,144      (2,143,332)        (7,341)       (1,365,874)         1,874,331
        (53,182)           (2,099)           358,250         (71,874)       (22,759)       (1,795,961)       (10,224,363)

     (7,180,684)         (135,998)        (8,349,283)        (31,802)      (120,681)        9,947,748          7,050,125
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

     (6,123,059)         (143,589)           (66,889)     (2,247,008)      (150,781)        6,785,913         (1,299,907)


     32,807,410         1,149,041         24,836,845      35,101,818        549,421        23,969,093         61,492,346
     (1,203,921)         (117,673)        (3,927,045)    (18,261,255)      (706,474)       (7,869,244)       (39,105,103)
       (104,906)                -           (553,753)       (715,587)             -          (667,076)        (1,190,364)
       (498,285)           (7,818)        (1,400,943)     (3,120,761)        (5,680)       (2,968,958)        (3,270,067)
     (3,991,968)          (44,086)        (6,599,958)    (52,522,237)       (33,830)      (30,557,401)       (99,488,330)
              -                 -                  -               -              -                 -            (43,455)
--------------------------------------------------------------------------------------------------------------------------

     27,008,330           979,464         12,355,146     (39,518,022)      (196,563)      (18,093,586)       (81,604,973)
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
     20,885,271           835,875         12,288,257     (41,765,030)      (347,344)      (11,307,673)       (82,904,880)
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
    $34,154,897        $1,315,459        $89,359,474    $155,640,385    $   915,895       $107,147,938      $253,823,599
==========================================================================================================================




                        Principal Life Insurance Company
                               Separate Account B

                 Statements of Changes in Net Assets (continued)

                     Years ended December 31, 2000 and 1999

                                                 Fidelity VIP II  Fidelity VIP     Government
                                                   Contrafund        Growth        Securities   Growth Division  International
                                                  Division (2)    Division (2)      Division                       Division
                                                --------------------------------------------------------------------------------
                                                --------------------------------------------------------------------------------

Net assets at January 1, 1999                   $             -  $             -   $136,640,443    $253,463,838    $144,595,446
Increase (decrease) in net assets
Operations:
   Net investment income (loss)                         (37,108)         (35,699)     6,826,448        (517,149)     20,006,163
   Net realized gains (losses) on investments             1,648            5,275        484,422       4,769,748       1,999,070
   Change in net unrealized appreciation or
     depreciation of investments                      1,757,647        1,959,683     (9,574,634)     37,519,367      13,548,007
                                                --------------------------------------------------------------------------------
                                                --------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                    1,722,187        1,929,259     (2,263,764)     41,771,966      35,553,240
Changes from principal transactions:
   Purchase payments, less sales charges, per
     payment fees and applicable premium taxes       14,931,250       16,698,633     47,743,208      91,335,475      34,132,051
   Contract terminations                                (61,565)        (125,229)   (10,465,377)    (19,217,469)    (10,091,869)
   Death benefit payments                                     -                -     (1,341,588)     (1,006,757)       (525,124)
   Flexible withdrawal option payments                  (24,879)         (26,375)    (2,664,620)     (2,479,569)     (1,246,885)
   Transfer payments to other contracts                (343,754)      (1,026,346)   (33,179,720)    (30,617,567)    (19,753,809)
   Annuity payments                                           -                -              -               -               -
                                                --------------------------------------------------------------------------------
                                                --------------------------------------------------------------------------------
Increase (decrease) in net assets from
   principal transactions                            14,501,052       15,520,683         91,903      38,014,113       2,514,364
                                                --------------------------------------------------------------------------------
                                                --------------------------------------------------------------------------------
Total increase (decrease)                            16,223,239       17,449,942     (2,171,861)     79,786,079      38,067,604
                                                --------------------------------------------------------------------------------
                                                --------------------------------------------------------------------------------
Net assets at December 31, 1999                      16,223,239       17,449,942    134,468,582     333,249,917     182,663,050
Increase (decrease) in net assets
Operations:
   Net investment income (loss)                       2,394,653        2,322,789     (1,594,732)     65,439,286       5,875,569
   Net realized gains (losses) on investments           (27,212)         (37,583)      (676,568)      8,838,623       1,362,267
   Change in net unrealized appreciation or
     depreciation of investments                     (5,301,550)      (9,832,466)    13,406,520    (109,896,709)    (25,466,743)
                                                --------------------------------------------------------------------------------
                                                --------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                   (2,934,109)      (7,547,260)    11,135,220     (35,618,800)    (18,228,907)
Changes from principal transactions:
   Purchase payments, less sales charges, per
     payment fees and applicable premium taxes       31,617,309       48,488,430     33,251,666      85,767,869      58,916,121
   Contract terminations                             (1,040,961)      (2,430,443)   (13,838,170)    (36,179,939)    (17,195,738)
   Death benefit payments                              (101,338)        (178,983)      (745,044)     (1,223,354)       (415,912)
   Flexible withdrawal option payments                 (418,064)        (609,849)    (3,005,162)     (3,260,702)     (1,700,001)
   Transfer payments to other contracts              (2,447,052)      (3,447,329)   (37,646,970)    (62,692,390)    (30,948,310)
   Annuity payments                                           -                -              -               -               -
                                                --------------------------------------------------------------------------------
                                                --------------------------------------------------------------------------------
Increase (decrease) in net assets from
   principal transactions                            27,609,894       41,821,826    (21,983,680)    (17,588,516)      8,656,160
                                                --------------------------------------------------------------------------------
                                                --------------------------------------------------------------------------------
Total increase (decrease)                            24,675,785       34,274,566    (10,848,460)    (53,207,316)     (9,572,747)
                                                --------------------------------------------------------------------------------
                                                --------------------------------------------------------------------------------
Net assets at December 31, 2000                     $40,899,024      $51,724,508   $123,620,122    $280,042,601    $173,090,303
                                                ================================================================================

(1)      Commenced operations April 30, 1999.
(2)      Commenced operations July 30, 1999.
(3)      Commenced operations November 27, 2000.
(4) Represented the operations of the Stock Index 500 Division until November 27, 2000 name change to LargeCap Stock Index Division.

See accompanying notes.



 International                    Janus Aspen                    LargeCap
    Emerging     International     Aggressive      LargeCap       Growth         LargeCap
    Markets         SmallCap        Growth          Growth        Equity        Stock Index       MicroCap       MidCap
  Division (3)      Division      Division(3)     Division (1)   Division(3)    Division(1)(4)    Division      Division
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

$           -     $  3,758,570  $           -   $           - $           -   $            -     $1,145,974    $232,733,374


            -          749,029              -            (786)            -          248,913        (18,125)      8,406,833
            -          155,306              -            (259)            -            4,053        (21,284)      4,548,722

            -        6,340,627              -          67,226             -        1,978,085        (16,637)     10,460,479
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

            -        7,244,962              -          66,181             -        2,231,051        (56,046)     23,416,034


            -       13,166,004              -         375,030             -       28,866,212      1,266,131      35,597,163
            -         (183,916)             -          (3,596)            -         (363,196)       (34,951)    (16,031,613)
            -          (45,140)             -               -             -                -         (1,942)       (831,361)
            -          (74,313)             -            (687)            -         (160,894)        (3,256)     (1,703,550)
            -       (2,452,823)             -         (21,685)            -       (1,904,637)      (386,052)    (42,999,839)
                             -              -               -             -                -              -               -
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

            -       10,409,812              -         349,062             -       26,437,485        839,930     (25,969,200)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
            -       17,654,774              -         415,243             -       28,668,536        783,884      (2,553,166)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
            -       21,413,344              -         415,243             -       28,668,536      1,929,858     230,180,208


          161        1,785,890           (333)         (7,267)         (210)          84,225        (24,261)     42,151,833
       (1,000)       1,630,344              -          12,482            (3)          40,462         16,070       4,572,375

       (3,292)     (12,102,028)       (14,786)       (211,446)       (4,535)      (4,827,818)       251,342     (17,409,684)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

       (4,131)      (8,685,794)       (15,119)       (206,231)       (4,748)      (4,703,131)       243,151      29,314,524


      221,525       46,172,948        868,482       1,516,266       344,901       27,990,373      3,224,571      53,723,271
            -       (1,838,487)             -        (132,568)            -       (2,230,107)      (128,321)    (22,094,156)
            -          (88,215)             -               -             -          (60,231)       (27,362)       (609,975)
            -         (479,561)        (1,382)         (3,778)            -         (538,531)       (39,137)     (2,020,092)
      (26,411)     (13,743,344)             -         (27,396)            -       (4,305,932)      (604,485)    (39,150,580)
            -                -              -               -             -                -              -               -
----------------------------------------------------------------------------------------------------------------------------

      195,114       30,023,341        867,100       1,352,524       344,901       20,855,572      2,425,266     (10,151,532)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
      190,983       21,337,547        851,981       1,146,293       340,153       16,152,441      2,668,417      19,162,992
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
     $190,983      $42,750,891       $851,981      $1,561,536      $340,153      $44,820,977     $4,598,275    $249,343,200
============================================================================================================================




                        Principal Life Insurance Company
                               Separate Account B

                 Statements of Changes in Net Assets (continued)

                     Years ended December 31, 2000 and 1999


                                                                    MidCap       MidCap        MidCap           Money
                                                                    Growth    Growth Equity     Value           Market
                                                                   Division    Division(3)    Division (1)     Division
                                                                ------------------------------------------------------------
                                                                ------------------------------------------------------------

Net assets at January 1, 1999                                     $  3,388,971$           -   $           -   $  73,597,012
Increase (decrease) in net assets
Operations:
   Net investment income (loss)                                        (56,172)           -          3,449        2,441,094
   Net realized gains (losses) on investments                           29,979            -            (55)               -
   Change in net unrealized appreciation or depreciation of
     investments                                                       706,786            -         18,087                -
                                                                ------------------------------------------------------------
                                                                ------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations        680,593            -         21,481        2,441,094
Changes from principal transactions:
   Purchase payments, less sales charges, per payment fees and
     applicable premium taxes                                        5,299,244            -        199,655      238,793,125
   Contract terminations                                              (125,252)           -              -      (15,296,261)
   Death benefit payments                                              (60,684)           -              -         (340,462)
   Flexible withdrawal option payments                                 (41,920)           -         (1,137)      (1,358,192)
   Transfer payments to other contracts                             (1,187,246)           -        (19,648)    (191,865,621)
   Annuity payments                                                          -            -              -                -
                                                                ------------------------------------------------------------
                                                                ------------------------------------------------------------
Increase (decrease) in net assets from principal transactions        3,884,142            -        178,870       29,932,589
                                                                ------------------------------------------------------------
                                                                ------------------------------------------------------------
Total increase (decrease)                                            4,564,735            -        200,351       32,373,683
                                                                ------------------------------------------------------------
                                                                ------------------------------------------------------------
Net assets at December 31, 1999                                      7,953,706            -        200,351      105,970,695
Increase (decrease) in net assets
Operations:
   Net investment income (loss)                                      1,340,334         (575)        42,097        4,075,725
   Net realized gains (losses) on investments                          103,581            -          1,802                -
   Change in net unrealized appreciation or depreciation of
     investments                                                      (951,039)     (14,193)        41,178                -
                                                                ------------------------------------------------------------
                                                                ------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations        492,876      (14,768)        85,077        4,075,725
Changes from principal transactions:
   Purchase payments, less sales charges, per payment fees and
     applicable premium taxes                                       12,371,933      982,051        185,883      260,447,944
   Contract terminations                                              (446,332)           -         (4,111)     (17,114,331)
   Death benefit payments                                              (43,008)           -              -         (297,270)
   Flexible withdrawal option payments                                (123,260)      (2,400)        (1,800)      (1,830,021)
   Transfer payments to other contracts                             (2,430,465)          (1)        (2,747)    (255,146,359)
   Annuity payments                                                          -            -              -                -
                                                                ------------------------------------------------------------
                                                                ------------------------------------------------------------
Increase (decrease) in net assets from principal transactions        9,328,868      979,650        177,225      (13,940,037)
                                                                ------------------------------------------------------------
                                                                ------------------------------------------------------------
Total increase (decrease)                                            9,821,744      964,882        262,302       (9,864,312)
                                                                ------------------------------------------------------------
                                                                ------------------------------------------------------------
Net assets at December 31, 2000                                    $17,775,450     $964,882       $462,653    $  96,106,383
                                                                ============================================================

(1)  Commenced operations April 30, 1999.
(3)  Commenced operations November 27, 2000.
(5) Represented the operations of the Templeton VP Stock Division until becoming the Templeton Growth Securities Division on May 1, 2000 following a merger of the underlying investment companies.

See accompanying notes.



                                                                          Templeton
                                              SmallCap      SmallCap        Growth
            Real Estate       SmallCap         Growth         Value        Securities         Utilities
              Division        Division        Division       Division     Division(1)(5)      Division
          ------------------------------------------------------------------------------------------------
          ------------------------------------------------------------------------------------------------

              $1,812,711    $  3,635,355    $  3,200,338      $2,578,984  $           -    $  7,328,933


                  87,852       1,064,993         146,257         (16,771)          (539)        291,297
                 (22,348)        181,690         159,077          28,958           (696)         45,023

                (203,890)      2,055,517       8,873,343         830,881         22,665        (187,054)
          ------------------------------------------------------------------------------------------------
          ------------------------------------------------------------------------------------------------
                (138,386)      3,302,200       9,178,677         843,068         21,430         149,266


               1,050,155      10,140,290      19,156,102       2,804,702        233,152      15,134,138
                 (51,913)       (194,731)       (206,447)        (66,861)        (1,423)       (393,060)
                  (1,942)        (72,373)       (142,968)              -              -        (108,197)
                 (39,089)        (55,329)        (61,773)        (31,699)          (687)       (245,525)
                (346,649)     (2,492,320)     (3,396,094)       (699,260)       (23,075)     (2,519,167)
                       -               -               -               -              -               -
          ------------------------------------------------------------------------------------------------
          ------------------------------------------------------------------------------------------------
                 610,562       7,325,537      15,348,820       2,006,882        207,967      11,868,189
          ------------------------------------------------------------------------------------------------
          ------------------------------------------------------------------------------------------------
                 472,176      10,627,737      24,527,497       2,849,950        229,397      12,017,455
          ------------------------------------------------------------------------------------------------
          ------------------------------------------------------------------------------------------------
               2,284,887      14,263,092      27,727,835       5,428,934        229,397      19,346,388


                 218,279       3,152,268       2,957,493         720,458         61,738         825,388
                  62,590         (12,470)        477,606         137,110        (42,110)        160,912

                 742,416      (7,188,758)    (17,812,263)        720,908          3,606       3,052,838
          ------------------------------------------------------------------------------------------------
          ------------------------------------------------------------------------------------------------
               1,023,285      (4,048,960)    (14,377,164)      1,578,476         23,234       4,039,138


               6,562,647      16,654,649      62,638,677       4,075,512        775,245      13,566,884
                (121,741)       (962,669)     (2,673,304)       (178,663)       (55,122)     (1,114,300)
                       -         (58,459)        (71,118)              -              -         (81,529)
                 (79,625)       (273,401)       (558,626)        (82,999)        (3,258)       (515,657)
              (2,283,276)     (2,662,094)    (12,692,326)     (1,431,180)      (459,020)     (4,315,142)
                       -               -               -               -              -               -
          ------------------------------------------------------------------------------------------------
          ------------------------------------------------------------------------------------------------
               4,078,005      12,698,026      46,643,303       2,382,670        257,845       7,540,256
          ------------------------------------------------------------------------------------------------
          ------------------------------------------------------------------------------------------------
               5,101,290       8,649,066      32,266,139       3,961,146        281,079      11,579,394
          ------------------------------------------------------------------------------------------------
          ------------------------------------------------------------------------------------------------
              $7,386,177     $22,912,158     $59,993,974      $9,390,080       $510,476     $30,925,782
          ================================================================================================





                        Principal Life Insurance Company
                               Separate Account B

                          Notes to Financial Statements

                                December 31, 2000

1. Investment and Accounting Policies

Principal Life Insurance Company Separate Account B (Separate Account B) is a segregated investment account of Principal Life Insurance Company (Principal
Life) and is registered under the Investment Company Act of 1940 as a unit investment trust, with no stated limitations on the number of authorized units. As directed by eligible contractholders, each division of Separate Account B invests exclusively in shares representing interests in a corresponding investment option. As of December 31, 2000, contractholder investment options include the following open-end management investment companies:

   Principal Variable Contracts Fund, Inc. (5)          Principal Variable Contracts Fund, Inc. (5)
     Aggressive Growth Account                            (continued):
     Asset Allocation Account                             Real Estate Account
     Balanced Account                                     SmallCap Account
     Blue Chip Account (1)                                Small Cap Growth Account
     Bond Account                                         SmallCap Value Account
     Capital Value Account                                Utilities Account
     Government Securities Account                      AIM V.I. Growth Fund (2)
     Growth Account                                     AIM V.I. Growth and Income Fund (2)
     International Account                              AIM V.I. Value Fund (2)
     International Emerging Markets                     American Century Variable Portfolios Inc.:
       Account  (4)                                       VP  Income  &  Growth  (1)
     International  SmallCap  Account                   Fidelity Variable Insurance Products
     LargeCap Growth Account (1)                          Fund II:
     LargeCap Growth Equity Account (4)                   Fidelity VIP II Contrafund Portfolio (2)
     LargeCap Stock Index Account (1),                  Fidelity Variable  Insurance Products Fund:
       formerly the Stock Index 500 Account             Fidelity VIP Growth Portfolio (2)
       until November 27, 2000 name change              Janus Aspen Aggressive Growth Portfolio
     MicroCap Account                                     Service Shares (4)
     MidCap Account                                     Franklin Templeton Variable Insurance Products
     MidCap Growth Account                                Series Trust:
     MidCap Growth Equity Account (4)                       Templeton Growth Securities Fund Class 2 (3)
     MidCap Value Account (1)
     Money Market Account

(1) Additional investment option available to contractholders as of April 30, 1999.
(2) Additional investment option available to contractholders as of July 30, 1999.
(3)    Effective  May 1, 2000,  the  Templeton  Variable  Products  Series Fund:
       Templeton Stock Fund Class 2 (which was an additional investment option available to contractholders as of April 30, 1999) merged with the Franklin Templeton Variable Insurance Products Series Trust: Templeton Growth Securities Fund Class 2. The reorganization provided that shares of the Templeton Stock Fund held by Separate Account B were exchanged for shares equal in fair value of the Templeton Growth Securities Fund.
(4) Additional investment option available to contractholders as of November 27, 2000.
(5)  Organized by Principal Life Insurance Company.



                        Principal Life Insurance Company
                               Separate Account B

                    Notes to Financial Statements (continued)




1. Investment and Accounting Policies (continued)

Investments are stated at the closing net asset values per share on December 31, 2000.

The average cost method is used to determine realized gains and losses on investments. Dividends are taken into income on an accrual basis as of the ex-dividend date.

Separate Account B supports the following variable annuity contracts of Principal Life: Bankers Flexible Annuity Contracts; Pension Builder Plus Contracts; Pension Builder Plus - Rollover IRA Contracts; Personal Variable Contracts; Premier Variable Contracts; and The Principal Variable Annuity. On April 30, 1999, Principal Life introduced a new product, Principal Freedom Variable Annuity, which invests in Separate Account B. Principal Life no longer accepts contributions for Bankers Flexible Annuity Contracts, Pension Builder Plus Contracts and Pension Builder Plus-Rollover IRA Contracts. Contractholders are being given the option of withdrawing their funds or transferring to another contract. Contributions to the Personal Variable contracts are no longer accepted from new customers, only from existing customers beginning January 1, 1998.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements and accompanying notes of Separate Account B requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.


2. Expenses

Principal Life is compensated for the following expenses:

Bankers Flexible Annuity Contracts - Mortality and expense risks assumed by Principal Life are compensated for by a charge equivalent to an annual rate of 0.48% of the asset value of each contract. An annual administration charge of $7 for each participant's account is deducted as compensation for administrative expenses. The mortality and expense risk and annual administration charges amounted to $24,413 and $756, respectively, during the year ended December 31, 2000.



                        Principal Life Insurance Company
                               Separate Account B

                    Notes to Financial Statements (continued)




2. Expenses (continued)

Pension Builder Plus and Pension Builder Plus - Rollover IRA Contracts - Mortality and expense risks assumed by Principal Life are compensated for by a charge equivalent to an annual rate of 1.4965% (1.0001% for a Rollover Individual Retirement Annuity) of the asset value of each contract. A contingent sales charge of up to 7% may be deducted from withdrawals made during the first 10 years of a contract, except for death or permanent disability. An annual administration charge will be deducted ranging from a minimum of $25 to a maximum of $275 depending upon a participant's investment account values and the number of participants under the retirement plan and their participant investment account value. The charges for mortality and expense risks and annual administration amounted to $105,771 and $21,217, respectively, during the year ended December 31, 2000. There were no contingent sales charges during the year ended December 31, 2000.

Personal Variable Contracts - Mortality and expense risks assumed by Principal Life are compensated for by a charge equivalent to an annual rate of 0.64% of the asset value of each contract. A contingent sales charge of up to 5% may be deducted from withdrawals from an investment account during the first seven years from the date the first contribution which relates to such participant is accepted by Principal Life. This charge does not apply to withdrawals made from investment accounts which correlate to a plan participant as a result of the plan participant's death or permanent disability. An annual administration charge of $34 for each participant's account plus 0.35% of the annual average balance of investment account values which correlate to a plan participant will be deducted on a quarterly basis. The charges for mortality and expense risks, contingent sales and annual administration amounted to $236,324, $62,505 and $94,576, respectively, during the year ended December 31, 2000.

Premier Variable Contracts - Mortality and expense risks assumed by Principal Life are compensated for by a charge equivalent to an annual rate of 0.42% of the asset value of each contract. The Contractholder must also pay contract administration charges. The annual charge ranges from a minimum charge of $2,150 to $7,725 plus .03% of account values greater than $30,000,000. The amount varies by Plan document and account balance of contract. Recordkeeping charges are also paid by the Contractholder. The annual charge ranges from $2,250 to $25,316 plus $10 per participant. The amount varies by total plan participants. The charges for mortality expense risks and annual administration amounted to $905,382 and $15,434, respectively, during the year ended December 31, 2000. There were no contingent sales charges provided for in these contracts.



                        Principal Life Insurance Company
                               Separate Account B

                    Notes to Financial Statements (continued)




2. Expenses (continued)

The Principal Variable Annuity - Mortality and expense risks assumed by Principal Life are compensated for by a charge equivalent to an annual rate of 1.25% of the asset value of each contract. A contingent sales charge of up to 6% may be deducted from the withdrawals made during the first six years of a contract, except for death, annuitization, permanent disability, confinement in a health care facility, or terminal illness. An annual administration charge of the lessor of two percent of the accumulated value or $30 is deducted at the end of the contract year. Principal Life reserves the right to charge an additional administrative fee of up to 0.15% of the asset value of each Division. This fee is currently being waived. The mortality expense risks, contingent sales, and annual administration amounted to $25,880,811, $3,310,934 and $624,803, respectively, during the year ended December 31, 2000. Effective November 27, 2000, Principal Life added a purchase payment credit rider to the contract, at an annual rate of .6%. For electing participants, the rider is deducted from the daily unit value. The Separate Account B rider charges were $2,158 during the year ended December 31, 2000.

Principal Freedom Variable Annuity (beginning in 1999) - Mortality and expenses risk assumed by Principal Life are compensated for by a charge equivalent to an annual rate of 0.85% of the asset value of each contract. A contingent sales charge up to 6% may be deducted from the withdrawals made during the first six years of a contract, except for death, annuitization, permanent disability, confinement in a health facility, or terminal illness. Principal Life reserves the right to charge an additional administrative fee of up to 0.15% of the asset value of each Division. The mortality expense risk and contingent sales charges amounted to $127,940 and $2,319, respectively, during the year ended December 31, 2000.


3. Federal Income Taxes

The operations of Separate Account B are a part of the operations of Principal Life. Under current practice, no federal income taxes are allocated by Principal Life to the operations of Separate Account B.



                        Principal Life Insurance Company
                               Separate Account B

                    Notes to Financial Statements (continued)




4. Purchases and Sales of Investments

The aggregate units and cost of purchases and proceeds from sales of investments were as follows:

                                                            Year ended December 31, 2000
                                           ----------------------------------------------------------------
                                           ----------------------------------------------------------------
                                                Units          Amount           Units          Amount
                                              Purchased       Purchased       Redeemed        Redeemed
                                           ----------------------------------------------------------------
                                           ----------------------------------------------------------------
   Aggressive Growth Division:
     The Principal Variable Annuity             2,686,750   $   116,935,728     1,639,814   $  68,148,896
     The Principal Variable Annuity with
       Purchase Credit Rider                       13,951                 -             -               -
                                           ----------------------------------------------------------------
                                           ----------------------------------------------------------------
                                                                116,935,728     1,639,814      68,148,896
   AIM V.I. Growth Division:
     The Principal Variable Annuity             3,783,560        48,642,116       474,664       6,111,422
     The Principal Variable Annuity with
       Purchase Credit Rider                       25,451                 -             -               -
                                           ----------------------------------------------------------------
                                           ----------------------------------------------------------------
                                                                 48,642,116       474,664       6,111,422
   AIM V.I. Growth and Income Division:
     The Principal Variable Annuity             3,551,446        44,393,906       459,198       5,940,426
     The Principal Variable Annuity with
       Purchase Credit Rider                       45,789                 -             -               -
                                           ----------------------------------------------------------------
                                           ----------------------------------------------------------------
                                                                 44,393,906       459,198       5,940,426
   AIM V.I. Value Division:
     The Principal Variable Annuity             2,869,762        34,337,467       532,288       6,218,330
     The Principal Variable Annuity with
       Purchase Credit Rider                       21,268                 -             -               -
                                           ----------------------------------------------------------------
                                           ----------------------------------------------------------------
                                                                 34,337,467       532,288       6,218,330
   American Century VP Income & Growth
     Division:
       Principal Freedom Variable Annuity
                                                  106,651         1,152,525        16,219         178,553

   Asset Allocation Division:
     The Principal Variable Annuity             1,217,261        33,952,890       625,679      13,673,600
     The Principal Variable Annuity with
       Purchase Credit Rider                       16,320                 -             -               -
                                           ----------------------------------------------------------------
                                           ----------------------------------------------------------------
                                                                 33,952,890       625,679      13,673,600
   Balanced Division:
     Personal Variable                          2,627,311         4,730,321     3,027,826       5,497,701
     Premier Variable                          10,091,497        18,271,289    13,546,372      24,663,560
     The Principal Variable Annuity               679,605        12,100,208     2,547,657      46,601,911
     The Principal Variable Annuity with
       Purchase Credit Rider                        6,180                 -             -               -
                                           ----------------------------------------------------------------
                                                                 35,101,818    19,121,855      76,763,172




                        Principal Life Insurance Company
                               Separate Account B

                    Notes to Financial Statements (continued)



4. Purchases and Sales of Investments (continued)

                                                            Year ended December 31, 2000
                                           ----------------------------------------------------------------
                                           ----------------------------------------------------------------
                                                Units          Amount           Units          Amount
                                              Purchased       Purchased       Redeemed        Redeemed
                                           ----------------------------------------------------------------
   Blue Chip Division:
     Principal Freedom Variable Annuity            53,997 $         554,190        76,318  $      758,094

   Bond Division:
     Personal Variable                            952,879         1,371,389     1,147,589       1,658,608
     Premier Variable                           3,828,249         5,578,810     5,020,613       7,361,171
     Principal Freedom Variable Annuity           126,145         1,226,914        33,841         346,399
     The Principal Variable Annuity             1,129,449        15,791,978     2,392,267      34,062,374
     The Principal Variable Annuity with
       Purchase Credit Rider                       12,340                 -             -               -
                                           ----------------------------------------------------------------
                                                                 23,969,091     8,594,310      43,428,552
   Capital Value Division:
     Bankers Flexible Annuity                           -           103,210        39,228       1,155,096
     Pension Builder Plus                           1,377           105,181       276,623       1,548,846
     Pension Builder - Rollover                     1,113            26,756        45,806         278,781
     Personal Variable                          3,448,543         8,578,325     4,365,173      10,688,069
     Premier Variable                          13,229,556        33,523,898    19,897,595      49,487,857
     Principal Freedom Variable Annuity           107,949           964,261        32,703         287,441
     The Principal Variable Annuity               917,684        23,471,036     3,846,678      83,057,217
     The Principal Variable Annuity with
       Purchase Credit Rider                       10,471                 -             -               -
                                           ----------------------------------------------------------------
                                                                 66,772,667    28,503,806     146,503,307
   Fidelity VIP II Contrafund Division:
     The Principal Variable Annuity             2,850,990        34,454,086       370,413       4,449,539
     The Principal Variable Annuity with
       Purchase Credit Rider                       13,731                 -             -               -
                                           ----------------------------------------------------------------
                                           ----------------------------------------------------------------
                                                                 34,454,086       370,413       4,449,539
   Fidelity VIP Growth Division:
     The Principal Variable Annuity             3,956,290        51,430,961       560,547       7,286,346
     The Principal Variable Annuity with
       Purchase Credit Rider                       26,928                 -             -               -
                                           ----------------------------------------------------------------
                                           ----------------------------------------------------------------
                                                                 51,430,961       560,547       7,286,346
   Government Securities Division:
     Pension Builder Plus                             812             1,755        97,079         219,338
     Pension Builder - Rollover IRA                     -                 -         5,402          13,396
     Personal Variable                          2,129,726         3,335,875     2,391,404       3,770,968
     Premier Variable                           5,630,583         8,975,946     7,748,083      12,375,585
     The Principal Variable Annuity             1,453,550        20,938,092     2,812,015      40,450,793
     The Principal Variable Annuity with
       Purchase Credit Rider                       22,955                 -             -               -
                                           ----------------------------------------------------------------
                                                9,237,626        33,251,668    13,053,983      56,830,080




                        Principal Life Insurance Company
                               Separate Account B

                    Notes to Financial Statements (continued)




4. Purchases and Sales of Investments (continued)

                                                            Year ended December 31, 2000
                                           ----------------------------------------------------------------
                                           ----------------------------------------------------------------
                                                Units          Amount           Units          Amount
                                              Purchased       Purchased       Redeemed        Redeemed
                                           ----------------------------------------------------------------
   Growth Division:
     Personal Variable                          3,485,394  $     10,252,288     3,795,981  $    9,569,220
     Premier Variable                          17,204,627        55,035,360    17,057,869      43,375,796
     The Principal Variable Annuity             1,333,899        90,044,840     2,062,162      54,536,701
     The Principal Variable Annuity with
       Purchase Credit Rider                       15,875                 -             -               -
                                           ----------------------------------------------------------------
                                               22,039,795       155,332,488    22,916,012     107,481,717
   International Division:
     Personal Variable                          2,145,982         4,439,826     2,217,539       4,434,999
     Premier Variable                           8,567,515        18,398,904     8,808,757      17,806,230
     Principal Freedom Variable Annuity            44,926           556,772        11,913         142,273
     The Principal Variable Annuity             1,879,236        43,726,522     1,470,338      30,206,793
     The Principal Variable Annuity with
       Purchase Credit Rider                       21,679                 -             -               -
                                           ----------------------------------------------------------------
                                                                 67,122,024    12,508,547      52,590,295
   International Emerging Markets Division:
     The Principal Variable Annuity                12,074           221,819         2,725          26,543
     The Principal Variable Annuity with
       Purchase Credit Rider                        9,930                 -             -               -
                                           ----------------------------------------------------------------
                                           ----------------------------------------------------------------
                                                                    221,819         2,725          26,543
   International SmallCap Division:
     The Principal Variable Annuity             2,483,111        48,528,999       907,453      16,719,768
     The Principal Variable Annuity with
       Purchase Credit Rider                       24,574                 -             -               -
                                           ----------------------------------------------------------------
                                           ----------------------------------------------------------------
                                                                 48,528,999       907,453      16,719,768
   Janus Aspen Aggressive Growth Division:
     The Principal Variable Annuity                70,375           868,483           146           1,716
     The Principal Variable Annuity with
       Purchase Credit Rider                       21,111                 -             -               -
                                           ----------------------------------------------------------------
                                           ----------------------------------------------------------------
                                                                    868,483           146           1,716
   LargeCap Growth Division:
     Principal Freedom Variable Annuity            67,078           930,293        12,035         170,654
     The Principal Variable Annuity                34,014           585,973             -             356
     The Principal Variable Annuity with
       Purchase Credit Rider                       24,526                 -             -               -
                                           ----------------------------------------------------------------
                                                                  1,516,266        12,035         171,010






                        Principal Life Insurance Company
                               Separate Account B

                    Notes to Financial Statements (continued)




4. Purchases and Sales of Investments (continued)

                                                            Year ended December 31, 2000
                                           ----------------------------------------------------------------
                                           ----------------------------------------------------------------
                                                Units          Amount           Units          Amount
                                              Purchased       Purchased       Redeemed        Redeemed
                                           ----------------------------------------------------------------
   LargeCap Growth Equity Division:
     The Principal Variable Annuity                18,248 $         344,691             - $             -
     The Principal Variable Annuity with
       Purchase Credit Rider                       16,782                 -             -               -
                                           ----------------------------------------------------------------
                                           ----------------------------------------------------------------
                                                                    344,691             -               -
   LargeCap Stock Index Division:
     Principal Freedom Variable Annuity           250,155         2,770,480       120,977       1,330,503
     The Principal Variable Annuity             2,377,306        25,829,551       555,556       6,329,732
     The Principal Variable Annuity with
       Purchase Credit Rider                       15,960                 -             -               -
                                           ----------------------------------------------------------------
                                                                 28,600,031       676,533       7,660,235
   MicroCap Division:
     The Principal Variable Annuity               372,778         3,247,122        93,127         846,117
     The Principal Variable Annuity with
       Purchase Credit Rider                          959                 -             -               -
                                           ----------------------------------------------------------------
                                           ----------------------------------------------------------------
                                                                  3,247,122        93,127         846,117
   MidCap Division:
     Personal Variable                          2,444,915         6,418,797     2,622,234       5,985,354
     Premier Variable                           9,600,888        27,720,336     9,759,580      22,408,058
     Principal Freedom Variable Annuity            16,032           271,128         7,281          88,321
     The Principal Variable Annuity             1,156,375        64,478,730     1,608,053      38,406,957
     The Principal Variable Annuity with
       Purchase Credit Rider                        7,807                 -             -               -
                                           ----------------------------------------------------------------
                                                                 98,888,991    13,997,148      66,888,690
   MidCap Growth Division:
     Principal Freedom Variable Annuity            25,879           348,106         4,058          49,130
     The Principal Variable Annuity             1,065,087        13,537,821       272,400       3,167,594
     The Principal Variable Annuity with
       Purchase Credit Rider                       10,231                 -             -               -
                                           ----------------------------------------------------------------
                                                                 13,885,927       276,458       3,216,724
   MidCap Growth Equity Division:
     The Principal Variable Annuity                86,569           982,050           243           2,975
     The Principal Variable Annuity with
       Purchase Credit Rider                       13,022                 -             -               -
                                           ----------------------------------------------------------------
                                           ----------------------------------------------------------------
                                                                    982,050           243           2,975
   MidCap Value Division:
     Principal Freedom Variable Annuity            14,589           230,441           682          11,125




                        Principal Life Insurance Company
                               Separate Account B

                    Notes to Financial Statements (continued)



4. Purchases and Sales of Investments (continued)

                                                            Year ended December 31, 2000
                                           ----------------------------------------------------------------
                                           ----------------------------------------------------------------
                                                Units          Amount           Units          Amount
                                              Purchased       Purchased       Redeemed        Redeemed
                                           ----------------------------------------------------------------
   Money Market Division:
     Pension Builder Plus                           2,530 $          46,264        13,157 $        37,019
     Pension Builder - Rollover                        60             1,221         5,622          12,504
     Personal Variable                          6,518,390         8,993,824     6,351,692       8,652,181
     Premier Variable                          49,738,707        69,471,172    50,001,717      69,039,786
     Principal Freedom Variable Annuity           230,831         2,468,712       238,397       2,500,559
     The Principal Variable Annuity            13,743,676       184,853,234    15,423,936     195,456,687
     The Principal Variable Annuity with
       Purchase Credit Rider                      603,958                 -        70,391               -
                                           ----------------------------------------------------------------
                                                                265,834,427                   275,698,736
   Real Estate Division:
     The Principal Variable Annuity               627,210         6,834,302       245,817       2,538,019
     The Principal Variable Annuity with
       Purchase Credit Rider                       10,109                 -             -               -
                                           ----------------------------------------------------------------
                                           ----------------------------------------------------------------
                                                                  6,834,302       245,817       2,538,019
   SmallCap Division:
     Principal Freedom Variable Annuity            19,643           411,597         4,622          73,812
     The Principal Variable Annuity             1,380,754        19,699,023       338,240       4,186,513
     The Principal Variable Annuity with
       Purchase Credit Rider                        7,835                 -             -               -
                                           ----------------------------------------------------------------
                                                                 20,110,620       342,862       4,260,325
   SmallCap Growth Division:
     Principal Freedom Variable Annuity            20,077           398,439         9,277         153,220
     The Principal Variable Annuity             2,920,604        65,980,952       774,221      16,625,376
     The Principal Variable Annuity with
       Purchase Credit Rider                       21,904                 -             -               -
                                           ----------------------------------------------------------------
                                                                 66,379,391       783,498      16,778,596
   SmallCap Value Division:
     The Principal Variable Annuity               375,835         4,892,029       156,398       1,788,901
     The Principal Variable Annuity with
       Purchase Credit Rider                        2,520                 -             -               -
                                           ----------------------------------------------------------------
                                           ----------------------------------------------------------------
                                                                  4,892,029       156,398       1,788,901
   Templeton Growth Securities Division:
     Principal Freedom Variable Annuity            66,932           840,431        44,724         520,848

   Utilities Division:
     The Principal Variable Annuity             1,077,574        14,723,003       494,913       6,357,360
     The Principal Variable Annuity with
       Purchase Credit Rider                       15,897                 -             -               -
                                           ----------------------------------------------------------------
                                           ----------------------------------------------------------------
                                                                 14,723,003       494,913       6,357,360
                                           ----------------------------------------------------------------
                                              199,972,673    $1,324,332,648   199,593,327    $999,850,017
                                           ================================================================




                        Principal Life Insurance Company
                               Separate Account B

                    Notes to Financial Statements (continued)




4. Purchases and Sales of Investments (continued)

                                                            Year ended December 31, 1999
                                           ----------------------------------------------------------------
                                           ----------------------------------------------------------------
                                                Units          Amount           Units          Amount
                                              Purchased       Purchased       Redeemed        Redeemed
                                           ----------------------------------------------------------------
                                           ----------------------------------------------------------------
   Aggressive Growth Division:
     The Principal Variable Annuity             3,214,960   $   122,462,141     1,683,015   $  56,289,236

   AIM V.I. Growth Division:
     The Principal Variable Annuity             1,043,639        11,664,612        75,317         827,893

   AIM V.I. Growth and Income Division:
     The Principal Variable Annuity             1,576,345        16,755,376        82,430         913,388

   AIM V.I. Value Division:
     The Principal Variable Annuity             1,243,905        13,230,876        95,246       1,047,739

   American Century VP Income & Growth
     Division:
     Principal Freedom Variable Annuity            50,412           524,993         7,242          71,963

   Asset Allocation Division:
     The Principal Variable Annuity               834,729        22,217,825       683,360      12,972,108

   Balanced Division:
     Personal Variable                            886,567         1,955,537       359,165         673,706
     Premier Variable                           6,339,318        13,629,736     4,740,045       8,750,890
     The Principal Variable Annuity             2,284,756        52,835,595     2,085,229      39,271,588
                                           ----------------------------------------------------------------
                                           ----------------------------------------------------------------
                                                9,510,641        68,420,868     7,184,439      48,696,184
   Blue Chip Division:
     Principal Freedom Variable Annuity           136,422         1,343,154        13,245         136,040

   Bond Division:
     Personal Variable                            418,281           704,639       185,727         277,590
     Premier Variable                           4,132,232         6,826,337     2,731,487       4,028,982
     Principal Freedom Variable Annuity           111,634         1,149,316         4,578          47,159
     The Principal Variable Annuity             2,468,514        41,867,932     2,289,764      33,247,289
                                           ----------------------------------------------------------------
                                           ----------------------------------------------------------------
                                                7,130,661        50,548,224     5,211,556      37,601,020




                        `Principal Life Insurance Company
                               Separate Account B

                    Notes to Financial Statements (continued)




4. Purchases and Sales of Investments (continued)

                                                            Year ended December 31, 1999
                                           ----------------------------------------------------------------
                                           ----------------------------------------------------------------
                                                Units          Amount           Units          Amount
                                              Purchased       Purchased       Redeemed        Redeemed
                                           ----------------------------------------------------------------
                                           ----------------------------------------------------------------
   Capital Value Division:
     Bankers Flexible Annuity                           - $         841,253        22,885 $       766,530
     Pension Builder Plus                           7,017           888,413       204,326       1,317,343
     Pension Builder - Rollover                       769           200,803       130,658         853,075
     Personal Variable                            967,223         3,979,495       717,700       1,970,499
     Premier Variable                           5,573,357        22,944,583     5,435,276      14,926,095
     Principal Freedom Variable Annuity           103,693         1,078,445           586           7,725
     The Principal Variable Annuity             2,548,728        95,008,690     2,635,305      64,030,231
                                           ----------------------------------------------------------------
                                           ----------------------------------------------------------------
                                                9,200,787       124,941,682     9,146,736      83,871,498
   Fidelity VIP II Contrafund Division:
     The Principal Variable Annuity             1,478,491        14,931,250        42,014         467,306

   Fidelity VIP Growth Division:
     The Principal Variable Annuity             1,551,497        16,698,632       110,301       1,213,648

   Government Securities Division:
     Pension Builder Plus                           3,243            57,016       135,077         304,315
     Pension Builder - Rollover                     2,725            10,957       123,261         281,975
     Personal Variable                            559,774         1,055,722       402,979         629,754
     Premier Variable                           3,747,210         6,587,956     3,673,738       5,697,825
     The Principal Variable Annuity             2,981,151        48,746,184     2,981,307      42,625,616
                                           ----------------------------------------------------------------
                                           ----------------------------------------------------------------
                                                7,294,103        56,457,835     7,316,362      49,539,485
   Growth Division:
     Personal Variable                          1,269,770         2,904,572       386,799         896,579
     Premier Variable                           9,481,990        21,824,588     5,078,610      11,584,283
     The Principal Variable Annuity             2,961,592        69,883,318     1,825,509      44,634,652
                                           ----------------------------------------------------------------
                                           ----------------------------------------------------------------
                                               13,713,352        94,612,478     7,290,918      57,115,514
   International Division:
     Personal Variable                            582,324         1,455,068       338,607         600,098
     Premier Variable                           3,664,161         9,217,380     2,292,432       4,103,134
     Principal Freedom Variable Annuity            54,996           630,306         1,696          19,226
     The Principal Variable Annuity             1,517,640        44,874,562     1,584,525      28,934,331
                                           ----------------------------------------------------------------
                                           ----------------------------------------------------------------
                                                5,819,121        56,177,316     4,217,260      33,656,789
   International SmallCap Division:
     The Principal Variable Annuity             1,049,723        14,028,696       222,261       2,869,855

   LargeCap Growth Division:
     Principal Freedom Variable Annuity            33,844           375,030         2,569          26,754




                        Principal Life Insurance Company
                               Separate Account B

                    Notes to Financial Statements (continued)




4. Purchases and Sales of Investments (continued)

                                                            Year ended December 31, 1999
                                           ----------------------------------------------------------------
                                           ----------------------------------------------------------------
                                                Units          Amount           Units          Amount
                                              Purchased       Purchased       Redeemed        Redeemed
                                           ----------------------------------------------------------------
                                           ----------------------------------------------------------------
   LargeCap Stock Index Division:
     Principal Freedom Variable Annuity           321,884 $       3,278,717        20,066 $       209,923
     The Principal Variable Annuity             2,535,758        25,955,190       221,631       2,337,587
                                           ----------------------------------------------------------------
                                           ----------------------------------------------------------------
                                                2,857,642        29,233,907       241,697       2,547,510
   MicroCap Division:
     The Principal Variable Annuity               156,137         1,268,945        53,831         447,140

   MidCap Division:
     Personal Variable                            731,578         1,597,024       493,072         956,950
     Premier Variable                           4,873,689        10,698,589     4,195,358       8,136,930
     Principal Freedom Variable Annuity            34,298           347,942         1,952          19,145
     The Principal Variable Annuity             1,298,049        34,317,113     2,807,445      55,410,009
                                           ----------------------------------------------------------------
                                           ----------------------------------------------------------------
                                                6,937,614        46,960,668     7,497,827      64,523,034
   MidCap Growth Division:
     Principal Freedom Variable Annuity             9,110            96,654            64             834
     The Principal Variable Annuity               542,934         5,216,076       148,770       1,483,926
                                           ----------------------------------------------------------------
                                           ----------------------------------------------------------------
                                                  552,044         5,312,730       148,834       1,484,760
   MidCap Value Division:
     Principal Freedom Variable Annuity            20,181           203,598         2,293          21,279

   Money Market Division:
     Pension Builder Plus                           1,340            32,651        32,978          75,711
     Pension Builder - Rollover                       668             2,380           725           1,672
     Personal Variable                          4,953,979         6,553,954     4,771,035       6,240,201
     Premier Variable                          35,455,605        47,466,345    34,692,221      45,871,646
     Principal Freedom Variable Annuity           306,893         3,135,144       212,443       2,166,714
     The Principal Variable Annuity            15,033,975       185,294,000    12,793,632     155,754,849
                                           ----------------------------------------------------------------
                                           ----------------------------------------------------------------
                                               55,752,460       242,484,474    52,503,034     210,110,793
   Real Estate Division:
     The Principal Variable Annuity               115,608         1,167,215        49,917         468,801

   SmallCap Division:
     Principal Freedom Variable Annuity            49,860           662,386           127           2,684
     The Principal Variable Annuity             1,050,452        10,647,045       301,274       2,916,217
                                           ----------------------------------------------------------------
                                           ----------------------------------------------------------------
                                                1,100,312        11,309,431       301,401       2,918,901
   SmallCap Growth Division:
     Principal Freedom Variable Annuity            28,563           318,177         4,123          56,732
     The Principal Variable Annuity             1,353,563        19,098,502       279,769       3,864,869
                                           ----------------------------------------------------------------
                                           ----------------------------------------------------------------
                                                1,382,126        19,416,679       283,892       3,921,601



                        Principal Life Insurance Company
                               Separate Account B

                    Notes to Financial Statements (continued)




4. Purchases and Sales of Investments (continued)

                                                            Year ended December 31, 1999
                                           ----------------------------------------------------------------
                                           ----------------------------------------------------------------
                                                Units          Amount           Units          Amount
                                              Purchased       Purchased       Redeemed        Redeemed
                                           ----------------------------------------------------------------
                                           ----------------------------------------------------------------
   SmallCap Value Division:
     The Principal Variable Annuity               320,599 $       2,839,231        89,876 $       849,120

   Templeton Growth Securities Division:
     Principal Freedom Variable Annuity            22,553           233,152         2,578          25,724

   Utilities Division:
     The Principal Variable Annuity             1,317,255        15,612,615       286,073       3,453,129
                                           ----------------------------------------------------------------
                                           ----------------------------------------------------------------
                                              135,417,163    $1,061,433,633   104,845,524    $678,088,212
                                           ================================================================

Purchases include reinvested dividends and capital gains. Mortality adjustments are included in purchases and redemptions, as applicable.

Money Market purchases include transactions where investment allocations are not known at the time of the deposit. Redemptions reflect subsequent allocations to directed investment divisions.


                         Report of Independent Auditors



The Board of Directors and Stockholder
Principal Life Insurance Company


We have audited the accompanying consolidated statements of financial position of Principal Life Insurance Company (the Company, an indirect wholly-owned subsidiary of Principal Mutual Holding Company) as of December 31, 2000 and 1999, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Principal Life Insurance Company at December 31, 2000 and 1999, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States.


                                                          /S/  ERNST & YOUNG LLP



Des Moines, Iowa
February 2, 2001



                        Principal Life Insurance Company

                      Consolidated Statements of Operations




                                                                          Year ended December 31
                                                                     2000          1999          1998
                                                                 ------------------------------------------
                                                                               (In Millions)
Revenues
Premiums and other considerations                                    $3,929.3      $3,937.6      $3,818.4
Fees and other revenues                                               1,214.5       1,126.0         978.8
Net investment income                                                 3,115.5       3,045.8       2,933.8
Net realized capital gains                                              151.8         456.6         465.8
                                                                 ------------------------------------------
                                                                 ------------------------------------------
Total revenues                                                        8,411.1       8,566.0       8,196.8

Expenses
Benefits, claims and settlement expenses                              5,147.1       5,260.9       5,089.0
Dividends to policyholders                                              312.7         304.6         298.7
Operating expenses                                                    2,060.9       1,867.3       2,070.2
                                                                 ------------------------------------------
                                                                 ------------------------------------------
Total expenses                                                        7,520.7       7,432.8       7,457.9
                                                                 ------------------------------------------

Income before income taxes                                              890.4       1,133.2         738.9

Income taxes                                                            248.8         323.5          43.6
                                                                 ------------------------------------------
                                                                 ------------------------------------------
Net income                                                           $  641.6      $  809.7      $  695.3
                                                                 ==========================================



See accompanying notes.



                        Principal Life Insurance Company

                  Consolidated Statements of Financial Position



                                                                                       December 31
                                                                                   2000           1999
                                                                              ------------------------------
                                                                              ------------------------------
                                                                                      (In Millions)
Assets
Fixed maturities, available-for-sale                                             $26,142.1      $23,441.4
Equity securities, available-for-sale                                                710.3          864.2
Mortgage loans                                                                    11,325.8       13,332.2
Real estate                                                                        1,391.7        2,212.0
Policy loans                                                                         803.6          780.5
Other investments                                                                    532.8          637.6
                                                                              ------------------------------
Total investments                                                                 40,906.3       41,267.9

Cash and cash equivalents                                                            998.6          385.5
Accrued investment income                                                            530.4          471.3
Premiums due and other receivables                                                   253.9          304.3
Deferred policy acquisition costs                                                  1,333.3        1,430.9
Property and equipment                                                               471.2          457.9
Goodwill and other intangibles                                                        94.1          152.5
Mortgage loan servicing rights                                                     1,084.4        1,081.0
Separate account assets                                                           33,180.4       33,306.9
Other assets                                                                       1,402.4          457.8
                                                                              ------------------------------
                                                                              ------------------------------
Total assets                                                                     $80,255.0      $79,316.0
                                                                              ==============================
                                                                              ==============================

Liabilities
Contractholder funds                                                             $24,300.2      $24,519.8
Future policy benefits and claims                                                 12,431.7       12,491.2
Other policyholder funds                                                             597.4          676.9
Short-term debt                                                                    1,339.9          348.8
Long-term debt                                                                       672.3          834.2
Income taxes currently payable                                                       124.5           18.2
Deferred income taxes                                                                399.0          265.3
Separate account liabilities                                                      33,180.4       33,306.9
Other liabilities                                                                  1,909.4        1,903.7
                                                                              ------------------------------
                                                                              ------------------------------
Total liabilities                                                                 74,954.8       74,365.0

Stockholder's equity
Common stock, par value $1 per share - authorized  5,000,000 shares,  issued and outstanding 2,500,000 shares (wholly owned indirectly by Principal
   Mutual Holding Company)                                                             2.5            2.5
Additional paid-in capital                                                            21.0            -
Retained earnings                                                                  5,188.6        5,110.6
Accumulated other comprehensive income (loss):
   Net unrealized gains (losses) on available-for-sale securities                    121.1         (102.1)
   Net foreign currency translation adjustment                                       (33.0)         (60.0)
                                                                              ------------------------------
                                                                              ------------------------------
Total stockholder's equity                                                         5,300.2        4,951.0
                                                                              ------------------------------
                                                                              ------------------------------
Total liabilities and stockholder's equity                                       $80,255.0      $79,316.0
                                                                              ==============================

See accompanying notes.



                        Principal Life Insurance Company

                 Consolidated Statements of Stockholder's Equity




                                                                                       Net Unrealized
                                                                                       Gains (Losses)    Net Foreign      Total
                                                            Additional                  on Available-     Currency    Stock-holder's
                                                  Common     Paid-In     Retained         for-Sale       Translation      Equity
                                                   Stock     Capital     Earnings        Securities      Adjustment
                                                ------------------------------------------------------------------------------------
                                                                                    (In Millions)

 Balances at January 1, 1998                        $ -        $  -      $4,257.1        $1,037.5         $(10.6)       $5,284.2
 Issuance of 2,500,000 shares of common stock
   to parent holding company                         2.5          -          (2.5)            -              -              -
 Dividend to parent holding company                  -            -        (200.0)            -              -            (200.0)
 Comprehensive income:
   Net income                                        -            -         695.3             -              -             695.3
   Net change in unrealized gains and losses
     on fixed maturities, available-for-sale         -            -           -            (203.3)           -            (203.3)
   Net change in unrealized gains and losses
     on equity securities, available-for-sale,
     including seed money in separate accounts
                                                     -            -           -            (291.3)           -            (291.3)
   Adjustments for assumed changes
     in amortization patterns:
     Deferred policy acquisition costs               -            -           -              37.1            -              37.1
     Unearned revenue reserves                       -            -           -              (3.6)           -              (3.6)
   Provision for deferred income tax benefit         -            -           -             169.5            -             169.5
   Change in net foreign currency translation
     adjustment                                      -            -           -               -            (18.3)          (18.3)
                                                                                                                     -----------
 Comprehensive income                                                                                                      385.3
                                                 -------------------------------------------------------------------------------
 Balances at December 31, 1998                       2.5          -       4,749.9           745.9          (28.9)        5,469.4
 Dividend to parent holding company                  -            -        (449.0)            -              -            (449.0)
 Comprehensive loss:
   Net income                                        -            -         809.7             -              -             809.7
   Net change in unrealized gains and losses
     on fixed maturities, available-for-sale         -            -           -          (1,375.1)           -          (1,375.1)
   Net change in unrealized gains and losses
     on equity securities, available-for-sale,
     including seed money in separate accounts
                                                     -            -           -            (142.7)           -            (142.7)
   Adjustments for assumed changes in
     amortization patterns:
     Deferred policy acquisition costs               -            -           -             246.1            -             246.1
     Unearned revenue reserves                       -            -           -             (29.5)           -             (29.5)
   Provision for deferred income tax benefit         -            -           -             453.2            -             453.2
   Change in net foreign currency translation
     adjustment                                      -            -           -               -            (31.1)          (31.1)
                                                                                                                     -----------
 Comprehensive loss                                                                                                        (69.4)
                                                 -------------------------------------------------------------------------------
 Balances at December 31, 1999                       2.5          -       5,110.6          (102.1)         (60.0)        4,951.0



                        Principal Life Insurance Company

           Consolidated Statements of Stockholder's Equity (continued)




                                                                                       Net Unrealized
                                                                                       Gains (Losses)    Net Foreign      Total
                                                            Additional                  on Available-     Currency    Stock-holder's
                                                  Common     Paid-In     Retained         for-Sale       Translation      Equity
                                                   Stock     Capital     Earnings        Securities      Adjustment
                                                ------------------------------------------------------------------------------------
                                                                                     (In Millions)

 Balances at January 1, 2000                        $2.5      $  -       $5,110.6        $(102.1)         $(60.0)       $4,951.0
 Reclassification of retained earnings to
   additional paid-in capital                        -         21.0         (21.0)           -               -             -
 Dividends to parent holding company                 -          -          (542.6)           -               -            (542.6)
 Comprehensive income:
   Net income                                        -          -           641.6            -               -             641.6
   Net change in unrealized gains and losses
     on fixed maturities, available-for-sale         -          -             -            721.9             -             721.9
   Net change in unrealized gains and losses
     on equity securities, available-for-sale,
     including seed money in separate accounts
                                                     -          -             -           (270.0)            -            (270.0)
   Adjustments for assumed changes in
     amortization patterns:
     Deferred policy acquisition costs               -          -             -           (122.6)            -            (122.6)
     Unearned revenue reserves                       -          -             -             15.2             -              15.2
   Provision for deferred income taxes               -          -             -           (121.3)            -            (121.3)
   Change in net foreign currency translation
     adjustment                                      -          -             -              -              27.0            27.0
                                                                                                                       -----------
 Comprehensive income                                -          -                                                          891.8
                                                ----------------------------------------------------------------------------------
 Balances at December 31, 2000                      $2.5      $21.0      $5,188.6        $ 121.1          $(33.0)       $5,300.2
                                                ==================================================================================


See accompanying notes.



                        Principal Life Insurance Company

                      Consolidated Statements of Cash Flows




                                                                           Year ended December 31
                                                                     2000           1999           1998
                                                                ---------------------------------------------
                                                                               (In Millions)
Operating activities
Net income                                                         $     641.6    $     809.7   $     695.3
Adjustments to reconcile net income to net cash provided by
   operating activities:
   Amortization of deferred policy acquisition costs                     238.6          173.7         219.0
   Additions to deferred policy acquisition costs                       (263.6)        (253.8)       (229.1)
   Accrued investment income                                             (59.1)         (37.0)         22.9
   Premiums due and other receivables                                    (25.0)         102.2          (1.9)
   Contractholder and policyholder liabilities and dividends
                                                                       1,429.6        1,633.0       1,616.1
   Current and deferred income taxes                                     127.9           45.8        (264.8)
   Net realized capital gains                                           (151.8)        (456.6)       (465.8)
   Depreciation and amortization expense                                  71.4           72.5         110.5
   Amortization and impairment/recovery of mortgage servicing
     rights                                                              157.3           94.4         142.3
   Other                                                                (367.1)         (34.0)        212.1
                                                                ---------------------------------------------
Net adjustments                                                        1,158.2        1,340.2       1,361.3
                                                                ---------------------------------------------
Net cash provided by operating activities                              1,799.8        2,149.9       2,056.6

Investing activities Available-for-sale securities:
   Purchases                                                         (12,932.5)     (11,510.2)     (7,475.1)
   Sales                                                               7,312.8        6,947.1       5,857.2
   Maturities                                                          2,665.3        2,599.2       1,376.7
Mortgage loans acquired or originated                                (10,471.3)     (16,594.6)    (14,261.4)
Mortgage loans sold or repaid                                         12,026.8       16,361.5      14,477.8
Net change in mortgage servicing rights                                 (182.9)        (307.5)       (387.4)
Real estate acquired                                                    (324.3)        (449.7)       (436.3)
Real estate sold                                                         795.8          869.8         661.6
Net change in property and equipment                                     (27.2)         (19.7)        (23.1)
Proceeds from sales of subsidiaries                                        -             41.7          95.5
Purchases of interest in subsidiaries, net of cash acquired
                                                                           -            (12.8)       (217.7)
Net change in other investments                                          187.9         (259.2)       (360.9)
                                                                ---------------------------------------------
Net cash used in investing activities                                   (949.6)      (2,334.4)       (693.1)



                        Principal Life Insurance Company

                Consolidated Statements of Cash Flows (continued)




                                                                           Year ended December 31
                                                                     2000           1999           1998
                                                                ---------------------------------------------
                                                                               (In Millions)
Financing activities
Issuance of debt                                                 $     230.4    $     203.5     $     243.0
Principal repayments of debt                                          (119.9)         (40.2)          (50.9)
Proceeds of short-term borrowings                                    1,373.4        4,952.4         8,627.7
Repayment of short-term borrowings                                    (346.8)      (4,895.7)       (8,924.3)
Dividends paid to parent holding company                              (345.5)        (354.5)         (140.0)
Investment contract deposits                                         3,982.6        5,325.4         5,854.1
Investment contract withdrawals                                     (5,011.3)      (5,081.7)       (7,058.3)
                                                                ---------------------------------------------
Net cash provided by (used in) financing activities                   (237.1)         109.2        (1,448.7)
                                                                ---------------------------------------------

Net increase (decrease) in cash and cash equivalents
                                                                       613.1          (75.3)          (85.2)

Cash and cash equivalents at beginning of year                         385.5          460.8           546.0
                                                                ---------------------------------------------
Cash and cash equivalents at end of year                         $     998.6    $     385.5     $     460.8
                                                                =============================================

Schedule of noncash operating and investing activities
Net transfer of noncash assets and liabilities to an
   unconsolidated limited liability company in exchange for a
   minority interest.                                             $   (255.0)
                                                                ===============
                                                                ===============
Dividend of net noncash assets and liabilities of Principal
   International de Chile, S.A. and Principal Compania de
   Seguros de Vida Chile, S.A. to Principal Financial
   Services, Inc. on September 28, 2000
                                                                  $   (170.6)
                                                                ===============
Dividend of net noncash assets and liabilities of Princor
   Financial Services Corporation to Principal Financial
   Services, Inc. on April 1, 1999
                                                                               $      (12.0)
                                                                               ================
                                                                               ================
Nettransfer of noncash assets and  liabilities of Principal  Health Care Inc. on
   April 1, 1998 in exchange for common shares of Coventry Health Care, Inc.
                                                                                                 $   (160.0)
                                                                                               ==============

See accompanying notes.



                        Principal Life Insurance Company

                   Notes to Consolidated Financial Statements

                                December 31, 2000



1. Nature of Operations and Significant Accounting Policies

Reorganization

Effective July 1, 1998, Principal Mutual Life Insurance Company formed a mutual insurance holding company ("Principal Mutual Holding Company") and converted to a stock life insurance company ("Principal Life Insurance Company"). All of the shares of Principal Life Insurance Company were issued to Principal Mutual
Holding Company through two newly formed intermediate holding companies, Principal Financial Group, Inc. and Principal Financial Services, Inc. The reorganization itself did not have a material financial impact on Principal Life Insurance Company and its consolidated subsidiaries, as the net assets so transferred to achieve the change in legal organization were accounted for at historical carrying amounts in a manner similar to that in pooling-of-interests accounting.

Plan of Demutualization

In 2000, the Board of Directors of Principal Mutual Holding Company approved management's recommendation to develop a plan of demutualization to convert Principal Mutual Holding Company into a stock company. Management expects to complete development of the plan of demutualization in the first half of 2001. The plan will primarily address how the organization will be restructured, required approvals, and eligibility for and allocation of policyholder compensation. The proposed plan, when completed, will be subject to approval by the Board of Directors, eligible policyholders of Principal Life Insurance Company and the Insurance Commissioner of the State of Iowa.

Description of Business

Principal  Life  Insurance  Company  and  its  consolidated  subsidiaries  ("the
Company") is a diversified financial services organization engaged in the marketing and management of retirement savings, investment and insurance products and services in the United States and selected international markets and residential mortgage loan origination and servicing in the United States.

Basis of Presentation

The accompanying consolidated financial statements of the Company and its majority-owned subsidiaries have been prepared in conformity with accounting principles generally accepted in the United States ("GAAP"). Less than majority-owned entities in which the Company has at least a 20% interest are reported on the equity basis in the consolidated statements of financial position as other investments. A temporarily controlled subsidiary is carried at the lower of cost or fair value, and is included in other investments. All significant intercompany accounts and transactions have been eliminated.



                        Principal Life Insurance Company

             Notes to Consolidated Financial Statements (continued)




1. Nature of Operations and Significant Accounting Policies (continued)

Total assets of the unconsolidated entities amounted to $2,234.9 million at December 31, 2000 and $2,314.8 million at December 31, 1999. Total revenues of the unconsolidated entities were $2,127.9 million in 2000, $1,971.5 million in 1999 and $1,749.9 million in 1998. During 2000, 1999 and 1998, the Company included $31.4 million, $107.7 million and $18.2 million, respectively, in net investment income representing the Company's share of current year net income of the unconsolidated entities.

Closed Block

In conjunction with the formation of the mutual insurance holding company, the Company established a closed block for the benefit of individual participating dividend-paying policies in force on that date. The closed block was designed to provide reasonable assurance to policyholders included therein that, after the Reorganization, assets would be available to maintain dividends in aggregate in accordance with the 1997 policy dividend scales if the experience underlying such scales continued. Assets were allocated to the closed block in amounts such that their cash flows together with anticipated revenues from policies included in the closed block, were reasonably expected to be sufficient to support such policies, including provision for payment of claims, certain expenses, charges and taxes, and to provide for the continuation of dividends in aggregate in accordance with the 1997 policy dividend scales if the experience underlying such scales continued, and to allow for appropriate adjustments in such scales if the experience changes.

Assets allocated to the closed block inure to the benefits of the holders of policies included in the closed block. Closed block assets and liabilities are carried on the same basis as similar assets and liabilities held by the Company. The Company will continue to pay guaranteed benefits under all policies, including the policies included in the closed block, in accordance with their terms. If the assets allocated to the closed block, the investment cash flows from those assets and the revenues from the policies included in the closed block, including investment income thereon, prove to be insufficient to pay the benefits guaranteed under the policies included in the closed block, the Company will be required to make such payments from its general funds. See Note 7.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Company's consolidated financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the consolidated financial statements and accompanying notes.



                        Principal Life Insurance Company

             Notes to Consolidated Financial Statements (continued)




1. Nature of Operations and Significant Accounting Policies (continued)

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity date of three months or less when purchased.

Investments

Investments in fixed maturities and equity securities are classified as available-for-sale and, accordingly, are carried at fair value. (See Note 14 for policies related to the determination of fair value.) The cost of fixed maturities is adjusted for amortization of premiums and accrual of discounts, both computed using the interest method. The cost of fixed maturities and equity securities is adjusted for declines in value that are other than temporary. For the loan-backed and structured securities included in the bond portfolio, the Company recognizes income using a constant effective yield based on currently anticipated prepayments as determined by broker-dealer surveys or internal estimates and the estimated lives of the securities.

Real estate investments are reported at cost less accumulated depreciation. The initial cost bases of properties acquired through loan foreclosures are fair market values of the properties at the time of foreclosure. Buildings and land improvements are generally depreciated on the straight-line method over the estimated useful life of improvements, and tenant improvement costs are depreciated on the straight-line method over the term of the related lease. The Company recognizes impairment losses for its properties when indicators of impairment are present and a property's expected undiscounted cash flows are not sufficient to recover the property's carrying value. In such cases, the cost bases of the properties are reduced to fair value. Real estate expected to be disposed is carried at the lower of cost or fair value, less cost to sell, with valuation allowances established accordingly and depreciation no longer recognized. Any impairment losses and any changes in valuation allowances are reported as net realized capital losses.

Commercial and residential mortgage loans are generally reported at cost adjusted for amortization of premiums and accrual of discounts, computed using the interest method, and net of valuation allowances. Any changes in the valuation allowances are reported as net realized capital gains (losses). The Company measures impairment based upon the present value of expected cash flows discounted at the loan's effective interest rate. If foreclosure is probable, the measurement of any valuation allowance is based upon the fair value of the collateral. The Company has residential mortgage loans held for sale in the amount of $84.8 million and $432.1 million and commercial mortgage loans held for sale in the amount of $520.9 million and $280.1 million at December 31, 2000 and 1999, respectively, which are carried at lower of cost or fair value and reported as mortgage loans in the statements of financial position.



                        Principal Life Insurance Company

             Notes to Consolidated Financial Statements (continued)




1. Nature of Operations and Significant Accounting Policies (continued)

Net realized capital gains and losses on investments are determined using the specific identification basis.

Policy loans and other investments, excluding investments in unconsolidated entities, are primarily reported at cost.

Securitizations

The Company sells commercial mortgage loans on an unconsolidated trust which then issues mortgage-backed securities. The Company may retain interests in the loans by purchasing portions of the securities from the issuance. Gain or loss on the sales of the mortgages depends in part on the previous carrying amounts of the financial assets involved in the transfer, which is allocated between the assets sold and the retained interests based on their relative fair value at the date of transfer. Fair values are determined by quoted market prices of external buyers of each class of security purchased. The retained interests are thereafter carried at fair value as is the case of other fixed maturity investments.

The Company also sells residential mortgage loans in securitization transactions, and retains servicing rights which are retained interests in the securitized loans. Gain or loss on the sales of the loans depends in part on the previous carrying amounts of the financial assets sold and the retained interests based on their relative fair values at the date of the transfer. To obtain fair values, quoted market prices are used if available. However, quotes are generally not available for retained interests, so the Company estimates fair value based on the present value of the future expected cash flows using management's best estimates of the key assumptions - prepayment speeds and option adjusted spreads commensurate with the risks involved.

Derivatives

Derivatives are generally held for purposes other than trading and are primarily used to hedge or reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, derivatives are used to change the characteristics of the Company's asset/liability mix consistent with the Company's risk management activities.

The Company's risk of loss is typically limited to the fair value of its derivative instruments and not to the notional or contractual amounts of these derivatives. Risk arises from changes in the fair value of the underlying instruments. The Company is also exposed to credit losses in the event of nonperformance of the counterparties. This credit risk is minimized by purchasing such agreements from financial institutions with high credit ratings and by establishing and monitoring exposure limits.



                       Principal Life Insurance Company

             Notes to Consolidated Financial Statements (continued)




1. Nature of Operations and Significant Accounting Policies (continued)

The Company's use of derivatives is further described in Note 6. The net interest effect of interest rate and currency swap transactions is recorded as an adjustment to net investment income or interest expense, as appropriate, over the periods covered by the agreements. The cost of other derivative contracts is amortized over the life of the contracts and classified with the results of the underlying hedged item. Certain contracts are designated as hedges of specific assets and, to the extent those assets are marked to market, the hedge contracts are also marked to market and included as an adjustment of the underlying asset value. Other contracts are designated and accounted for as hedges of certain liabilities and are not marked to market. Futures contracts and mortgage-backed forwards are used to hedge anticipated transactions. Futures contracts are marked to market value and settled daily. However, changes in the market value of such contracts have not qualified for inclusion in the measurements of subsequent transactions or represent hedges of items reported at fair value. Accordingly, such changes in market value are reported in net income in the period of change.

Hedge accounting is used for derivatives that are specifically designated in advance as hedges and that reduce the Company's exposure to an indicated risk by having a high correlation between changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period. Should such criteria not be met or if the hedged items are sold, terminated or matured, the changes in value of the derivatives are included in net income.

Contractholder and Policyholder Liabilities

Contractholder and policyholder liabilities (contractholder funds, future policy benefits and claims, and other policyholder funds) include reserves for investment contracts and reserves for universal life, limited payment, participating and traditional life insurance policies. Investment contracts are contractholders' funds on deposit with the Company and generally include reserves for pension and annuity contracts. Reserves on investment contracts are equal to the cumulative deposits less any applicable charges plus credited interest.

Reserves for universal life insurance contracts are equal to cumulative premiums less charges plus credited interest which represents the account balances that accrue to the benefit of the policyholders. Reserves for non-participating term life insurance contracts are computed on a basis of assumed investment yield, mortality, morbidity and expenses, including a provision for adverse deviation, which generally vary by plan, year of issue and policy duration. Investment yield is based on the Company's experience. Mortality, morbidity and withdrawal rate assumptions are based on experience of the Company and are periodically reviewed against both industry standards and experience.

Reserves for participating life insurance contracts are based on the net level premium reserve for death and endowment policy benefits. This net level premium reserve is calculated based on dividend fund interest rate and mortality rates guaranteed in calculating the cash surrender values described in the contract.



                       Principal Life Insurance Company

             Notes to Consolidated Financial Statements (continued)




1. Nature of Operations and Significant Accounting Policies (continued)

Participating business represented approximately 34%, 34% and 36% of the Company's life insurance in force and 79%, 78% and 81% of the number of life insurance policies in force at December 31, 2000, 1999 and 1998, respectively. Participating business represented approximately 64%, 63% and 76% of life insurance premiums for the years ended December 31, 2000, 1999 and 1998, respectively.

The amount of dividends to policyholders is approved annually by the Company's Board of Directors. The amount of dividends to be paid to policyholders is determined after consideration of several factors including interest, mortality, morbidity and other expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company. At the end of the reporting period, the Company establishes a dividend liability for the pro-rata portion of the dividends expected to be paid on or before the next policy anniversary date.

Some of the Company's policies and contracts require payment of fees in advance for services that will be rendered over the estimated lives of the policies and contracts. These payments are established as unearned revenue reserves upon receipt and included in other policyholder funds in the consolidated statements of financial position. These unearned revenue reserves are amortized to operations over the estimated lives of these policies and contracts in relation to the emergence of estimated gross profit margins.

The liability for unpaid accident and health claims is an estimate of the ultimate net cost of reported and unreported losses not yet settled. This liability is estimated using actuarial analyses and case basis evaluations. Although considerable variability is inherent in such estimates, the Company believes that the liability for unpaid claims is adequate. These estimates are continually reviewed and, as adjustments to this liability become necessary, such adjustments are reflected in current operations.

Recognition of Premiums and Other Considerations, Fees and Other Revenues and Benefits

Traditional individual life and health insurance products include those products with fixed and guaranteed premiums and benefits, and consist principally of whole life and term life insurance policies. Premiums from these products are recognized as premium revenue when due.

Immediate annuities with life contingencies include products with fixed and guaranteed annuity considerations and benefits and consist principally of group and individual single premium annuities with life contingencies. Annuity considerations from those products are recognized as revenue when due.



                        Principal Life Insurance Company

             Notes to Consolidated Financial Statements (continued)




1. Nature of Operations and Significant Accounting Policies (continued)

Group life and health insurance premiums are generally recorded as premium revenue over the term of the coverage. Some group contracts allow for premiums to be adjusted to reflect emerging experience. Such adjusted premiums are recognized in the period that the related experience emerges. Fees for contracts providing claim processing or other administrative services are recorded over the period the service is provided.

Related policy benefits and expenses for individual and group life and health insurance products are associated with earned premiums and result in the recognition of profits over the expected lives of the policies and contracts.

Universal life-type policies are insurance contracts with terms that are not fixed and guaranteed. Amounts received as payments for such contracts are not reported as premium revenues. Revenues for universal life-type insurance contracts consist of policy charges for the cost of insurance, policy initiation and administration, surrender charges and other fees that have been assessed against policy account values. Policy benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related policy account balances.

Investment contracts do not subject the Company to risks arising from policyholder mortality or morbidity, and consist primarily of Guaranteed Investment Contracts ("GICs") and certain deferred annuities. Amounts received as payments for investment contracts are established as investment contract liability balances and are not reported as premium revenues. Revenues for investment contracts consist of investment income and policy administration charges. Investment contract benefits that are charged to expense include benefit claims incurred in the period in excess of related investment contract liability balances and interest credited to investment contract liability balances.

Fees and other revenues are earned for asset management services provided to retail and institutional clients based largely upon contractual rates applied to the market value of the client's portfolio. Additionally, fees and other revenues are earned for administrative services performed including recordkeeping and reporting services for retirement savings plans.

Fees and other revenues arising from the residential mortgage banking operations consist of revenues earned for servicing and originating residential mortgage loans as well as marketing other products to servicing portfolio customers. Net revenues are also recognized on the sale of residential mortgage loans and residential mortgage loan servicing rights.

Deferred Policy Acquisition Costs

Commissions and other costs (underwriting, issuance and agency expenses) that vary with and are primarily related to the acquisition of new and renewal insurance policies and investment contract business are capitalized to the extent recoverable. Acquisition costs that are not deferrable and maintenance costs are charged to operations as incurred.



                        Principal Life Insurance Company

             Notes to Consolidated Financial Statements (continued)




1. Nature of Operations and Significant Accounting Policies (continued)

Deferred policy acquisition costs for universal life-type insurance contracts and participating life insurance policies and investment contracts are being amortized over the lives of the policies and contracts in relation to the emergence of estimated gross profit margins. This amortization is adjusted retrospectively when estimates of current or future gross profits and margins to be realized from a group of products and contracts are revised. The deferred policy acquisition costs of non-participating term life insurance policies are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policyholder liabilities.

Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs would be written off to the extent that it is determined that future policy premiums and investment income or gross profit margins would not be adequate to cover related losses and expenses.

Reinsurance

The Company enters into reinsurance agreements with other companies in the normal course of business. The Company may assume reinsurance from or cede reinsurance to other companies. Premiums and expenses are reported net of reinsurance ceded. The Company is contingently liable with respect to reinsurance ceded to other companies in the event the reinsurer is unable to meet the obligations it has assumed. At December 31, 2000, 1999 and 1998, respectively, the Company had reinsured $13.2 billion, $10.2 billion and $6.9 billion of life insurance in force, representing 9%, 7% and 5% of total net life insurance in force through a single third-party reinsurer. To minimize the possibility of losses, the Company evaluates the financial condition of its reinsurers and continually monitors concentrations of credit risk.

The effect of reinsurance on premiums and other considerations and policy and contract benefits and changes in reserves is as follows (in millions):

                                                                          Year ended December 31
                                                                     2000          1999          1998
                                                                 ------------------------------------------
   Premiums and other considerations:
     Direct                                                          $4,074.8      $3,990.0      $3,799.9
     Assumed                                                             24.6           4.1          62.2
     Ceded                                                             (170.1)        (56.5)        (43.7)
                                                                 ------------------------------------------
   Net premiums and other considerations                             $3,929.3      $3,937.6      $3,818.4
                                                                 ==========================================



                        Principal Life Insurance Company

             Notes to Consolidated Financial Statements (continued)




1. Nature of Operations and Significant Accounting Policies (continued)

                                                                          Year ended December 31
                                                                     2000          1999          1998
                                                                 ------------------------------------------

   Benefits, claims and settlement expenses:
     Direct                                                          $5,302.6      $5,296.1      $5,051.5
     Assumed                                                              1.9          (1.3)         66.0
     Ceded                                                             (157.4)        (33.9)        (28.5)
                                                                 ------------------------------------------
   Net benefits, claims and settlement expenses                      $5,147.1      $5,260.9      $5,089.0
                                                                 ==========================================

Guaranty-fund Assessments

Guaranty-fund assessments are accrued for anticipated assessments, which are estimated using data available from various industry sources that monitor the current status of open and closed insolvencies. The Company has also established an other asset for assessments expected to be recovered through future premium tax offsets.

Separate Accounts

The separate account assets and liabilities presented in the consolidated financial statements represent the fair market value of funds that are separately administered by the Company for contracts with equity, real estate and fixed-income investments. Generally, the separate account contract owner, rather than the Company, bears the investment risk of these funds. The separate account assets are legally segregated and are not subject to claims that arise out of any other business of the Company. The Company receives a fee for administrative, maintenance and investment advisory services that is included in the consolidated statements of operations. Net deposits, net investment income and realized and unrealized capital gains and losses on the separate accounts are not reflected in the consolidated statements of operations.

Income Taxes

Principal Mutual Holding Company files a U.S. consolidated income tax return that includes the Company and all of its qualifying subsidiaries and has a policy of allocating income tax expenses and benefits to companies in the group based upon pro rata contribution of taxable income or operating losses. The
Company is taxed at corporate rates on taxable income based on existing tax laws. Current income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are provided for the tax effect of temporary differences in the financial reporting and income tax bases of assets and liabilities and net operating losses using enacted income tax rates and laws. The effect on deferred tax assets and deferred tax liabilities of a change in tax rates is recognized in operations in the period in which the change is enacted.



                        Principal Life Insurance Company

             Notes to Consolidated Financial Statements (continued)




1. Nature of Operations and Significant Accounting Policies (continued)

Foreign Exchange

The Company's foreign subsidiaries' statements of financial position and operations are translated at the current exchange rates and average exchange rates for the year, respectively. Resulting translation adjustments for foreign subsidiaries and certain other transactions are reported as a component of equity. Other translation adjustments for foreign currency transactions that affect cash flows are reported in current operations.

Pension and Postretirement Benefits

The Company accounts for its pension benefits and postretirement benefits other than pension (medical, life insurance and long-term care) using the full accrual method.

Property and Equipment

Property  and  equipment  includes  home office  properties,  related  leasehold improvements, purchased and internally developed software and other fixed assets. Property and equipment use is shown in the consolidated statements of financial position at cost less allowances for accumulated depreciation. Provisions for depreciation of property and equipment are computed principally on the straight-line method over the estimated useful lives of the assets. Property and equipment and related accumulated depreciation are as follows (in millions):
                                                             December 31
                                                         2000           1999
                                                     ---------------------------

   Property and equipment                                $846.3        $777.2
   Accumulated depreciation                              (375.1)       (319.3)
                                                     ---------------------------
   Property and equipment, net                           $471.2        $457.9
                                                     ===========================

Goodwill and Other Intangibles

Goodwill and other intangibles include the cost of acquired subsidiaries in excess of the fair value of the net assets (i.e., goodwill) and other intangible assets which have been recorded in connection with acquisitions. These assets are amortized on a straight-line basis generally over 10 to 15 years. The carrying amount of goodwill and other intangibles is reviewed periodically for indicators of impairment in value, which in the view of management are other than temporary, including unexpected or adverse changes in the economic or competitive environments in which the Company operates, profitability analyses and the fair value of the relevant subsidiary. If facts and circumstances suggest that a subsidiary's goodwill is impaired, the Company assesses the fair value of the underlying business and reduces the goodwill to an amount that results in the book value of the subsidiary approximating fair value.



                        Principal Life Insurance Company

             Notes to Consolidated Financial Statements (continued)




1. Nature of Operations and Significant Accounting Policies (continued)

Goodwill and other intangibles, and related accumulated amortization, are as follows (in millions):
                                                            December 31
                                                        2000           1999
                                                     ---------------------------

   Goodwill                                             $137.9        $176.6
   Other intangibles                                       0.3          21.7
                                                     ---------------------------
                                                         138.2         198.3
   Accumulated amortization                              (44.1)        (45.8)
                                                     ---------------------------
   Total goodwill and other intangibles, net           $  94.1        $152.5
                                                     ===========================

Premiums Due and Other Receivables

Premiums due and other  receivables  include life and health insurance  premiums
due,   reinsurance   recoveries,   guaranty  funds  receivable  or  on  deposit,
receivables from the sale of securities and other receivables.

Mortgage Loan Servicing Rights

Mortgage loan servicing rights represent the cost of purchasing or originating the right to service mortgage loans. These costs are capitalized and amortized to operations over the estimated remaining lives of the underlying loans using the interest method and taking into account appropriate prepayment assumptions. Capitalized mortgage loan servicing rights are periodically assessed for impairment, which is recognized in the consolidated statements of operations during the period in which impairment occurs by establishing a corresponding valuation allowance. For purposes of performing its impairment evaluation, the Company stratifies the servicing portfolio on the basis of specified predominant risk characteristics, including loan type and note rate. A valuation model is used to determine the fair value at each stratum. Cash flows are calculated using an internal prepayment model and discounted at a spread to London Inter-Bank Offer Rates. External valuations are obtained for comparative purposes. Impairment (recovery) of mortgage loan servicing rights was $(0.5) million, $(53.2) million and $51.9 million in 2000, 1999 and 1998, respectively.

Comprehensive Income (Loss)

Comprehensive income (loss) includes all changes in equity during a period except those resulting from investments by shareholders and distributions to shareholders, which would not be applicable to a mutual holding company.



                        Principal Life Insurance Company

             Notes to Consolidated Financial Statements (continued)




1. Nature of Operations and Significant Accounting Policies (continued)

The following table sets forth the adjustments necessary to avoid duplication of items that are included as part of net income for a year that had been part of other comprehensive income in prior years (in millions):

                                                                                December 31
                                                                     2000          1999          1998
                                                                 ------------------------------------------
   Unrealized gains (losses) on available-for-sale securities
     arising during the year                                         $252.6       $(1,037.9)    $(531.8)
   Adjustment for realized gains (losses) on available-for-sale securities included in net income
                                                                      (29.4)          189.9       240.2
                                                                 ------------------------------------------
   Unrealized gains (losses) on available-for-sale securities,
     as adjusted                                                     $223.2       $  (848.0)    $(291.6)
                                                                 ==========================================

The above adjustment for net realized gains on available-for-sale securities included in net income is presented net of tax, related changes in the amortization patterns of deferred policy acquisition costs and unearned revenue reserves.

Reclassifications

Reclassifications have been made to the 1998 and 1999 consolidated financial statements to conform to the 2000 presentation.

Accounting Changes

In June 1998, the Financial Accounting Standards Board (the "FASB") issued Statement No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"). In June 1999, Statement No. 137, Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133 ("SFAS 137") was issued deferring the effective date of SFAS 133 by one year. The new effective date for the Company to adopt SFAS 133 is January 1, 2001. In June 2000, the FASB issued Statement No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities an amendment of FASB Statement No. 133 which amended the accounting and reporting standards of SFAS 133 for certain derivative instruments and certain hedging activities. SFAS 133 will require the Company to include all derivatives in the consolidated statement of financial position at fair value. The accounting for changes in the fair value of a derivative depends on its intended use. Changes in derivative fair values will either be recognized in earnings as offsets to the changes in fair value of related hedged assets, liabilities and firm commitments or, for forecasted transactions, deferred and recorded as a component of equity until the hedged transactions occur and are recognized in earnings. The ineffective portion of a hedging derivative's change in fair value will be immediately recognized in earnings. Derivatives not used in hedging



                        Principal Life Insurance Company

             Notes to Consolidated Financial Statements (continued)




1. Nature of Operations and Significant Accounting Policies (continued)

activities must be adjusted to fair value through earnings. The Company adopted SFAS 133 effective January 1, 2001. The Company evaluated the effect implementation would have on its reported results of operations and financial position, based on derivatives holdings and market conditions as of December 31, 2000. That evaluation indicated that the implementation of SFAS 133 would not have had a material impact on the results of operations and financial position as of and for the year ended December 31, 2000.

On January 1, 1999, the Company implemented the Statement of Position ("SOP") 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use. SOP 98-1 defines internal use software and when the costs associated with internal use should be capitalized. The implementation did not have a material impact on the Company's consolidated financial statements.

In December 2000, the Accounting Standards Executive Committee issued Statement of Position 00-3, Accounting by Insurance Enterprises for Demutualization and Formation of Mutual Insurance Holding Companies and for Certain Long-Duration Participating Contracts. The effective date for adoption of SOP 00-3, with retroactive application and restatement of all previously issued financial statements, is for fiscal years beginning after December 15, 2000, however, early adoption is encouraged by the Accounting Standards Executive Committee. The Statement provides guidance on accounting by insurance companies for demutualization and the formation of mutual insurance holding companies. The Statement specifies that closed block assets, liabilities, revenues and expenses should be displayed together with all other assets, liabilities, revenues and expenses of the insurance enterprise based on the nature of the particular item, with appropriate disclosures relating to the closed block. The Statement also provides guidance regarding: accounting for predemutualization participating contracts, establishment of a policyholder dividend obligation for earnings that relate to the closed block, but do not inure to stockholders, if applicable, accounting for participating policies sold outside the closed block, accounting for expenses related to a demutualization and the formation of an MIHC, accounting for retained earnings and other comprehensive income and accounting for a distribution from an MIHC to its members. The Company early adopted SOP 00-3 during 2000, and financial statements for all periods presented have been reclassified to reflect the guidance set forth in SOP 00-3. See Note 7.


2. Related Party Transactions

The Company and its direct parent, Principal Financial Services, Inc. ("Principal Financial Services"), are parties to a cash advance agreement, which allows those entities to pool their available cash in order to more efficiently and effectively invest their cash. The cash advance agreement allows (i) the Company to advance cash to Principal Financial Services in aggregate principal amounts not to exceed $1.0 billion, with such advanced amounts earning interest at the daily 30-day "AA" Financial Commercial Paper Discount Rate published by the Federal Reserve (the "Internal Crediting Rate"); and (ii)



                        Principal Life Insurance Company

             Notes to Consolidated Financial Statements (continued)




2. Related Party Transactions (continued)

Principal Financial Services to advance cash to the Company in aggregate principal amounts not to exceed $250.0 million, with such advance amounts earning interest at the Internal Crediting Rate plus 5 basis points to reimburse Principal Financial Services for the costs incurred in maintaining short-term investing and borrowing programs. Under this cash advance agreement, the Company had a receivable from Principal Financial Services of $843.6 million and $284.4 million at December 31, 2000 and 1999, respectively.


3. Mergers, Acquisitions and Divestitures

On December 21, 2000, the Company entered into an agreement to dispose of the stock of Principal International Espana, S.A. de Seguros de Vida, a subsidiary in Spain. The transaction is expected to be completed in the first quarter of 2001, after which the Company will have no business operations in Spain. In 2000, the consolidated financial statements included $222.7 million in assets, $49.4 million in revenues and $(1.2) million of pretax losses related to these operations.

Beginning January 1, 2000, the Company ceased new sales of Medicare supplement insurance and effective July 1, 2000, the Company entered into a reinsurance agreement to reinsure 100% of the Medicare supplement insurance block of business. Medicare supplement insurance premiums were $98.4 million for the six months ended June 30, 2000 and $164.6 million for the year ended December 31, 1999.

During 1999, various other acquisitions were made by the Company at purchase prices aggregating $13.5 million. The acquisitions were all accounted for using the purchase method and the results of operations of the acquired businesses have been included in the financial statements of the subsidiaries from the dates of acquisition. Such acquired companies had total assets at December 31, 1999 and total 1999 revenue of $17.0 million and $11.6 million, respectively.

Effective April 1, 1998, the Company transferred substantially all of its managed care operations with Coventry Corporation in exchange for a non-majority ownership position in the resulting entity, Coventry Health Care, Inc. The Company's investment in Coventry Health Care, Inc. is accounted for using the equity method. Net equity of the transferred business on April 1, 1998 was $170.0 million. Consolidated financial results for 1997 included total assets at December 31, 1997, and total revenues and pretax loss for the year then ended of approximately $419.0 million, $883.3 million and $(26.1) million, respectively, for the transferred business. In September 2000, the Company sold a portion of its equity ownership position, which reduced its ownership to approximately 25% and resulted in a realized capital gain of $13.9 million, net of tax.



                        Principal Life Insurance Company

             Notes to Consolidated Financial Statements (continued)




3. Mergers, Acquisitions and Divestitures (continued)

During 1998, various acquisitions were made by the Company at purchase prices aggregating $224.5 million. The acquisitions were all accounted for using the purchase method and the results of operations of the acquired businesses have been included in the financial statements of the subsidiaries from the dates of acquisition. Such acquired companies had total assets at December 31, 1998 and total 1998 revenue of $458.8 million and $58.3 million, respectively.

During 1998, various divestitures were made by the Company at selling prices aggregating $117.9 million and $15.3 million in net realized capital gains were realized as a result of these divestitures. In 1997, the financial statements included $151.6 million in assets, $205.7 million in revenues and $19.8 million of pretax losses related to these subsidiaries.

Effective July 1, 1998, the Company no longer participates in reinsurance pools related to the Federal Employee Group Life Insurance and Service Group Life Insurance programs. In 1997, the premium assumed from these arrangements was approximately $84.9 million.

4. Investments

Under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, securities are generally classified as available-for-sale, held-to-maturity, or trading. The Company has classified its entire fixed maturities portfolio as available-for-sale, although it is generally the Company's intent to hold these securities to maturity. The Company has also classified all equity securities as available-for-sale. Securities classified as available-for-sale are reported at fair value in the consolidated statements of financial position with the related unrealized holding gains and losses on such available-for-sale securities reported as a separate component of equity after adjustments for related changes in deferred policy acquisition costs, unearned revenue reserves and deferred income taxes.



                        Principal Life Insurance Company

             Notes to Consolidated Financial Statements (continued)




4. Investments (continued)

The cost, gross unrealized gains and losses and fair value of fixed maturities and equity securities available-for-sale as of December 31, 2000 and 1999, are as follows (in millions):

                                                                    Gross           Gross
                                                                 Unrealized      Unrealized         Fair
                                                    Cost            Gains          Losses          Value
                                               ---------------------------------------------------------------
                                               ---------------------------------------------------------------
   December 31, 2000 Fixed maturities:
     United States Government and
        agencies                                   $    23.2         $  0.1         $  0.2          $    23.1
     Foreign governments                               692.8           25.0            5.3              712.5
     States and political subdivisions                 287.4           12.5            4.2              295.7
     Corporate - public                              8,795.2          216.5          129.3            8,882.4
     Corporate - private                             9,807.6          208.9          206.0            9,810.5
     Mortgage-backed and other asset-backed
       securities                                    6,244.2          208.0           34.3            6,417.9
                                               ---------------------------------------------------------------
   Total fixed maturities                          $25,850.4         $671.0         $379.3          $26,142.1
                                               ===============================================================
                                               ===============================================================
   Total equity securities                         $   773.9         $190.6         $254.2          $   710.3
                                               ===============================================================
                                               ===============================================================

   December 31, 1999 Fixed maturities:
     United States Government and agencies
                                                   $   163.6         $    -         $  1.7          $   161.9
     Foreign governments                               820.1           18.7           15.1              823.7
     States and political subdivisions                 176.1            1.3            9.9              167.5
     Corporate - public                              5,425.4           74.4          140.6            5,359.2
     Corporate - private                            11,474.5          106.7          363.0           11,218.2
     Mortgage-backed and other asset-backed
       securities                                    5,832.2           12.6          133.9            5,710.9
                                               ---------------------------------------------------------------
   Total fixed maturities                          $23,891.9         $213.7         $664.2          $23,441.4
                                               ===============================================================
   Total equity securities                         $   720.8         $176.3         $ 32.9          $   864.2
                                               ===============================================================



                        Principal Life Insurance Company

             Notes to Consolidated Financial Statements (continued)




4. Investments (continued)

The cost and fair value of fixed maturities available-for-sale at December 31, 2000, by expected maturity, are as follows (in millions):

                                                                                  Cost         Fair Value
                                                                              -------------------------------
                                                                              -------------------------------

   Due in one year or less                                                       $  1,111.7      $ 1,099.4
   Due after one year through five years                                           9,727.5         9,726.9
   Due after five years through ten years                                          5,135.9         5,213.5
   Due after ten years                                                             3,631.1         3,684.4
                                                                              -------------------------------
                                                                              -------------------------------
                                                                                  19,606.2        19,724.2
   Mortgage-backed and other asset-backed securities                               6,244.2         6,417.9
                                                                              -------------------------------
                                                                              -------------------------------
   Total                                                                         $25,850.4       $26,142.1
                                                                              ===============================

The above summarized activity is based on expected maturities. Actual maturities may differ because borrowers may have the right to call or pre-pay obligations.

Major categories of net investment income are summarized as follows (in millions):

                                                                          Year ended December 31
                                                                   2000           1999           1998
                                                               ---------------------------------------------

   Fixed maturities, available-for-sale                           $1,856.5      $1,711.1        $1,587.5
   Equity securities, available-for-sale                              67.5          46.1            31.6
   Mortgage loans                                                  1,005.0       1,111.1         1,143.0
   Real estate                                                       171.0         187.5           143.2
   Policy loans                                                       55.1          50.2            50.9
   Cash and cash equivalents                                          69.9          20.9             8.8
   Other                                                              43.3          43.3           108.1
                                                               ---------------------------------------------
                                                               ---------------------------------------------
                                                                   3,268.3       3,170.2         3,073.1

   Less investment expenses                                         (152.8)       (124.4)         (139.3)
                                                               ---------------------------------------------
                                                               ---------------------------------------------
   Net investment income                                          $3,115.5      $3,045.8        $2,933.8
                                                               =============================================



                        Principal Life Insurance Company

             Notes to Consolidated Financial Statements (continued)




4. Investments (continued)

The major components of net realized capital gains on investments are summarized as follows (in millions):

                                                                            Year ended December 31
                                                                      2000          1999           1998
                                                                  -------------------------------------------

   Fixed maturities, available-for-sale:
     Gross gains                                                     $  28.9       $  31.2        $ 61.4
     Gross losses                                                     (155.0)       (125.4)        (33.5)
   Equity securities, available-for-sale:
     Gross gains                                                        84.2         408.7         341.7
     Gross losses                                                       (3.9)        (25.7)        (38.8)
   Mortgage loans                                                        8.6          (8.9)          6.3
   Real estate                                                          82.3          56.4         120.6
   Other                                                               106.7         120.3           8.1
                                                                  -------------------------------------------
   Net realized capital gains                                        $ 151.8       $ 456.6        $465.8
                                                                  ===========================================

Proceeds from sales of investments (excluding call and maturity proceeds) in fixed maturities were $5.5 billion, $5.5 billion and $2.8 billion in 2000, 1999 and 1998 respectively. Of the 2000, 1999 and 1998 proceeds, $2.6 billion, $3.8 billion and $2.2 billion, respectively, relates to sales of mortgage-backed securities. The Company actively manages its mortgage-backed securities portfolio to control prepayment risk. Gross gains of $2.0 million, $2.1 million and $23.0 million and gross losses of $40.1 million, $60.3 million and $7.0 million in 2000, 1999 and 1998, respectively, were realized on sales of mortgage-backed securities. At December 31, 1999, the Company had security purchases payable totaling $21.9 million relating to the purchases of mortgage-backed securities at forward dates.

The net unrealized gains and losses on investments in fixed maturities and equity securities available-for-sale is reported as a separate component of equity, reduced by adjustments to deferred policy acquisition costs and unearned revenue reserves that would have been required as a charge or credit to operations had such amounts been realized and a provision for deferred income taxes. The cumulative amount of net unrealized gains and losses on available-for-sale securities is as follows (in millions):

                                                                                       December 31
                                                                                   2000           1999
                                                                               -----------------------------
   Net unrealized gains and losses on fixed maturities, available-for-sale         $284.3       $(437.6)
   Net unrealized gains and losses on equity securities, available-for-sale,
     including seed money in separate accounts                                      (63.9)        206.1
   Adjustments for assumed changes in amortization patterns:
     Deferred policy acquisition costs                                              (43.2)         79.4
     Unearned revenue reserves                                                        2.9         (12.3)
   Provision for deferred income (taxes) tax benefit                                (59.0)         62.3
                                                                               -----------------------------
   Net unrealized gains and losses on available-for-sale securities                $121.1       $(102.1)
                                                                               =============================



                        Principal Life Insurance Company

             Notes to Consolidated Financial Statements (continued)




4. Investments (continued)

The corporate private placement bond portfolio is diversified by issuer and industry. Restrictive bond covenants are monitored by the Company to regulate the activities of issuers and control their leveraging capabilities.

Commercial mortgage loans and corporate private placement bonds originated or acquired by the Company represent its primary areas of credit risk exposure. At December 31, 2000 and 1999, the commercial mortgage portfolio is diversified by geographic region and specific collateral property type as follows:

               Geographic Distribution                              Property Type Distribution
                                     December 31                                          December 31
                                   2000        1999                                     2000       1999
                                -----------------------                              -----------------------

   New England                       5%          5%       Office                         30%        31%
   Middle Atlantic                  15          14        Retail                         34         33
   East North Central                9          10        Industrial                     31         32
   West North Central                4           5        Apartments                      4          3
   South Atlantic                   24          25        Hotel                           1          1
   East South Central                4           3        Mixed use/other                 1          1
   West South Central                8           7        Valuation allowance            (1)        (1)
   Mountain                          6           5
   Pacific                          26          27
   Valuation allowance              (1)         (1)


Mortgage loans on real estate are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to contractual terms of the loan agreement. When the Company determines that a loan is impaired, a provision for loss is established for the difference between the carrying amount of the mortgage loan and the estimated value. Estimated value is based on either the present value of the expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price or fair value of the collateral. The provision for losses is reported as a net realized capital loss.

Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries are credited to the allowance for losses. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. The evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may change.



                       Principal Life Insurance Company

             Notes to Consolidated Financial Statements (continued)




4. Investments (continued)

A summary of the changes in the mortgage loan allowance for losses is as follows (in millions):

                                                                                    December 31
                                                                           2000        1999        1998
                                                                        ------------------------------------

   Balance at beginning of year                                            $117.8      $113.0      $121.4
   Provision for losses                                                       5.4         9.2         7.3
   Releases due to write-downs, sales and foreclosures                      (12.8)       (4.4)      (15.7)
                                                                        ------------------------------------
   Balance at end of year                                                  $110.4      $117.8      $113.0
                                                                        ====================================

The Company was servicing approximately 582,000 and 555,000 residential mortgage loans with aggregate principal balances of approximately $55,987.4 million and $51,875.5 million at December 31, 2000 and 1999, respectively. In connection with these mortgage servicing activities, the Company held funds in trust for others totaling approximately $343.8 million and $334.0 million at December 31, 2000 and 1999, respectively. In connection with its loan administration activities, the Company advances payments of property taxes and insurance premiums and also advances principal and interest payments to investors in advance of collecting funds from specific mortgagors. In addition, the Company makes certain payments of attorney fees and other costs related to loans in foreclosure. These amounts receivable are recorded, at cost, as advances on serviced loans. Amounts advanced are considered in management's evaluation of the adequacy of the mortgage loan allowance for losses.

In June 2000, the Company's mortgage banking segment created a special purpose entity to provide an off-balance sheet source of funding for the Company's residential mortgage loan production. The Company sells residential mortgage loans to the special purpose entity, where they are warehoused until sold to the final investor. A maximum of $1 billion may be warehoused by the special purpose entity at any given time. Through December 31, 2000, $5,340.8 million of loans had been sold to the special purpose entity and $688.2 million was warehoused by the special purpose entity at December 31, 2000. The Company remains the servicer of the mortgage loans and also performs secondary marketing, accounting and various administrative functions on behalf of the special purpose entity. The special purpose entity is owned by unaffiliated equity certificate holders and thus, is not consolidated with the Company.



                        Principal Life Insurance Company

             Notes to Consolidated Financial Statements (continued)




4. Investments (continued)

In  October  2000,  the  Company's   mortgage   banking  unit  also  created  an
unconsolidated qualifying special purpose entity ("QSPE") to provide an off-balance sheet source of funding for up to $250 million of qualifying delinquent mortgage loans. The Company sells qualifying delinquent loans to the QSPE, which then pledges the loans to secure its borrowings from a Delaware business trust. The trust funds its loan to the QSPE by selling participations certifications to commercial paper conduit purchasers. Mortgage loans remain in the QSPE until they are processed through claims, reinstated or paid off. The Company is retained as the servicer on the mortgage loans and also performs accounting and various administrative functions on behalf of the QSPE. The Company's retained interest in the mortgage loans of $10.2 million is classified as other assets in the consolidated statements of financial position.

Real estate holdings and related accumulated depreciation are as follows (in millions):

                                                           December 31
                                                       2000           1999
                                                    ----------------------------

   Investment real estate                            $   813.4      $1,339.6
   Accumulated depreciation                             (117.1)       (161.0)
                                                    ----------------------------
                                                         696.3       1,178.6
   Properties held for sale                              695.4       1,033.4
                                                    ----------------------------
   Real estate, net                                   $1,391.7      $2,212.0
                                                    ============================

Included in other investments are properties owned jointly with venture partners and operated by the partners. Joint ventures in which the Company has an interest have mortgage loans with the Company of $612.1 million and $760.1 million at December 31, 2000 and 1999, respectively. The Company is committed to providing additional mortgage financing for such joint ventures aggregating $71.5 million and $76.8 million at December 31, 2000 and 1999, respectively.


5. Securitization Transactions

Commercial Mortgage Loans

During 2000 and 1999, the Company sold commercial mortgage loans in securitization transactions. In each of those securitizations, the Company retained primary servicing responsibilities and other interests. The Company receives annual servicing fees approximating 0.01 percent, which approximates cost. The investors and the securitization trusts have no recourse to the Company's other assets for failure of debtors to pay when due. The value of the Company's retained interests is subject primarily to credit risk.



                       Principal Life Insurance Company

             Notes to Consolidated Financial Statements (continued)




5. Securitization Transactions (continued)

In  2000,  the  Company   recognized   pretax  gains  of  $0.7  million  on  the
securitization of commercial mortgage loans.

Key economic assumptions used in measuring the retained interests at the date of securitization resulting from transactions completed during the year included a cumulative default rate between five and eight percent. The assumed range of the loss severity, as a percentage of defaulted loans, was between 13 and 25 percent. The low end of the loss severity range relates to a portfolio of seasoned loans. The high end of the loss severity range relates to a portfolio of newly issued loans.

At December 31, 2000, the fair values of retained interests related to the securitizations of commercial mortgage loans were $65.2 million. Key economic assumptions and the sensitivity of the current fair values of residual cash flows were tested to one and two standard deviations from the expected rates. The changes in the fair values at December 31, 2000 as a result of these assumptions were not significant.

Residential Mortgage Loans

During 2000 and 1999, the Company sold residential mortgage loans in securitization transactions. In those securitizations, the Company retained servicing responsibilities and subordinated interests. The Company receives annual servicing fees approximating 0.4 percent of the outstanding balance and rights to future cash flows arising after the investors have received the return for which they have contracted. The investors have no recourse to the Company's other assets for failure of debtors to pay when due. The Company's retained interests are subordinate to the investor's interests. Their value is subject to prepayment and interest rate risks on the transferred assets.

In  2000,  the  Company   recognized   pretax  gains  of  $9.4  million  on  the
securitization of residential mortgage loans.

The key economic assumptions used in determining the fair value of mortgage servicing rights at the date of securitization resulting from securitizations completed in 2000 were as follows:

               Weighted average life (years)                              6.87
               Prepayment speed                                          11.81%
               Static yield to maturity discount rate                    10.74%


Prepayment speed is the constant prepayment rate that results in the weighted average life disclosed above.



                        Principal Life Insurance Company

             Notes to Consolidated Financial Statements (continued)




5. Securitization Transactions (continued)

At December 31, 2000, key economic assumptions and the sensitivity of the current fair value of the mortgage servicing rights to immediate 10 and 20 percent adverse changes in those assumptions are as follows ($ in millions):

           Fair value of retained interests                        $1,193.4
           Expected weighted average life (in years)                    6.7
           Prepayment speed                                           12.43%
           Decrease in fair value of 10% adverse change            $   45.7
           Decrease in fair value of 20% adverse change            $   87.1
           Static yield to maturity discount rate                      9.44%
           Decrease in fair value of 10% adverse change            $   73.8
           Decrease in fair value of 20% adverse change            $  147.7

These sensitivities are hypothetical and should be used with caution. As the figures indicate, changes in fair value based on a 10% variation in assumptions generally cannot be extrapolated because the relationship of the change in the assumption to the change in fair value may not be linear. Also, in the above table, the effect of a variation in a particular assumption on the fair value of the servicing rights is calculated independently without changing any other assumption. In reality, changes in one factor may result in change in another, which might magnify or counteract the sensitivities. For example, changes in prepayment speed estimates could result in changes in the discount rate.

The table below summarizes cash flows received from and paid to securitizations trusts for the year ended December 31, 2000 (in millions):

           Proceeds from new securitizations                        $9,624.5
           Servicing fees received                                     237.5
           Other cash flows received on retained interests              29.4


6. Derivatives Held or Issued for Purposes Other Than Trading

The Company uses exchange-traded interest rate futures and mortgage-backed securities forwards to hedge against interest rate risks. The Company attempts to match the timing of when interest rates are committed on insurance products and on new investments. However, timing differences do occur and can expose the Company to fluctuating interest rates. Interest rate futures and mortgage-backed securities forwards are used to minimize these risks. In these contracts, the Company is subject to the risk that the counterparties will fail to perform and to the risks associated with changes in the value of the underlying securities; however, such changes in value generally are offset by opposite changes in the value of the hedged items. Futures contracts are marked to market and settled daily, which minimizes the counterparty risk. The notional amounts of futures contracts represent the extent of the Company's involvement.



                       Principal Life Insurance Company

             Notes to Consolidated Financial Statements (continued)




6. Derivatives Held or Issued for Purposes Other Than Trading (continued)

The Company uses interest rate swaps to more closely match the interest rate characteristics of its assets with those of its liabilities. Swaps are used in asset and liability management to modify duration and match cash flows. Occasionally, the Company will sell a callable investment-type contract and may use interest rate swaptions or similar instruments to transform the callable liability into a fixed term liability. In addition, the Company may sell an investment-type contract with attributes tied to market indices in which case the Company uses a call option to transform the liability into a fixed rate liability. The Company's current credit exposure on swaps is limited to the value of interest rate swaps that have become favorable to the Company. The average unexpired terms of the swaps were approximately four years at December 31, 2000 and five years at December 31, 1999. The net amount payable or receivable from interest rate swaps is accrued as an adjustment to interest income. The Company's interest rate swap agreements include cross-default provisions when two or more swaps are transacted with a given counterparty.

The Company enters into currency exchange swap agreements to convert both principal and interest payments of certain foreign denominated fixed rate assets and liabilities into U.S. dollar denominated instruments to eliminate the exposure to future currency volatility on those items. At December 31, 2000, the Company had various foreign currency exchange agreements with maturities ranging from 2001 to 2019. At December 31, 1999, such maturities ranged from 2000 to 2018. The average unexpired term of the swaps was approximately five years at December 31, 2000 and six years at December 31, 1999.

The Company manages the risk on its commercial mortgage loan pipeline by buying and selling mortgage-backed securities in the forward markets, interest rate swaps, interest rate futures, and treasury rate guarantees. Such futures contracts are marked to market and settled daily.

The Company manages risk on its residential mortgage loan pipeline by buying and selling mortgage-backed securities in the forward markets, over-the-counter options on mortgage-backed securities, U.S. Treasury futures contracts and options on Treasury futures contracts. The Company entered into mandatory forward, option and futures contracts to reduce interest rate risk on certain mortgage loans held for sale and other commitments. The forward contracts provide for the delivery of securities at a specified future date at a specified price or yield. In the event the counterparty is unable to meet its contractual obligations, the Company may be exposed to the risk of selling mortgage loans at prevailing market prices. The effect of these contracts was considered in the lower of cost or market calculation of mortgage loans held for sale.



                        Principal Life Insurance Company

             Notes to Consolidated Financial Statements (continued)




6. Derivatives Held or Issued for Purposes Other Than Trading (continued)

The Company has committed to originate approximately $695.2 million and $372.0 million of residential mortgage loans at December 31, 2000 and 1999, respectively, subject to borrowers meeting the Company's underwriting guidelines. These commitments call for the Company to fund such loans at a future date with a specified rate at a specified price. Because the borrowers are not obligated to close the loans, the Company is exposed to risks that it may not have sufficient mortgage loans to deliver to its mandatory forward contracts and, thus, would be obligated to purchase mortgage loans at prevailing market rates to meet such commitments. Conversely, the Company is exposed to the risk that more loans than expected will close, and the loans would then be sold at current market prices.

The Company uses interest rate floors, futures contracts and options on futures contracts in hedging a portion of its portfolio of mortgage servicing rights from prepayment risk associated with changes in interest rates. The floors and contracts provide for the receipt of payments when interest rates are below predetermined interest rate levels. The premiums paid for floors are included in other assets in the Company's consolidated statements of financial position.

With regard to its international operations, the Company attempts to conduct much of its business in the functional currency of the country of operation. At times, the Company is unable to do so and it uses foreign currency forwards, foreign currency sways and interest rate swaps to hedge the resulting currency risk.

The notional amounts and credit exposure of the Company's derivative financial instruments by type are as follows (in millions):

                                                             December 31
                                                         2000           1999
                                                      --------------------------

   Notional amounts of derivative instruments
   Foreign currency swaps                               $ 2,745.0      $ 1,571.5
   Interest rate floors                                   2,450.0        5,550.0
   Interest rate swaps                                    2,391.5        1,298.5
   Mortgage-backed forwards and options                   1,898.3        1,546.7
   Swaptions                                                697.7          469.7
   Call options                                              30.0           30.0
   U.S. Treasury futures                                    183.2          287.6
   Currency forwards                                         39.4           13.0
   Treasury rate guarantees                                  60.0            -
                                                      --------------------------
                                                      --------------------------
   Total notional amounts at end of year                $10,495.1      $10,767.0
                                                      ==========================



                        Principal Life Insurance Company

             Notes to Consolidated Financial Statements (continued)




6. Derivatives Held or Issued for Purposes Other Than Trading (continued)

                                                               December 31
                                                           2000            1999
                                                      --------------------------
   Credit exposure of derivative instruments
   Foreign currency swaps                                 $ 45.3         $ 69.2
   Interest rate floors                                     20.0           15.1
   Interest rate swaps                                      14.1           21.6
   Mortgage-backed forwards and options                      -              6.0
   Swaptions                                                11.8            8.7
   Call options                                             12.3           19.0
   Currency forwards                                         5.5            -
                                                      --------------------------
                                                      --------------------------
   Total credit exposure at end of year                   $109.0         $139.6
                                                      ==========================


7. Closed Block

Summarized financial information of the Closed Block is as follows (in millions):

                                                              December 31
                                                          2000           1999
                                                      --------------------------
   Assets
   Fixed maturities available-for-sale                   $2,182.2      $1,781.7
   Mortgage loans                                           919.4       1,035.9
   Policy loans                                             770.0         752.1
   Other investments                                          1.3           1.2
                                                     ---------------------------
   Total investments                                      3,872.9       3,570.9

   Cash and cash equivalents                                 22.7          23.9
   Accrued investment income                                 72.4          62.9
   Deferred policy acquisition costs                        524.7         639.1
   Premiums due and other receivables                        14.7          20.6
                                                      --------------------------
                                                         $4,507.4      $4,317.4
                                                      ==========================
   Liabilities
   Future policy benefits and claims                     $5,032.4      $4,864.3
   Other policyholder funds                                 406.9         405.8
   Other liabilities                                        108.5         124.5
                                                      --------------------------
                                                         $5,547.8      $5,394.6
                                                      ==========================



                        Principal Life Insurance Company

             Notes to Consolidated Financial Statements (continued)




7. Closed Block (continued)

                                                                               Year ended December 31
                                                                               2000             1999
                                                                         -----------------------------------
   Revenues and expenses
   Premiums and other considerations                                          $ 752.5          $ 764.4
   Net investment income                                                        289.9            269.3
   Other income (expense)                                                        (5.0)            (2.0)
   Benefits, claims and settlement expenses                                    (601.2)          (614.5)
   Dividends to policyholders                                                  (307.7)          (295.9)
   Operating expenses                                                           (77.8)          (110.6)
                                                                         -----------------------------------
   Contribution from Closed Block (before income taxes)                       $  50.7          $  10.7
                                                                         ===================================

As described in Note 1, the formation of the closed block required an actuarial calculation including expectations of future earnings related to policies in the closed block. Subsequent to formation, cumulative actual earnings in excess of cumulative expected earnings (which are not revised in future periods) are required to be recorded as a policyholder dividend obligation. From date of formation through December 31, 2000, cumulative actual earnings have been less than cumulative expected earnings, and the resulting negative policyholder dividend obligation balance has not been recognized.


8. Deferred Policy Acquisition Costs

Policy acquisition costs deferred and amortized in 2000, 1999 and 1998 are as follows (in millions):

                                                                                December 31
                                                                     2000          1999          1998
                                                                 ------------------------------------------

   Balance at beginning of year                                     $1,430.9      $1,104.7       $1,057.5
   Cost deferred during the year                                       263.6         253.8          229.1
   Amortized to expense during the year                               (238.6)       (173.7)        (219.0)
   Effect of unrealized (gains) losses                                (122.6)        246.1           37.1
                                                                 ------------------------------------------
   Balance at end of year                                           $1,333.3      $1,430.9       $1,104.7
                                                                 ==========================================




                        Principal Life Insurance Company

             Notes to Consolidated Financial Statements (continued)




9. Insurance Liabilities

Major components of contractholder funds in the consolidated statements of financial position, are summarized as follows (in millions):

                                                             December 31
                                                         2000           1999
                                                     ---------------------------
   Liabilities for investment-type contracts:
     Guaranteed investment contracts                    $14,779.6     $15,935.5
     U.S. funding agreements                                772.1         742.9
     International funding agreements backing
       medium-term notes                                  2,475.3       1,139.0
     Other investment-type contracts                      2,537.0       3,117.1
                                                     ---------------------------
   Total liabilities for investment-type contracts       20,564.0      20,934.5

   Liabilities for individual annuities                   2,442.7       2,522.3
   Universal life and other reserves                      1,293.5       1,063.0
                                                      --------------------------
   Total contractholder funds                           $24,300.2     $24,519.8
                                                      ==========================

The Company's guaranteed investment contracts and funding agreements contain provisions limiting early surrenders, including penalties for early surrenders and minimum notice requirements. Put provisions give customers the option to terminate a contract prior to maturity, provided they give us a minimum notice period.

The following table presents GAAP reserves for guaranteed investment contracts and funding agreements by withdrawal provisions (in millions):

                                         December 31, 2000
                                ------------------------------------
                                ------------------------------------
                                   Guaranteed
                                   Investment    Funding Agreements
                                   Contracts
                                ------------------------------------

   Less than 30 days notice          $       -         $      -
   30 to 89 days notice                  284.6            100.6
   90 to 180 days notice                 456.8            226.2
   More than 180 days notice                 -            150.9
   No active put provision*              426.7               -
   No put provision                   13,611.5          2,769.7
                                ------------------------------------
                                ------------------------------------
   Total                             $14,779.6         $3,247.4
                                ====================================

   * Contracts under an initial lock-out period, but which will become puttable with 90 days notice at some time in the future.



                        Principal Life Insurance Company

             Notes to Consolidated Financial Statements (continued)



9. Insurance Liabilities (continued)

Funding agreements are issued to non-qualified institutional investors both in domestic and international markets. In late 1998, the Company established a $2.0 billion program, which was expanded to $4.0 billion in 2000, under which an offshore special purpose entity was created to issue nonrecourse medium-term notes. Under the program, the proceeds of each note series issuance are used to purchase a funding agreement from the Company, with the funding agreement so purchased then used to secure that particular series of notes. The payment terms of any particular series of notes match the payment terms of the funding agreement that secures that series. Claims for principal and interest under those international funding agreements are afforded equal priority to claims of life insurance and annuity policyholders under insolvency provisions of Iowa Insurance Laws. During 1999, the Company began issuing international funding agreements to the offshore special purpose vehicle under that program. The offshore special purpose vehicle issued medium-term notes to investors in Europe, Asia and Australia. In general, the medium-term note funding agreements do not give the contractholder the right to terminate prior to contractually stated maturity dates, absent the existence of certain circumstances which are largely within the Company's control. At December 31, 2000, the contractual maturities were 2002 - $164.3 million; 2003 - $476.6 million; 2004 - $424.9 million; and thereafter - $1,409.5 million.

In February 2001, the Company agreed to issue up to $3.0 billion of funding agreements under another program to support the prospective issuance by an unaffiliated entity of medium-term notes in both domestic and international markets.

Activity in the liability for unpaid accident and health claims, which is included with future policy benefits and claims in the consolidated statements of financial position, is summarized as follows (in millions):

                                                                                December 31
                                                                     2000          1999          1998
                                                                 ------------------------------------------

   Balance at beginning of year                                     $  721.7      $  641.4       $  770.3

   Incurred:
     Current year                                                    1,788.1       1,872.2        1,921.8
     Prior years                                                       (17.8)         (6.2)         (13.8)
                                                                 ------------------------------------------
                                                                 ------------------------------------------
   Total incurred                                                    1,770.3       1,866.0        1,908.0

   Reclassification for subsidiary merger
     (see Note 3)                                                        -             -            154.9
   Payments:
     Current year                                                    1,447.3       1,466.3        1,523.1
     Prior years                                                       339.7         319.4          358.9
                                                                 ------------------------------------------
   Total payments                                                    1,787.0       1,785.7        2,036.9
                                                                 ------------------------------------------

   Balance at end of year:
     Current year                                                      340.8         405.9          348.7
     Prior years                                                       364.2         315.8          292.7
                                                                 ------------------------------------------
                                                                 ------------------------------------------
   Total balance at end of year                                     $  705.0      $  721.7       $  641.4
                                                                 ==========================================



                        Principal Life Insurance Company

             Notes to Consolidated Financial Statements (continued)




9. Insurance Liabilities (continued)

The activity summary in the liability for unpaid accident and health claims shows a decrease of $17.8 million, $6.2 million, and $13.8 million to the December 31, 1999, 1998 and 1997 liability for unpaid accident and health claims, respectively, arising in prior years. Such liability adjustments, which affected current operations during 2000, 1999 and 1998, respectively, resulted from developed claims for prior years being different than were anticipated when the liabilities for unpaid accident and health claims were originally estimated. These trends have been considered in establishing the current year liability for unpaid accident and health claims.


10. Debt

Short-term debt

Short-term debt consists primarily of a payable to Principal Financial Services, Inc. of $926.9 million. In addition, short-term debt consists of commercial paper and outstanding balances on credit facilities with various banks. At
December 31, 2000, the Company and certain subsidiaries had credit facilities with various banks in an aggregate amount of $725.0 million. The credit facilities may be used for general corporate purposes and also to provide backup for the Company's commercial paper programs.

Long-term debt

The components of long-term debt as of December 31, 2000 and December 31, 1999 are as follows (in millions):

                                                           December 31
                                                      2000           1999
                                                  ------------------------------

     7.875% surplus notes payable, due 2024           $198.9         $199.0
     8% surplus notes payable, due 2044                 99.1           98.8
     Non-recourse mortgages and notes payable          149.8          335.2
     Other mortgages and notes payable                 224.5          201.2
                                                  ------------------------------
     Total long-term debt                             $672.3         $834.2
                                                  ==============================

The amounts included above are net of the discount and direct costs associated with issuing these notes which are being amortized to expense over their respective terms using the interest method.



                        Principal Life Insurance Company

             Notes to Consolidated Financial Statements (continued)




10. Debt (continued)

On March 10, 1994, the Company issued $300.0 million of surplus notes, including $200.0 million due March 1, 2024 at a 7.875% annual interest rate and the remaining $100.0 million due March 1, 2044 at an 8% annual interest rate. No affiliates of the Company hold any portion of the notes. Each payment of interest and principal on the notes, however, may be made only with the prior approval of the Commissioner of Insurance of the State of Iowa (the "Commissioner") and only to the extent that the Company has sufficient surplus earnings to make such payments. For each of the years ended December 31, 2000, 1999 and 1998, interest of $24.0 million was approved by the Commissioner, paid and charged to expense.

Subject to Commissioner approval, the surplus notes due March 1, 2024 may be redeemed at the Company's election on or after March 1, 2004 in whole or in part at a redemption price of approximately 103.6% of par. The approximate 3.6% premium is scheduled to gradually diminish over the following ten years. These surplus notes may then be redeemed on or after March 1, 2014, at a redemption price of 100% of the principal amount plus interest accrued to the date of redemption.

In addition, subject to Commissioner approval, the notes due March 1, 2044 may be redeemed at the Company's election on or after March 1, 2014, in whole or in part at a redemption price of approximately 102.3% of par. The approximate 2.3% premium is scheduled to gradually diminish over the following ten years. These notes may be redeemed on or after March 1, 2024, at a redemption price of 100% of the principal amount plus interest accrued to the date of redemption.

The mortgages and other notes payable are financings for real estate developments. The Company has obtained loans with various lenders to finance these developments. Outstanding principal balances as of December 31, 2000 range from $0.5 million to $102.8 million per development with interest rates generally ranging from 6.9% to 8.6%. Outstanding principal balances as of December 31, 1999 range from $0.6 million to $38.3 million per development with interest rates generally ranging from 6.4% to 9.3%.

At December 31, 2000, future annual maturities of the long-term debt are as follows (in millions):

   2001                                                $118.9
   2002                                                  94.6
   2003                                                   8.6
   2004                                                   2.9
   2005                                                   3.0
   Thereafter                                           444.3
                                                   --------------
   Total future maturities of the long-term debt       $672.3
                                                   ==============



                        Principal Life Insurance Company

             Notes to Consolidated Financial Statements (continued)




10. Debt (continued)

Cash paid for interest for 2000, 1999 and 1998 was $42.0 million, $95.5 million and $96.9 million, respectively. These amounts include interest paid on taxes during these years.


11. Income Taxes

The Company's income tax expense (benefit) is as follows (in millions):

                                                 Year ended December 31
                                           2000          1999          1998
                                       -----------------------------------------
   Current income taxes:
     Federal                               $195.2       $  84.1       $ (80.5)
     State and foreign                       12.2          12.6          10.2
     Net realized capital gains              29.6         162.3         106.7
                                       -----------------------------------------
   Total current income taxes               237.0         259.0          36.4
   Deferred income taxes                     11.8          64.5           7.2
                                       -----------------------------------------
   Total income taxes                      $248.8        $323.5       $  43.6
                                       =========================================

The Company's provision for income taxes may not have the customary relationship of taxes to income. Differences between the prevailing corporate income tax rate of 35% times the pre-tax income and the Company's effective tax rate on pre-tax income are generally due to inherent differences between income for financial reporting purposes and income for tax purposes, and the establishment of adequate provisions for any challenges of the tax filings and tax payments to the various taxing jurisdictions. A reconciliation between the corporate income tax rate and the effective tax rate is as follows:

                                                    Year ended December 31
                                               2000          1999          1998
                                           -------------------------------------

   Statutory corporate tax rate                 35%           35%           35%
   Dividends received deduction                 (5)           (3)           (4)
   Interest exclusion from taxable income       (1)            -            (1)
   Resolution of prior year tax issues           -             -           (20)
   Other                                        (1)           (3)           (4)
                                           -------------------------------------
   Effective tax rate                           28%           29%            6%
                                          ======================================



                        Principal Life Insurance Company

             Notes to Consolidated Financial Statements (continued)




11. Income Taxes (continued)

Significant components of the Company's net deferred income taxes are as follows (in millions):

                                                                                       December 31
                                                                                   2000           1999
                                                                               -----------------------------
   Deferred income tax assets (liabilities):
     Insurance liabilities                                                        $ 181.1       $ 241.7
     Deferred policy acquisition costs                                             (360.1)       (358.7)
     Net unrealized losses (gains) on available for sale securities                 (59.1)         91.4
     Mortgage loan servicing rights                                                (206.3)       (209.7)
     Other                                                                           52.3         (24.0)
                                                                               -----------------------------
                                                                                  $(392.1)      $(259.3)
                                                                               =============================

At December 31, 2000 and 1999, respectively, the Company's net deferred tax liability is comprised of international net deferred tax assets of $6.9 million and $6.0 million which have been included in other assets and $399.0 million and $265.3 million of U.S. net deferred tax liabilities which have been included in deferred income taxes in the statements of financial position.

The Internal Revenue Service ("the Service") has completed examination of the U.S. consolidated federal income tax returns of the Company and affiliated companies for 1996 and prior years. The Service has also begun to examine returns for 1997 and 1998. The Company believes that there are adequate defenses against or sufficient provisions for any challenges.

Undistributed earnings of certain foreign subsidiaries are considered indefinitely reinvested by the Company. A tax liability will be recognized when the Company expects distribution of earnings in the form of dividends, sale of the investment or otherwise.

Cash paid for income taxes was $131.9 million in 2000, $275.6 million in 1999 and $300.0 million in 1998.


12. Employee and Agent Benefits

The Company has defined benefit pension plans covering substantially all of its employees and certain agents. The employees and agents are generally first eligible for the pension plans when they reach age 21. The pension benefits are based on the years of service and generally the employee's or agent's average annual compensation during the last five years of employment. Partial benefit accrual of pension benefits is recognized from first eligibility until retirement based on attained service divided by potential service to age 65 with a minimum of 35 years of potential service. The Company's policy is to fund the cost of providing pension benefits in the years that the employees and agents are



                        Principal Life Insurance Company

             Notes to Consolidated Financial Statements (continued)




12. Employee and Agent Benefits (continued)

providing service to the Company. The Company's funding policy is to deposit an amount within the range of GAAP net periodic postretirement cost and the sum of actuarial normal cost and any change in the unfunded accrued liability over a 30-year period as a percentage of compensation.

The Company also provides certain health care, life insurance and long-term care benefits for retired employees. Substantially all employees are first eligible for these postretirement benefits when they reach age 57 and have completed ten years of service with the Company. Partial benefit accrual of these health, life and long-term care benefits is recognized from the employee's date of hire until retirement based on attained service divided by potential service to age 65 with a minimum of 35 years of potential service. The Company's policy is to fund the cost of providing retiree benefits in the years that the employees are providing service to the Company. The Company's funding policy is to deposit the actuarial normal cost and an accrued liability over a 30-year period as a percentage of compensation.

The plans' combined funded status, reconciled to amounts recognized in the consolidated statements of financial position and consolidated statements of operations, is as follows (in millions):

                                                           Pension Benefits                 Other Postretirement Benefits
                                                 --------------------------------------    ---------------------------------
                                                 --------------------------------------    ---------------------------------
                                                              December 31                            December 31
                                                    2000         1999         1998           2000       1999        1998
                                                 ------------ ------------ ------------    ---------- ---------- -----------
Change in benefit obligation
Benefit obligation at beginning of year           $  (732.5)   $  (827.3)     $(700.5)       $(227.9)   $(206.3)   $(213.7)
Service cost                                          (35.0)       (42.2)       (33.8)         (10.4)     (10.9)     (12.1)
Interest cost                                         (57.5)       (55.1)       (49.3)         (19.0)     (14.1)     (15.9)
Actuarial gain (loss)                                  (2.7)       163.4        (79.7)           3.7       (3.5)      20.5
Benefits paid                                          30.4         28.7         36.0            -          6.9       14.9
Other                                                   -            -            -             31.8        -          -
                                                 ------------ ------------ ------------    ---------- ---------- -----------
Benefit obligation at end of year                 $  (797.3)   $  (732.5)     $(827.3)       $(221.8)   $(227.9)   $(206.3)
                                                 ============ ============ ============    ========== ========== ===========

Change in plan assets
Fair value of plan assets at beginning of year     $1,059.8    $   992.9      $ 980.1        $ 345.5    $ 325.7    $ 300.2
Actual return on plan assets                           75.1         90.1         23.3           13.7        5.4       14.6
Employer contribution                                  10.9          5.5         25.5           18.6       21.3       25.8
Benefits paid                                         (30.4)       (28.7)       (36.0)         (18.0)      (6.9)     (14.9)
                                                 ------------ ------------ ------------    ---------- ---------- -----------
Fair value of plan assets at end of year          $ 1,115.4    $ 1,059.8      $ 992.9        $ 359.8    $ 345.5    $ 325.7
                                                 ============ ============ ============    ========== ========== ===========

Funded status                                     $   318.1    $   327.3      $ 165.6        $ 138.0    $ 117.6    $ 119.4
Unrecognized net actuarial gain                      (194.2)      (215.5)       (38.2)         (19.4)     (46.3)     (70.3)
Unrecognized prior service cost                         9.2         10.9         12.6          (29.8)       -          -
Unamortized transition obligation (asset)             (14.2)       (25.7)       (37.2)           0.3        4.7        7.8
                                                 ------------ ------------ ------------    ---------- ---------- -----------
Other assets - prepaid benefit cost               $   118.9   $     97.0      $ 102.8       $   89.1   $   76.0   $   56.9
                                                 ============ ============ ============    ========== ========== ===========



                        Principal Life Insurance Company

             Notes to Consolidated Financial Statements (continued)




12. Employee and Agent Benefits (continued)

                                                           Pension Benefits                 Other Postretirement Benefits
                                                 --------------------------------------    ---------------------------------
                                                 --------------------------------------    ---------------------------------
                                                              December 31                            December 31
                                                    2000         1999         1998           2000       1999        1998
                                                 ------------ ------------ ------------    ---------- ---------- -----------
Weighted-average assumptions as of December 31
Discount rate                                       8.00%        8.00%        6.75%          8.00%      8.00%      6.75%

Components of net periodic benefit cost
Service cost                                     $     35.0   $     42.2       $  33.8      $   10.4   $  10.9     $  12.1
Interest cost                                          57.5         55.1          49.3          19.0      14.1        15.9
Expected return on plan assets                        (81.3)       (76.0)        (74.4)        (25.1)    (23.7)      (16.1)
Amortization of prior service cost                      1.7          1.7           1.7           -         -           -
Amortization of transition (asset) obligation         (11.5)       (11.5)        (11.5)          2.3       3.7         3.3
Recognized net actuarial loss (gain)                  (12.5)        (0.3)         (8.3)         (1.1)     (2.3)       (1.8)
                                                 ------------ ------------ ------------    ---------- ---------- -----------
Net periodic benefit cost (income)                $   (11.1)  $     11.2      $   (9.4)    $     5.5  $    2.7     $  13.4
                                                 ============ ============ ============    ========== ========== ===========

Effective January 1, 2000, the Company amended the method in determining postretirement health benefit plan and terminated long-term care coverage for participants retiring on and subsequent to July 1, 2000. The result of these amendments decreased the postretirement benefit obligation by $31.8 million and was partially offset by the remaining portion of the original transition obligation.

For 2000, 1999 and 1998, the expected long-term rates of return on plan assets for pension benefits were approximately 5% in each of these years (after estimated income taxes) for those trusts subject to income taxes. For trusts not subject to income taxes, the expected long-term rates of return on plan assets were approximately 8.1% in each of the years 2000, 1999 and 1998. The assumed rate of increase in future compensation levels varies by age for both the qualified and non-qualified pension plans.

For 2000, 1999 and 1998, the expected long-term rates of return on plan assets for other post-retirement benefits were approximately 5% to 5.9% in each of these years (after estimated income taxes) for those trusts subject to income taxes. For trusts not subject to income taxes, the expected long-term rates of return on plan assets were approximately 9.3%, 8.0% and 8.1% for 2000, 1999 and 1998, respectively. These rates of return on plan assets vary by benefit type and employee group.

The assumed health care cost trend rate used in measuring the accumulated postretirement benefit obligations starts at 13.9% in 2000 and declines to an ultimate rate of 6% in 2010. Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in assumed health care cost trend rates would have the following effects (in millions):



                        Principal Life Insurance Company

             Notes to Consolidated Financial Statements (continued)




12. Employee and Agent Benefits (continued)

                                                                  1-Percentage-Point    1-Percentage-Point
                                                                       Increase              Decrease
                                                                 --------------------  -------------------
   Effect on total of service and interest cost
     components
                                                                       $  7.4                  $ (5.5)
   Effect on accumulated postretirement benefit
     obligation
                                                                         47.7                   (38.6)

In addition, the Company has defined contribution plans that are generally available to all employees and agents who are age 21 or older. Eligible participants may contribute up to 20% of their compensation, to a maximum of $10,500 in 2000 and $10,000 in 1999 and 1998. The Company matches the participant's contribution at a 50% contribution rate up to a maximum Company contribution of 3% of the participant's compensation in 2000, and 2% of the participant's compensation in 1999 and 1998. The Company contributed $16.0 million in 2000 and $11.0 million in both 1999 and 1998 to these defined contribution plans.


13. Other Commitments and Contingencies

The Company, as a lessor, leases industrial, office, retail and other investment real estate properties under various operating leases. Rental income for all operating leases totaled $292.5 million in 2000, $356.8 million in 1999 and $362.4 million in 1998. At December 31, 2000, future minimum annual rental commitments under these noncancelable operating leases are as follows (in millions):

                                                           Held for         Held for        Total Rental
                                                             Sale         Investment        Commitments
                                                         ---------------------------------------------------

   2001                                                     $ 85.4          $ 87.8            $  173.2
   2002                                                       80.4            80.4               160.8
   2003                                                       72.5            66.2               138.7
   2004                                                       63.9            56.0               119.9
   2005                                                       54.2            46.1               100.3
   Thereafter                                                168.2           308.6               476.8
                                                         ---------------------------------------------------
                                                         ---------------------------------------------------
   Total future minimum lease receipts                      $524.6          $645.1            $1,169.7
                                                         ===================================================



                        Principal Life Insurance Company

             Notes to Consolidated Financial Statements (continued)




13. Other Commitments and Contingencies (continued)

The Company, as a lessee, leases office space, data processing equipment, corporate aircraft and office furniture and equipment under various operating leases. Rental expense for all operating leases totaled $66.3 million in 2000, $78.5 million in 1999 and $60.8 million in 1998. At December 31, 2000, future minimum annual rental commitments under these noncancelable operating leases are as follows (in millions):

   2001                                                               $ 35.6
   2002                                                                 27.2
   2003                                                                 19.0
   2004                                                                 13.2
   2005                                                                  4.7
   Thereafter                                                            9.4
                                                                     --------
                                                                       109.1
   Less future sublease rental income on these noncancelable leases      1.1
                                                                     --------
   Total future minimum lease payments                                $108.0
                                                                     ========

The Company is a plaintiff or defendant in actions arising out of its operations. The Company is, from time to time, also involved in various governmental and administrative proceedings. While the outcome of any pending or future litigation cannot be predicted, management does not believe that any pending litigation will have a material adverse effect on the Company's business, financial condition or results of operations. However, no assurances can be given that such litigation would not materially and adversely affect the Company's business, financial condition or results of operations.

Other companies in the life insurance industry have historically been subject to substantial litigation resulting from claims disputes and other matters. Most recently, such companies have faced extensive claims, including class-action lawsuits, alleging improper life insurance sales practices. Negotiated settlements of such class-action lawsuits have had a material adverse effect on the business, financial condition and results of operations of certain of these companies. The Company is currently a defendant in two class-action lawsuits which allege improper sales practices.

In 2000, the Company reached an agreement in principle to settle these two class-action lawsuits alleging improper sales practices. The proposed settlement is subject to court approval and therefore is not yet final. In agreeing to the settlement, the Company specifically denied any wrongdoing. The Company has accrued a loss reserve for its best estimate based on information available. As uncertainties continue to exist in resolving this matter, it is reasonably possible that, as the actual cost of the claims subject to alternative dispute resolution becomes available, the final cost of settlement could exceed the Company's estimate. However, the range of any additional cost related to the settlement cannot presently be reasonably estimated.



                        Principal Life Insurance Company

             Notes to Consolidated Financial Statements (continued)




13. Other Commitments and Contingencies (continued)

The Company is also subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. The assessments may be partially recovered through a reduction in future premium taxes in some states. The Company believes such assessments in excess of amounts accrued would not materially affect its financial condition or results of operations.


14. Fair Value of Financial Instruments

The following discussion describes the methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments. Certain financial instruments, particularly policyholder liabilities other than investment-type contracts, are excluded from these fair value disclosure requirements. The techniques utilized in estimating the fair values of financial instruments are affected by the assumptions used, including discount rates and estimates of the amount and timing of future cash flows. Care should be exercised in deriving conclusions about the Company's business, its value or financial position based on the fair value information of financial instruments presented below. The estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of the Company's financial instruments.

The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of timing, amount of expected future cash flows and the credit standing of counterparties. Such estimates do not consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument.

Fair values of public debt and equity securities have been determined by the Company from public quotations, when available. Private placement securities and other fixed maturities and equity securities are valued by discounting the expected total cash flows. Market rates used are applicable to the yield, credit quality and average maturity of each security.

Fair values of commercial mortgage loans are determined by discounting the expected total cash flows using market rates that are applicable to the yield, credit quality and maturity of each loan. Fair values of residential mortgage loans are determined by a pricing and servicing model using market rates that are applicable to the yield, rate structure, credit quality, size and maturity of each loan.



                       Principal Life Insurance Company

             Notes to Consolidated Financial Statements (continued)




14. Fair Value of Financial Instruments (continued)

The fair values for assets classified as policy loans, other investments excluding equity investments in subsidiaries, cash and cash equivalents and accrued investment income in the accompanying consolidated statements of financial position approximate their carrying amounts.

Mortgage servicing rights represent the present value of estimated future net revenues from contractually specified servicing fees. The fair value was estimated with a valuation model using current prepayment speeds and a market discount rate.

The fair values of the Company's reserves and liabilities for investment-type insurance contracts (insurance, annuity and other policy contracts that do not involve significant mortality or morbidity risk and that are only a portion of the policyholder liabilities appearing in the consolidated statements of financial position) are estimated using discounted cash flow analyses (based on current interest rates being offered for similar contracts with maturities consistent with those remaining for the investment-type contracts being valued). The fair values for the Company's insurance contracts (insurance, annuity and other policy contracts that do involve significant mortality or morbidity risk), other than investment-type contracts, are not required to be disclosed. The Company does consider, however, the various insurance and investment risks in choosing investments for both insurance and investment-type contracts.

Fair values for debt issues are estimated using discounted cash flow analysis based on the Company's incremental borrowing rate for similar borrowing arrangements.

The carrying amounts and estimated fair values of the Company's financial instruments at December 31, 2000 and 1999, are as follows (in millions):

                                                        2000                              1999
                                            ------------------------------   -------------------------------
                                            Carrying Amount     Fair            Carrying         Fair
                                                                Value            Amount          Value
                                            ------------------------------   -------------------------------
   Assets (liabilities)

   Fixed maturities (see Note 4)               $ 26,142.1      $ 26,142.1       $ 23,441.4     $ 23,441.4
   Equity securities (see Note 4)                   710.3           710.3            864.3          864.3
   Mortgage loans                                11,325.8        11,575.0         13,332.2       13,200.0
   Policy loans                                     803.6           803.6            780.5          780.5
   Other investments                                413.0           413.0            466.2          466.2
   Cash and cash equivalents                        998.6           998.6            385.5          385.5
   Accrued investment income                        530.4           530.4            471.3          471.3
   Mortgage loan servicing rights                 1,084.4         1,193.5          1,081.0        1,288.0
   Investment-type insurance contracts
                                                (22,818.6)      (22,688.9)       (24,072.5)     (23,322.6)
   Short-term debt                               (1,339.9)       (1,339.9)          (348.8)        (348.8)
   Long-term debt                                  (672.3)         (649.8)          (834.2)        (767.4)



                        Principal Life Insurance Company

             Notes to Consolidated Financial Statements (continued)




15. Statutory Insurance Financial Information

The Company prepares statutory financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Division of the Department of Commerce of the State of Iowa. Currently "prescribed" statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and general administrative rules. "Permitted" statutory accounting practices encompass all accounting practices not so prescribed. The impact of any permitted accounting practices on statutory surplus is not material. The accounting practices used to prepare statutory financial statements for regulatory filings differ in certain instances from GAAP. Prescribed or permitted statutory accounting practices are used by state insurance departments to regulate the Company.

The NAIC revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual will be effective January 1, 2001. The State of Iowa has adopted the provisions of the revised manual without modification. The revised manual has changed, to some extent, prescribed statutory accounting practices and will result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements.

The Company has identified the following changes in prescribed statutory accounting practices as those that will have the most significant impact on its statutory-basis financial statements:

o Deposit-type funds related to both the Company's general account and its separate accounts will no longer be reported in the statutory statement of operations as revenues, but rather will be reported directly to an appropriate policy reserve account, a treatment of deposit-type funds that is similar to that under GAAP. This will have the effect of decreasing total statutory revenues and total statutory expenses of the Company, with no effect to statutory net income or statutory surplus.

o Undistributed income from subsidiaries will no longer be reported as a component of statutory net investment income, but rather will be classified as statutory unrealized capital gains and losses. This will have the effect of decreasing the Company's total statutory revenues, with a related effect on statutory net income; however, it will have no effect on statutory surplus.

o Deferred income tax assets and/or liabilities will be recognized. This will have the effect of increasing the Company's total statutory assets or statutory liabilities to the extent it has such deferred income tax assets or liabilities and will have a corresponding effect on the Company's statutory surplus.



                        Principal Life Insurance Company

             Notes to Consolidated Financial Statements (continued)




15. Statutory Insurance Financial Information (continued)

Management believes the net impact of these changes to the Company's statutory-basis capital and surplus as of January 1, 2001 will not be significant. Insurance regulators, accountants, and the insurance industry continue work to finalize interpretations of the Codification. The ongoing implementation work could cause changes to final interpretations that could ultimately have an adverse effect on the Company's statutory surplus or statutory net income.

Life/Health insurance companies are subject to certain risk-based capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2000, the Company meets the RBC requirements.

Under Iowa law, the Company may pay stockholder dividends only from the earned surplus arising from its business and must receive the prior approval of the Insurance Commissioner of the State of Iowa to pay a stockholder dividend if such a stockholder dividend would exceed certain statutory limitations. The current statutory limitation is the greater of 10% of the Company's policyholder surplus as of the preceding year end or the net gain from operations from the previous calendar year. Based on this limitation and 2000 statutory results, the Company could pay approximately $760.9 million in stockholder dividends in 2001 without exceeding the statutory limitation.

In 2000, the Company notified the Insurance Commissioner of the State of Iowa in advance of all stockholder dividend payments. Total stockholder dividends to its parent company in 2000 were $542.6 million.

In 1999, the Company notified the Insurance Commissioner of the State of Iowa in advance of all stockholder dividend payments and received approval for an extraordinary stockholder dividend of $250.0 million. Total stockholder dividends to its parent company in 1999 were $449.0 million.

In 1998, the Company notified the Insurance Commissioner of the State of Iowa in advance of dividend payments. Total stockholder dividends to its parent company in 1998 were $200.0 million.

The following summary reconciles the Company's assets and stockholder's equity at December 31, 2000, 1999 and 1998, and net income for the years ended December 31, 2000, 1999 and 1998, in accordance with statutory reporting practices prescribed or permitted by the Insurance Division of the Department of Commerce of the State of Iowa with that reported in these consolidated GAAP financial statements (in millions):



                        Principal Life Insurance Company

             Notes to Consolidated Financial Statements (continued)



15. Statutory Insurance Financial Information (continued)

                                                                                 Stock-holder's
                                                                                   Equity
                                                                      Assets                  Net Income
                                                                   -----------------------------------------
                                                                   -----------------------------------------
   December 31, 2000
   As reported in accordance with statutory accounting practices
     - unconsolidated                                                $75,573.4      $3,356.4     $912.6
   Additions (deductions):
     Unrealized gain on fixed maturities available-for-sale              375.3         375.3        -
     Other investment adjustments                                      2,760.2         590.3     (137.7)
     Adjustments to insurance reserves and policyholder dividends
                                                                         (73.9)       (187.0)      26.3
     Deferral of policy acquisition costs                              1,295.5       1,295.5        8.8
     Surplus note reclassification as debt                                 -          (298.0)       -
     Provision for deferred federal income taxes and other tax
       reclassifications                                                   -          (138.3)     (26.6)
     Other - net                                                         324.5         306.0     (141.8)
                                                                   -----------------------------------------
                                                                   -----------------------------------------
   As reported in accordance with GAAP                               $80,255.0      $5,300.2     $641.6
                                                                   =========================================

   December 31, 1999
   As reported in accordance with statutory accounting practices
     - unconsolidated                                                $76,017.7     $3,151.9      $713.7
   Additions (deductions):
     Unrealized loss on fixed maturities available-for-sale             (356.8)      (356.8)        -
     Other investment adjustments                                      2,093.3        994.4         9.8
     Adjustments to insurance reserves and policyholder dividends
                                                                        (124.6)      (235.5)       15.1
     Deferral of policy acquisition costs                              1,409.3      1,409.3        68.3
     Surplus note reclassification as debt                                 -         (297.8)        -
     Provision for deferred federal income taxes and other tax
       reclassifications                                                   -           33.0        18.2
     Other - net                                                         277.1        252.5       (15.4)
                                                                   -----------------------------------------
                                                                   -----------------------------------------
   As reported in accordance with GAAP                               $79,316.0     $4,951.0      $809.7
                                                                   =========================================

   December 31, 1998
   As reported in accordance with statutory accounting practices
     - unconsolidated                                                $70,096.1     $3,031.5      $511.4
   Additions (deductions):
     Unrealized gain on fixed maturities available-for-sale              996.9        996.9         -
     Other investment adjustments                                      1,620.7      1,080.9       176.8
     Adjustments to insurance reserves and policyholder dividends
                                                                        (169.5)      (191.6)      (55.8)
     Deferral of policy acquisition costs                              1,104.7      1,104.7         -
     Surplus note reclassification as debt                                 -         (297.8)        -
     Provision for deferred federal income taxes and other tax
       reclassifications                                                   -         (474.2)      164.9
     Other - net                                                         294.4        219.0      (102.0)
                                                                   -----------------------------------------
                                                                   -----------------------------------------
   As reported in accordance with GAAP                               $73,943.3     $5,469.4      $695.3
                                                                   =========================================



                        Principal Life Insurance Company

             Notes to Consolidated Financial Statements (continued)




16. International Operations

The Company's international operations offer a variety of asset management and asset accumulation products and services for businesses, groups and individuals, with a focus on retirement savings.

The change in net foreign currency translation reflects an increase of $27.0 million, and decreases of $31.1 million and $18.3 million for the years ended December 31, 2000, 1999 and 1998, respectively. Aggregate foreign exchange transaction gains and losses were not material for the years ended December 31, 2000, 1999 and 1998.

The Company evaluates performance of its businesses on operating earnings, which excludes the effect of net realized capital gains and losses, as adjusted, and non-recurring events and transactions. Net realized capital gains, as adjusted, are net of tax, related changes in the amortization pattern of deferred policy acquisition costs, recognition of front-end fee revenues for sales charges on pension products and services and net realized capital gains credited to customers. Operating earnings is determined by adjusting GAAP net income for net realized capital gains and losses and non-recurring items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the consolidated financial performance, management believes the presentation of operating earnings enhances the understanding of the Company's results of operations by highlighting earnings attributable to the normal, recurring operations of the business. However, operating earnings is not a substitute for net income determined in accordance with GAAP.

In 2000, the Company excluded $101.0 million of non-recurring items, net of tax, from net income for the presentation of operating earnings. The non-recurring items included the negative effects of (a) a loss contingency reserve established for litigation and (b) expenses related to the development of a plan of demutualization.

In 1998, the Company excluded $107.2 million of non-recurring items, net of tax, from net income for the presentation of operating earnings. The non-recurring items included: (1) the positive effects of (a) the Company's release of tax reserves and related accrued interest and (b) accounting changes by the Company's international operations and (2) the negative effects of (a) expenses related to the corporate structure change to a mutual insurance holding company, see "Reorganization" in Note 1, and related adjustments for changes in amortization assumptions for deferred policy acquisition costs and (b) a contribution related to permanent endowment of the Principal Financial Group Foundation.



                        Principal Life Insurance Company

             Notes to Consolidated Financial Statements (continued)




16. International Operations (continued)

The following table summarizes selected information by geographic region as of or for the year ended December 31 (in millions):

                                                          United
                                                          States          International       Consolidated
                                                      -------------------------------------------------------
   2000
   Total revenues                                        $ 8,173.1         $  238.0            $ 8,411.1
                                                      =======================================================

   Net income:
     Operating earnings (loss)                           $   663.9         $  (22.2)           $   641.7
     Net realized capital gains (losses), as adjusted
                                                              99.3              1.6                100.9
     Non-recurring items                                    (101.0)             -                 (101.0)
                                                      -------------------------------------------------------
   Net income (loss)                                     $    662.2        $   (20.6)          $   641.6
                                                      =======================================================

   Assets                                                $79,574.4         $  680.6            $80,255.0
                                                      =======================================================

   1999
   Total revenues                                        $ 8,293.1         $  272.9            $ 8,566.0
                                                      =======================================================

   Net income:
     Operating earnings (loss)                           $   522.3         $   (33.0)          $   489.3
     Net realized capital gains (losses), as adjusted
                                                             314.4              6.0                320.4
     Non-recurring items                                       -                -                    -
                                                      -------------------------------------------------------
   Net income (loss)                                     $   836.7         $   (27.0)          $   809.7
                                                      =======================================================

   Assets                                                $77,968.5         $1,347.5            $79,316.0
                                                      =======================================================

   1998
   Total revenues                                        $ 7,960.2         $  236.6            $ 8,196.8
                                                      =======================================================

   Net income:
     Operating earnings (loss)                           $   302.8         $  (35.4)           $   267.4
     Net realized capital gains (losses), as adjusted
                                                             308.7             12.0                320.7
     Non-recurring items                                      93.9             13.3                107.2
                                                      -------------------------------------------------------
   Net income (loss)                                     $   705.4         $  (10.1)           $   695.3
                                                      =======================================================

   Assets                                                $72,703.9         $1,239.4            $73,943.3
                                                      =======================================================